Dreyfus Premier
State Municipal
Bond Fund,
Connecticut Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                  State Municipal Bond Fund, Connecticut Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in for Dreyfus Premier State Municipal Bond Fund, Connecticut Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Connecticut Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -4.98% total return; its Class B shares provided a -5.31% total return; and its Class C shares provided a -5.43% return.(1) In comparison, the Lipper Connecticut Municipal Debt Funds category average provided a -4.52% total return(2) for the same period.

We attribute the fund's negative absolute performance to a declining bond market and rising interest rates. The fund's relative underperformance compared to its benchmark is primarily a result of our security selection strategy in a relatively small Connecticut market, where a scarcity of new issuance limited our investment choices.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Connecticut tax-exempt income as is practical from a diversified portfolio of municipal bonds without undue risk. To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at an attractive price. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the fund will have several of these qualities.

We also use computer models to evaluate the likely performance of bonds under various market scenarios, including a .25 % rise or .50% decline in interest rates. When we find securities that we believe will provide participation when the market rises and some protection against market declines, we tend to hold them for the long term.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund and the municipal bond marketplace were adversely affected by rising interest rates. When the reporting period began on May 1, 1999, investors were concerned that continued economic strength might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Connecticut issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

In a rising interest-rate environment, we have focused primarily on maintaining the fund's average duration within the neutral range. Because a fund's duration naturally extends as interest rates rise and some bonds' prices fall below levels at which issuers might redeem them early, bond funds tend to become more
sensitive   to  the  adverse  short-term  effects  of  higher  interest  rates.
Accordingly, during the period we sold some of our longer maturity bonds, including those priced at discounts to face value. We also sold bonds that were in danger of falling below the prices at which corporations and other institutional investors remain eligible for municipal bonds' tax advantages.

We attempted to reinvest the proceeds from those sales into tax-exempt bonds that we believed would remain highly liquid in a declining market. Accordingly, new purchases at the end of the period focused on insured and highly rated bonds in the 10-year maturity range. We also took steps to upgrade the fund by purchasing high quality bonds to replace pre-refunded bonds as well as bonds that were near their redemption dates. Typically, these new purchases were available at face value or modest premiums, and had maturities of seven years or less. Because of uncertainties in the pre-refunded bond market sector, these new purchases often gave us an opportunity to enhance the fund's income stream.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.8%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--75.8%

Connecticut:

   5%, 3/15/2012                                                                                 70,000                   67,584

   6.153%, 3/15/2012                                                                          5,000,000  (a,b)         4,646,000

   5%, 8/1/2012                                                                                  35,000                   33,765

   6.074%, 8/1/2012                                                                           5,900,000  (a,b)         5,473,194

   5.125%, 3/15/2013                                                                          6,700,000                6,461,346

   5.50%, 5/15/2014                                                                           2,000,000                1,989,060

   5.50%, 5/15/2015                                                                           3,000,000                2,949,210

   5.25%, 3/1/2016                                                                            5,000,000                4,729,400

   (Clean Water Fund) Revenue:

      5.25%, 7/15/2012                                                                           15,000                   14,801

      7.262%, 7/15/2012                                                                       4,850,000  (a)           4,712,260

   Special Tax Obligation Revenue (Transportation
      Infrastructure):

         5.50%, 11/1/2007 (Insured; FSA)                                                      5,000,000                5,174,950

         5.375%, 9/1/2008                                                                     2,500,000                2,549,125

         7.125%, 6/1/2010                                                                     3,400,000                3,878,720

         6.75%, 6/1/2011 (Prerefunded 6/1/2003)                                               8,500,000  (c)           9,139,965

Connecticut Development Authority, Revenue:

  First Mortgage Gross:

    (Elim Park Baptist Home Inc. Project) 9%, 12/1/2020

         (Prerefunded 12/1/1999)                                                              3,565,000  (c)           3,687,208

      (Health Care Project, Church Homes Inc.):

         5.70%, 4/1/2012                                                                      1,240,000                1,141,866

         5.80%,4/1/2021                                                                       3,000,000                2,687,220

      (Health Care Project, Elim Park Baptist Home)
         5.375%, 12/1/2018                                                                    2,300,000                2,002,173

   Life Care Facilities (Seabury Project)

      8.75%, 9/1/2006                                                                         1,625,000                1,783,275

   Pollution Control (Light and Power) 5.85%, 9/1/2028                                       10,150,000                9,312,828

   Water Facilities (Bridgeport Hydraulic) 6.15%, 4/1/2035                                    2,750,000                2,724,370

Connecticut Health and Educational Facilities Authority,
   Revenue:

      (Connecticut College) 5.50%, 7/1/2027 (Insured; MBIA)                                   2,500,000                2,333,600

      (Danbury Hospital) 5.75%, 7/1/2029 (Insured; AMBAC)                                     3,000,000                2,894,340

      (Greenwich Academy) 5.75%, 3/1/2026 (Insured; FSA)                                      3,130,000                3,040,889

      (Greenwich Hospital) 5.80%, 7/1/2026 (Insured; MBIA)                                    9,365,000                9,122,540

      (Hartford University):

         6.75%, 7/1/2012                                                                      3,500,000                3,556,140

         6.80%, 7/1/2022                                                                      8,500,000                8,646,370

      (Hospital for Special Care) 5.375%, 7/1/2017                                            4,430,000                3,814,540

      (Johnson Evergreen Corp.) 8.50%, 7/1/2022                                               4,500,000                4,732,785

      (Loomis Chaffee School Project)

         6%, 7/1/2025 (Insured; MBIA)                                                         1,000,000                1,002,640


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational Facilities Authority,
  Revenue (continued):

    (Middlesex Hospital)

         6.25%, 7/1/2022 (Insured; MBIA)
         (Prerefunded 7/1/2002                                                                3,500,000  (c)           3,725,890

      (New Britian General Hospital) 6.125%, 7/1/2014
         (Insured; AMBAC)                                                                     1,000,000                1,035,830

      (New Britain Memorial Hospital) 7.75%, 7/1/2022
         (Prerefunded 7/1/2002)                                                              11,000,000  (c)          12,115,840

      (Norwalk Hospital) 6.25%, 7/1/2022 (Insured; MBIA)
         (Prerefunded 7/1/2002)                                                               3,860,000  (c)           4,109,124

      (Nursing Home Program - 3030 Park Fairfield Health
         Center Project)

            6.25%, 11/1/2021                                                                  2,500,000                2,563,075

      (Quinnipiac College)

         6%, 7/1/2013 (Prerefunded 7/1/2003)                                                  4,100,000  (c)           4,366,008

         6%, 7/1/2013                                                                         2,445,000                2,393,508

      (Sacred Heart University):

         6.50%, 7/1/2016 (Prerefunded 7/1/2006)                                               1,465,000  (c)           1,614,152

         6.125%, 7/1/2017 (Prerefunded 7/1/2007)                                              1,000,000  (c)           1,084,900

         6.625%, 7/1/2026 (Prerefunded 7/1/2006)                                              2,720,000  (c)           3,016,045

      (Trinity College) 5.875%, 7/1/2026 (Insured; MBIA)                                      2,500,000                2,469,900

      (University of New Haven):

         6.625%, 7/1/2016                                                                     4,050,000                4,021,691

         6.70%, 7/1/2026                                                                      8,605,000                8,608,958

      (William W. Backus Hospital) 5.75%, 7/1/2027
         (Insured; AMBAC)                                                                     2,500,000                2,416,875

      (Windham Community Memorial Hospital):

         5.75%, 7/1/2011                                                                      1,000,000                  928,010

         6%, 7/1/2020                                                                         1,000,000                  915,390

      (Yale, New Haven Hospital) 5.70%, 7/1/2025
         (Insured; MBIA)                                                                      7,970,000                7,659,090

Connecticut Housing Finance Authority (Housing Mortgage
   Finance Program):

      6.20%, 5/15/2012 (Insured; MBIA)                                                        1,000,000                1,049,070

      6.125%, 5/15/2018 (Insured; MBIA)                                                       1,655,000                1,697,583

      6.45%, 5/15/2022                                                                        5,165,000                5,266,544

      6.70%, 11/15/2022                                                                      15,985,000               16,563,497

      6.75%, 11/15/2023                                                                       5,010,000                5,274,929

      5.45%, 11/15/2029                                                                       5,805,000                5,229,260

      6%, Series G, 11/15/2027                                                                4,000,000                3,925,360

      6%, Subseries F-2, 11/15/2027                                                           4,945,000                4,852,726

      5.85%, Subseries B-2, 11/15/2028                                                        9,940,000                9,445,584

      5.85%, Subseries C-2, 11/15/2028                                                        6,455,000                6,219,457

                                                                                                                       The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Resource Recovery Authority, RRR

   3.80%, 11/15/1999                                                                          6,750,000                6,749,055

Eastern Connecticut Resource Recovery Authority:

  Solid Waste Revenue:

      6.694%, 1/1/2014                                                                        5,000,000  (a)           3,828,300

      (Wheelabrator Lisbon Project):

         5.50%, 1/1/2014                                                                         50,000                   44,142

         5.50%, 1/1/2020                                                                      9,380,000                7,987,351

Greenwich Housing Authority, MFHR (Greenwich Close)

   6.25%, 9/1/2017                                                                            4,840,000                4,673,214

Sprague, Environmental Improvement Revenue

   (International Paper Company Project) 5.70%, 10/1/2021                                     1,350,000                1,215,203

Stamford 6.60%, 1/15/2010                                                                     2,750,000                3,054,315

U. S. RELATED--21.0%

Commonwealth of Puerto Rico (Public Improvement):

   5.50%, 7/1/2012 (Insured; MBIA)                                                            1,000,000                1,013,140

   5.25%, 7/1/2013 (Insured; MBIA)                                                            6,000,000                5,848,260

   5.25%, 7/1/2014 (Insured; MBIA)                                                            1,000,000                  963,760

   6%, 7/1/2015 (Insured; MBIA)                                                               3,000,000                3,125,430

   Zero Coupon, 7/1/2017 (Insured; MBIA)                                                      3,800,000                1,371,648

   6.80%, 7/1/2021 (Prerefunded 7/1/2002) (c)                                                 6,000,000                6,480,180

Puerto Rico Aqueduct and Sewer Authority, Revenue

   6.25%, 7/1/2013 (Insured;MBIA)                                                             9,000,000                9,673,380

Puerto Rico Electric Power Authority, Power Revenue:

   5%, 7/1/2012 (Insured; MBIA)                                                                  50,000                   48,468

   6.23, 7/1/2012                                                                             2,000,000  (a,b)         1,873,840

Puerto Rico Highway and Transportation Authority,
   Highway Revenue:

      6.559%, 7/1/2010                                                                        3,200,000  (a)           3,244,000

      5.50%, 7/1/2015 (Insured; MBIA)                                                            20,000                   19,802

      7.319%, 7/1/2015                                                                        3,990,000  (a)           3,910,918

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                 5,000,000  (c)           5,378,800

      5.50%, 7/1/2026 (Insured; FSA)                                                          2,850,000                2,717,703

      5%, 7/1/2036                                                                            2,500,000                2,097,150

      5.50%, 7/1/2036                                                                         5,000,000                4,599,500

Puerto Rico Industrial Development Company,
   General Purpose Revenue

      5.375%, 7/1/2016                                                                        4,250,000                4,012,723

Puerto Rico Industrial Tourist, Educational, Medical and
   Environmental Control Facilities Financing Authority,
      Revenue:

         (Ana G Mendez University System Project)
            5.375%, 2/1/2029                                                                  2,250,000                1,999,170


                                                                                              Principal
LONG TERM INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Industrial Tourist, Educational, Medical and
  Environmental Control Facilities Financing Authority,
    Revenue (continued):

         (Teachers Retirement System):

            5.50%, 7/1/2016                                                                   1,150,000                1,127,173

            5.50%, 7/1/2021                                                                   1,800,000                1,709,244

Puerto Rico Ports Authority, Special Facilities Revenue
   (American Airlines):

      6.30%, 6/1/2023                                                                         2,000,000                2,012,000

      6.25%, 6/1/2026                                                                         3,250,000                3,265,633

University of Puerto Rico, University Revenue

   5.50%, 6/1/2015 (Insured; MBIA)                                                            5,000,000                4,945,599

Virgin Islands Water and Power Authority, Refunding

  (Electric Systems)

      5.30%, 7/1/2021                                                                         2,000,000                1,781,339
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $341,793,074)                                                             96.8%              337,640,900

CASH AND RECEIVABLES (NET)                                                                         3.2%               11,221,240

NET ASSETS                                                                                       100.0%              348,862,140

                                                                                                                      The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       MFHR          Multi-Family Housing Revenue

                  Corporation                                          RRR           Resources Recovery Revenue

FSA            Financial Security Assurance

MBIA           Municipal Bond Investors Assurance

                  Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch                 or               Moody's           or             Standard & Poor's                    Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                                    Aaa                              AAA                                       36.2
AA                                     Aa                               AA                                        26.5
A                                      A                                A                                          2.3
BBB                                    Baa                              BBB                                       21.7
BB                                     Ba                               BB                                         2.7
F1                                     MIG1/P1                          SP1/A1                                     2.0
Not Rated(d)                           Not Rated(d)                     Not Rated(d)                               8.6

                                                                                                                 100.0

(A)  INVERSE  FLOATER  SECURITY  -- THE  INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     1999, THESE SECURITIES AMOUNTED TO $11,993,034 OR 3.4% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           341,793,074   337,640,900

Receivable for investment securities sold                             5,628,369

Receivable for shares of Beneficial Interest subscribed                 226,000

Interest receivable                                                   7,153,725

Prepaid expenses                                                         11,847

                                                                    350,660,841
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           163,254

Due to Distributor                                                       97,894

Cash overdraft due to Custodian                                       1,300,931

Payable for shares of Beneficial Interest redeemed                      177,331

Accrued expenses                                                         59,291

                                                                      1,798,701
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      348,862,140
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     350,921,499

Accumulated net realized gain (loss) on investments                   2,092,815

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (4,152,174)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      348,862,140

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                295,489,093             49,164,752              4,208,295

Shares Outstanding                                                         26,014,646              4,332,211                371,043

NET ASSET VALUE PER SHARE                                                       11.36                  11.35                  11.34

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,826,139

EXPENSES:

Management fee--Note 3(a)                                            1,012,337

Shareholder servicing costs--Note 3(c)                                 567,830

Distribution fees--Note 3(b)                                           152,935

Custodian fees                                                          19,362

Prospectus and shareholders' reports                                    15,752

Registration fees                                                       14,717

Trustees' fees and expenses--Note 3(d)                                   2,303

Professional fees                                                        2,041

Loan commitment fees--Note 2                                               809

Interest expense--Note 2                                                   132

Miscellaneous                                                           12,706

TOTAL EXPENSES                                                       1,800,924

INVESTMENT INCOME--NET                                               9,025,215
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,016,602

Net unrealized appreciation (depreciation) on investments         (29,110,559)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (28,093,957)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (19,068,742)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,025,215           18,451,596

Net realized gain (loss) on investments         1,016,602            4,383,270

Net unrealized appreciation (depreciation)
   on investments                            (29,110,559)            1,477,323

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (19,068,742)           24,312,189
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (7,717,826)         (15,578,898)

Class B shares                                (1,209,986)          (2,715,809)

Class C shares                                   (97,403)            (156,889)

Net realized gain on investments:

Class A shares                                       --            (4,072,493)

Class B shares                                       --              (834,380)

Class C shares                                       --               (50,867)

TOTAL DIVIDENDS                               (9,025,215)         (23,409,336)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 23,674,697           43,274,085

Class B shares                                  5,266,121           11,921,647

Class C shares                                    501,509            2,477,619

Dividends reinvested:

Class A shares                                  4,344,173           11,453,214

Class B shares                                    751,890            2,410,797

Class C shares                                     46,710              118,461

Cost of shares redeemed:

Class A shares                               (26,856,679)         (47,956,181)

Class B shares                               (11,126,725)         (15,340,812)

Class C shares                                  (954,626)            (194,500)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (4,352,930)            8,164,330

TOTAL INCREASE (DECREASE) IN NET ASSETS      (32,446,887)            9,067,183
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           381,309,027          372,241,844

END OF PERIOD                                 348,862,140          381,309,027

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,002,758            3,505,138

Shares issued for dividends reinvested            369,719              925,802

Shares redeemed                               (2,279,755)          (3,878,849)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      92,722              552,091
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       441,788              963,796

Shares issued for dividends reinvested             63,984              194,981

Shares redeemed                                 (938,997)          (1,244,687)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (433,225)             (85,910)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        42,264              200,538

Shares issued for dividends reinvested              4,006                9,591

Shares redeemed                                  (81,048)             (15,793)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (34,778)              194,336

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 619,660 CLASS B SHARES REPRESENTING $7,373,786 WERE AUTOMATICALLY CONVERTED TO 619,516 CLASS A SHARES..

SEE NOTES TO FINANCIAL STATEMENTS.





FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 1999                                   Year Ended April 30,
                                                                     ---------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)                 1999        1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.26                 12.23       11.81      11.90     11.76       11.81

Investment Operations:
Investment income--net                                 .30                   .61         .62        .64       .66         .67

Net realized and unrealized gain
   (loss) on investments                             (.90)                   .19         .47        .16       .14        (.05)

Total from Investment Operations                     (.60)                   .80        1.09        .80       .80         .62

Distributions:

Dividends from investment
   income--net                                       (.30)                  (.61)       (.62)      (.64)      (.66)      (.67)

Dividends from net realized gain
   on investments                                       --                  (.16)       (.05)      (.25)        --          --

Total Distributions                                  (.30)                  (.77)       (.67)      (.89)      (.66)      (.67)

Net asset value, end of period                      11.36                  12.26       12.23      11.81      11.90      11.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                 (9.88)(b)               6.70        9.44       6.84       6.85       5.47
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .89(b)                  .89         .90        .93        .92        .89

Ratio of net investment income
   to average net assets                            4.99(b)                 4.94        5.12       5.32       5.45       5.77

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                         --                    --          --         --         --         .01

Portfolio Turnover Rate                            15.39(c)                21.95       33.31      30.66      28.83      10.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     295,489               317,923     310,343    313,881    321,559    335,964

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                         October 31, 1999                                Year Ended April 30,
                                                                  ------------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)        1999            1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.26       12.23           11.80         11.89          11.76         11.80

Investment Operations:
Investment income--net                                 .26         .55             .56           .57            .60           .61

Net realized and unrealized gain
   (loss) on investments                              (.91)        .19             .48           .16            .13          (.04)

Total from Investment Operations                      (.65)        .74            1.04           .73            .73           .57

Distributions:

Dividends from investment
   income--net                                        (.26)       (.55)           (.56)         (.57)          (.60)         (.61)

Dividends from net realized gain
   on investments                                       --        (.16)           (.05)         (.25)            --             --

Total Distributions                                  (.26)        (.71)           (.61)         (.82)          (.60)         (.61)

Net asset value, end of period                      11.35        12.26           12.23         11.80          11.89         11.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                (10.53)(b)     6.15            8.97          6.28           6.20          4.99
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               1.41(b)      1.40             1.42          1.45           1.44          1.41

Ratio of net investment income
   to average net assets                            4.46(b)      4.42             4.59          4.79           4.92          5.21

Decrease reflected in above
   expense ratios due to
   undertaking by the Manager                          --         --                --            --             --           .01

Portfolio Turnover Rate                            15.39(c)     21.95            33.31         30.66          28.83         10.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      49,165     58,416           59,315        54,661         38,838        35,425

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Six Months Ended
                                                            October 31, 1999                           Year Ended April 30,
                                                                                      ----------------------------------------------
CLASS C SHARES                                                    (Unaudited)          1999        1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    12.25         12.22       11.79       11.89        11.84

Investment Operations:

Investment income--net                                                    .25           .52         .53         .54          .40

Net realized and unrealized gain (loss)
   on investments                                                        (.91)          .19         .48         .15          .05

Total from Investment Operations                                         (.66)          .71        1.01         .69          .45

Distributions:

Dividends from investment income--net                                    (.25)         (.52)       (.53)       (.54)        (.40)

Dividends from net realized gain
   on investments                                                          --          (.16)       (.05)       (.25)          --

Total Distributions                                                     (.25)          (.68)       (.58)        (.79)       (.40)

Net asset value, end of period                                         11.34          12.25       12.22        11.79       11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                (10.77)(c)          5.88        8.68         5.93        5.31(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.65(c)          1.65        1.68         1.70        1.64(c)

Ratio of net investment income to
   average net assets                                                 4.23(c)          4.15        4.29         4.56        4.31(c)

Portfolio Turnover Rate                                              15.39(d)         21.95       33.31        30.66       28.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1000)                                    4,208         4,970       2,583        1,290       1,007

(A)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
(B)  EXCLUSIVE OF SALES CHARGE.
(C)  ANNUALIZED.
(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Connecticut Series (the "fund")
 . The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credit based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing the fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $135,669 and $17,266, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $386,563, $67,834 and $5,756, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $74,898 pursuant to the transfer agency agreement

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $55,255,692 and $79,004,919, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At October 31, 1999, accumulated net unrealized depreciation on investments was $4,152,174, consisting $7,845,490 gross unrealized appreciation and $11,997,664 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Connecticut Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
 Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 1999 Dreyfus Service Corporation                              064/623SA9910

================================================================================


Dreyfus Premier
State Municipal
Bond Fund,
Florida Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                 Florida Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Florida Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -4.80% total return; its Class B shares provided a -5.05% total return; and its Class C shares provided a -5.19% total return.(1) In comparison, the Lipper Florida Municipal Debt Funds category average provided a -5.00% total return(2) for the same period.

We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest rate environment. The modest relative outperformance of the fund's Class A shares compared to its benchmark is primarily the result of our security selection strategy, which was designed to help position the fund to take advantage of attractive values created by the municipal bond market's decline.


What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three quarters of the total fund, we look for bonds that potentially can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out-of-favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was adversely affected by rising interest rates over the past six months. When the reporting period began on May 1, 1999, investors were concerned that continued economic strength might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999.

As interest rates rose, taxable fixed-income investments such as corporate bonds became more attractive to institutional investors such as hedge funds and insurance companies. Accordingly, many of these investors sold large numbers of municipal bonds into the secondary market, putting pressure on prices.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Florida issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after
adjusting    for    taxes.

What is the fund's current strategy?

After the recent municipal bond market declines, we have focused primarily on positioning the fund to take advantage of what we anticipate to be an ensuing market recovery. This is consistent with our long-term perspective, in which we measure our success over a full interest-rate cycle. In preparation for the second "leg" of that cycle in a recovering market, which had not yet materialized as of October 31, we have focused on tax-exempt securities selling at deep discounts to their face values. Many of these bonds, in our opinion, have been punished more severely than circumstances warrant, and we believe that they should recover strongly when investors once again recognize their true values.


As a result of this strategy, the fund' s average duration has lengthened naturally. While this has made the fund more vulnerable to the adverse effects of higher interest rates over the short term, we believe that it also positions us to participate more strongly in the market's recovery if interest rates moderate over the longer term.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-FLORIDA RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999 (Unaudited)


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--105.5%                                                     Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--98.8%

Brevard County, IDR (Nui Corp. Project)

   6.40%, 10/1/2024 (Insured; AMBAC)                                                          1,000,000                1,025,450

Broward County Health Facilities Authority, Revenue

  (Broward County Nursing Home)

   7.50%, 8/15/2020 (LOC; Allied Irish Bank)                                                  1,000,000                1,050,420

Broward County Housing Finance Authority, MFHR

   (Bridgewater Place Apartments) 5.40%, 10/1/2029                                            2,000,000                1,780,880

Charlotte County:

  Healthcare Facilities Revenue (Charlotte Community

      Health Project) 9.25%, 7/1/2020                                                         1,550,000                1,603,862

   Utility Revenue 5%, 10/1/2023 (Insured; FGIC)                                              2,500,000                2,194,575

Clark County, IDR, (Nevada Power Co. Project)

   5.90%, 10/1/2030                                                                           2,500,000                2,203,550

Dade County Housing Finance Authority, SFMR

   6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)                                               4,500,000                4,615,020

Duval County Housing Finance Authority, SFMR:

   7.85%, 12/1/2022 (Collateralized; GNMA)                                                    1,800,000                1,847,988

   7.70%, 9/1/2024

      (Collateralized; GNMA, Insured; FGIC)                                                     805,000                  835,212

Escambia County Housing Finance Authority, SFMR

   7.80%, 4/1/2022 (Collateralized; GNMA)                                                       555,000                  573,776

Florida Board of Education:

  Capital Outlay (Public Education):

      4.50%, 6/1/2019 (Insured; FSA)                                                          7,000,000                5,774,720

      4.50%, 6/1/2022 (Insured; FSA)                                                          3,700,000                2,996,556

   Lottery Revenue 4.50%, 7/1/2017 (Insured; FGIC)                                            2,110,000                1,760,837

Florida Department of Juvenile Justice (Juvenile

   Residential) 5.20%, 6/15/2019 (Insured; MBIA)                                              5,984,000                5,626,815

Florida, Housing Finance Agency:

  (Brittany Rosemont Apartments)

      7%, 2/1/2035 (Insured; AMBAC)                                                           6,000,000                6,385,020

   Single Family Mortgage:

      6.65%, 1/1/2024 (Collateralized: FNMA, GNMA)                                            2,365,000                2,449,099

      6.65%, 7/1/2026 (Insured; MBIA)                                                         1,425,000                1,468,064

Hillsborough County, Utility Revenue:

   6.625%, 8/1/2011                                                                           4,000,000                4,154,480

   7%, 8/1/2014                                                                               4,765,000                4,968,751

Hillsborough County Aviation Authority, Revenue

   (Delta Airlines) 6.80%, 1/1/2024                                                           2,500,000                2,579,700

Hillsborough County Industrial Development Authority,

  PCR (Tampa Electric Co. Project)

   6.25%, 12/1/2034 (Insured; MBIA)                                                           1,000,000                1,018,410


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Jacksonville Health Facilities Authority, HR

   (St. Luke's Hospital) 7.125%, 11/15/2020                                                  13,000,000               13,756,080

Lee County Housing Finance Authority SFMR:

   6.30%, 3/1/2029 (Collateralized: FNMA, GNMA)                                                 970,000                1,010,216

   (Multi-County Program)

      7.45%, 9/1/2027 (Collateralized: FNMA, GNMA)                                            1,065,000                1,184,472

Marion County, Hospital District Revenue, Improvement

   (Munroe Regional Hospital) 5.625%, 10/1/2024                                               2,500,000                2,270,175

Miami-Dade County Housing Finance Authority,

  MFMR (Villa Esperanza Apartments Project)

   5.35%, 10/1/2028                                                                           1,000,000                  881,440

Miramar, Public Service Tax Revenue

   6.15%, 10/1/2024 (Insured; FGIC)                                                           1,000,000                1,009,310

Orange County, Tourist Development Tax Revenue

   4.75%, 10/1/2024 (Insured; AMBAC)                                                          9,160,000                7,642,096

Orange County Housing Finance Authority, MFHR

   (Seminole Pointe Project) 5.75%, 12/1/2023                                                 2,840,000                2,674,286

Osceola County Industrial Development Authority,

  Revenue (Community Provider

   Pooled Loan Program) 7.75%, 7/1/2017                                                       5,235,000                5,430,266

Palm Beach County, Solid Waste Industrial Development

  Revenue:

      (Okeelanta Power LP Project) 6.85%, 2/15/2021                                           7,500,000  (b)           4,593,750

      (Osceola Power LP) 6.85%, 1/1/2014                                                      5,800,000  (b)           3,494,500

Palm Beach County Housing Finance Authority

  Single Family Mortgage Purchase Revenue

   6.55%, 4/1/2027 (Collateralized: FNMA, GNMA)                                               1,900,000                1,950,559

Pinellas County, PCR (Florida Power Corp.)

   7.20%, 12/1/2014                                                                           2,000,000                2,112,420

Pinellas County Housing Finance Authority, SFMR:

   7.70%, 8/1/2022 (Collateralized; GNMA)                                                     1,650,000                1,709,812

   (Multi-County Program)

      6.70%, 2/1/2028 (Collateralized: FNMA, GNMA)                                            4,040,000                4,163,220

Polk County Industrial Development Authority, IDR

   (IMC Fertilizer) 7.525%, 1/1/2015                                                         10,000,000               10,331,400

Port Everglades Authority, Port Improvement Revenue

   5%, 9/1/2016 (Insured; MBIA)                                                               1,000,000                  908,160

St. Lucie, SWDR (Florida Power and Light Co. Project)

   7.15%, 2/1/2023                                                                            2,000,000                2,089,200

Seminole, Water Control District 6.75%, 8/1/2022                                              2,000,000                1,950,980

Seminole County, Sales Tax Revenue

   4.625%, 10/1/2022 (Insured; MBIA)                                                          2,015,000                1,664,612

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Tampa:

  Alleghany Health System Revenue (St. Joseph)

    6.50%, 12/1/2023

      (Insured; MBIA, Prerefunded 12/1/2004)                                                  1,000,000  (a)           1,096,610

   Solid Waste System Revenue (McKay Bay Refuse)

      5.25%, 10/1/2014 (Insured; AMBAC)                                                       4,940,000                4,659,161

   Utility Tax

      Zero Coupon, 4/1/2017 (Insured; AMBAC)                                                  2,110,000                  743,184

Tampa Bay Water, Utility System Revenue:

   4.75%, Series A, 10/1/2027 (Insured; FGIC)                                                 5,875,000                4,847,933

   4.75%, Series B, 10/1/2027 (Insured; FGIC)                                                 3,500,000                2,888,130

Tampa Sports Authority, Sales Tax Revenue (Tampa Bay

   Arena Project) 5.75%, 10/1/2025 (Insured; MBIA)                                            1,000,000                  988,660

Tarpon Springs Health Facilities Authority, Hospital

  Revenue (Helen Ellis Memorial Hospital Project)

   7.625%, 5/1/2021                                                                           3,990,000                4,021,162

Village Center Community Development District,

   Recreational Revenue 5%, 11/1/2023 (Insured; MBIA)                                         2,000,000                1,755,360

NEVADA--1.1%

Clark County, IDR (Nevada Power Co. Project)

   5.60%, 10/1/2030                                                                           2,000,000                1,685,960

U.S. RELATED--5.6%

Guam Power Authority, Revenue

   5%, 10/1/2024 (Insured; AMBAC)                                                             1,000,000                  870,900

Commonwealth of Puerto Rico, Public Improvement

   4.50%, 7/1/2023 (Insured; FSA)                                                             2,920,000                2,374,661

Puerto Rico Electric Power Authority, Power Revenue

   5%, 7/1/2028 (Insured; FSA)                                                                6,000,000                5,216,160
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $166,985,366)                                                            105.5%              158,888,020

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.5%)              (8,338,181)

NET ASSETS                                                                                       100.0%              150,549,839


Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       LOC           Letter of Credit
                  Corporation                                          MBIA          Municipal Bond Investors Assurance
FGIC           Financial Guaranty Insurance Company                                     Insurance Corporation
FNMA           Federal National Mortgage Association                   MFHR          Multi-Family Housing Revenue
FSA            Financial Security Assurance                            MFMR          Multi-Family Mortgage Revenue
GNMA           Government National Mortgage                            PCR           Pollution Control Revenue
                  Association                                          SFMR          Single Family Mortgage Revenue
HR             Hospital Revenue                                        SWDR          Solid Waste Disposal Revenue
IDR            Industrial Development Revenue

Summary of Combined Ratings (Unaudited)

Fitch                      or          Moody's          or             Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                                    Aaa                             AAA                                        53.7
AA                                     Aa                              AA                                         10.0
A                                      A                               A                                          12.5
BBB                                    Baa                             BBB                                        10.6
BB                                     Ba                              BB                                          2.5
Not Rated(c)                           Not Rated(c)                    Not Rated(c)                               10.7

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  NON-INCOME ACCRUING SECURITY.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           166,985,366   158,888,020

Interest receivable                                                   2,765,800

Receivable for investment securities sold                             1,080,570

Receivable for shares of Beneficial Interest subscribed                  29,319

Prepaid expenses                                                         13,548

                                                                    162,777,257
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            76,930

Due to Distributor                                                       40,382

Cash overdraft due to Custodian                                          90,344

Payable for investment securities purchased                          11,659,546

Payable for shares of Beneficial Interest redeemed                      322,007

Accrued expenses                                                         38,209

                                                                     12,227,418
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      150,549,839
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     158,494,925

Accumulated net realized gain (loss) on investments                     152,260

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (8,097,346)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      150,549,839

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                131,327,532             18,851,599                370,708

Shares Outstanding                                                         10,079,696              1,447,544                 28,455
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.03                  13.02                  13.03

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,763,580

EXPENSES:

Management fee--Note 3(a)                                              449,901

Shareholder servicing costs--Note 3(c)                                 236,442

Distribution fees--Note 3(b)                                            57,517

Professional fees                                                       19,391

Registration fees                                                       17,010

Prospectus and shareholders' reports                                    16,052

Custodian fees                                                           8,527

Trustees' fees and expenses--Note 3(d)                                   1,156

Loan commitment fees--Note 2                                               320

Miscellaneous                                                            7,359

TOTAL EXPENSES                                                         813,675

INVESTMENT INCOME--NET                                               3,949,905
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (246,932)

Net unrealized appreciation (depreciation) on investments         (11,805,764)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (12,052,696)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (8,102,791)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                         October 31, 1999           Year Ended

                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,949,905            8,448,485

Net realized gain (loss) on investments         (246,932)            2,468,854

Net unrealized appreciation (depreciation)
   on investments                            (11,805,764)           (1,559,597)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (8,102,791)            9,357,742
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,449,266)          (7,184,648)

Class B shares                                  (492,591)          (1,247,785)

Class C shares                                    (8,048)             (16,052)

Net realized gain on investments:

Class A shares                                         --          (2,111,066)

Class B shares                                         --            (426,489)

Class C shares                                         --              (6,465)

TOTAL DIVIDENDS                               (3,949,905)         (10,992,505)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  6,845,254            6,795,289

Class B shares                                    722,256            1,932,433

Class C shares                                     55,574              289,864

Dividends reinvested:

Class A shares                                  1,246,885            3,582,522

Class B shares                                    129,027              564,491

Class C shares                                      2,053                6,371

Cost of shares redeemed:

Class A shares                               (15,578,043)         (27,626,849)

Class B shares                                (7,040,762)          (8,078,977)

Class C shares                                   (52,268)            (261,074)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (13,670,024)         (22,795,930)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (25,722,720)         (24,430,693)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           176,272,559          200,703,252

END OF PERIOD                                 150,549,839          176,272,559

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       502,601              477,800

Shares issued for dividends reinvested             92,676              250,751

Shares redeemed                               (1,148,963)          (1,932,468)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (533,686)          (1,203,917)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        51,672              134,751

Shares issued for dividends reinvested              9,580               39,521

Shares redeemed                                 (517,199)            (567,781)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (455,947)            (393,509)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         4,117               20,218

Shares issued for dividends reinvested                153                  446

Shares redeemed                                   (3,934)              (18,353)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         336                2,311

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 324,025 CLASS B SHARES REPRESENTING $4,411,438 WERE AUTOMATICALLY CONVERTED TO 323,969 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 1999                                       Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         1999          1998           1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.03         14.17         14.06         14.48          14.51         14.43

Investment Operations:

Investment income--net                                 .33           .65           .66           .76            .79           .81

Net realized and unrealized gain
   (loss) on investments                             (1.00)          .05           .26          (.08)           .17           .12

Total from Investment Operations                      (.67)          .70           .92           .68            .96           .93

Distributions:

Dividends from investment
   income--net                                        (.33)         (.65)         (.66)         (.76)          (.79)         (.81)

Dividends from net realized gain
   on investments                                      --           (.19)         (.15)         (.34)          (.20)         (.04)

Total Distributions                                   (.33)         (.84)         (.81)        (1.10)          (.99)         (.85)

Net asset value, end of period                       13.03         14.03         14.17         14.06          14.48         14.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  (9.52)(b)      5.00          6.73          4.74           6.63          6.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .92(b)         .92           .91           .92            .91           .90

Ratio of net investment income
   to average net assets                             4.90(b)        4.53          4.67          5.27           5.29          5.67

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                         --            --             --            --             --           .01

Portfolio Turnover Rate                             23.93(c)       88.48         91.18         71.68          54.37         50.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    131,328        149,185       167,793       202,503        227,478       252,406

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 1999                             Year Ended April 30,
                                                                  -----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)       1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.02      14.17          14.05         14.47          14.51         14.42

Investment Operations:

Investment income--net                                 .30        .57            .59           .69            .71           .73

Net realized and unrealized gain
   (loss) on investments                             (1.00)       .04            .27          (.08)           .16           .13

Total from Investment Operations                      (.70)       .61            .86           .61            .87           .86

Distributions:

Dividends from investment
   income--net                                        (.30)      (.57)          (.59)         (.69)          (.71)         (.73)

Dividends from net realized gain
   on investments                                      --        (.19)          (.15)         (.34)          (.20)         (.04)

Total Distributions                                  (.30)       (.76)          (.74)        (1.03)          (.91)         (.77)

Net asset value, end of period                      13.02       14.02          14.17         14.05          14.47         14.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                (10.02)(b)    4.40           6.26          4.21           6.01          6.21
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.42(b)       1.42           1.41          1.42           1.41          1.41

Ratio of net investment income
   to average net assets                           4.39(b)       4.02           4.16          4.76           4.77          5.13

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                        --           --            --            --             --            .01

Portfolio Turnover Rate                           23.93(c)      88.48          91.18         71.68          54.37         50.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     18,852      26,693         32,545        35,802         27,023        25,282

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              Six Months Ended
                                                              October 31, 1999                      Year Ended April 30,
                                                                                     ----------------------------------------------
CLASS C SHARES                                                     (Unaudited)       1999          1998        1997      1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    14.03       14.17         14.05       14.47        14.65

Investment Operations:

Investment income--net                                                    .28         .53           .55         .65          .48

Net realized and unrealized gain (loss)
   on investments                                                       (1.00)        .05           .27        (.08)         .02

Total from Investment Operations                                         (.72)        .58           .82         .57          .50

Distributions:

Dividends from investment income--net                                    (.28)       (.53)         (.55)       (.65)        (.48)

Dividends from net realized gain
   on investments                                                         --         (.19)         (.15)       (.34)        (.20)

Total Distributions                                                     (.28)        (.72)         (.70)       (.99)        (.68)

Net asset value, end of period                                         13.03        14.03         14.17       14.05        14.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                (10.30)(c)        4.13          5.94        3.95         4.69(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.67(c)        1.75          1.71        1.97         1.99(c)

Ratio of net investment income to
   average net assets                                                 4.10(c)        3.69          3.69        4.60         4.20(c)

Portfolio Turnover Rate                                              23.93(d)       88.48         91.18       71.68        54.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    371          394           366          58           35

(A)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
(B)  EXCLUSIVE OF SALES CHARGE.
(C)  ANNUALIZED.
(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series, including the Florida Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (" Service" )
                                                                The  Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,453 during the period ended October 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,325 during the period ended October 31, 1999 from commissions earned on sales of the fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $56,044 and $1,473, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $175,987, $28,022 and $491, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $13,595 pursuant to the transfer agency agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $38,818,339 and $38,777,877, respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$8,097,346,   consisting   of   $3,477,086  gross  unrealized  appreciation  and
$11,574,432 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Florida
                        Series

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.

                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                              051/615SA9910


================================================================================


Dreyfus Premier
State Municipal
Bond Fund
Georgia Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                 Georgia Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Georgia Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Georgia Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Georgia Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -5.54% total return; its Class B shares provided a -5.85% total return; and its Class C shares provided a -5.90% total return.(1 )In comparison, the Lipper Georgia Municipal Debt Funds category average provided a -5.14% total return(2) for the same period.

We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest-rate environment. Our modest relative underperformance compared to the fund's benchmark is primarily the result of a longer average maturity profile compared to the benchmark, as well as to a relatively small Georgia bond market, where the recent scarcity of new issuance limited our investment choices.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Georgia tax-exempt income as is practical from a diversified portfolio of municipal bonds without undue risk. To achieve this objective, we look for bonds that we expect to provide consistently high income streams. We strive to find such opportunities through rigorous analyses of individual bonds' structures. Within the context of our bond structure analysis, we pay particularly close attention to each bond's maturity and early redemption features.

What other factors influenced the fund's performance?

The fund was adversely affected by rising interest rates over the past six months. When the reporting period began on May 1, 1999, investors were concerned that continued economic strength might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a
                                                                    The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

potential   reacceleration  of  inflation,  the  Federal  Reserve  Board  raised short-term interest rates twice during the summer of 1999.

As interest rates rose, taxable fixed-income investments such as corporate bonds became more attractive to institutional investors such as hedge funds and insurance companies. Accordingly, many of these investors sold large numbers of municipal bonds into the secondary market, putting pressure on prices. Some, but not all, of this increased supply was absorbed by increased demand from individual investors seeking to manage their income tax liabilities.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Georgia issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

We have recently attempted to position the fund for opportunities to upgrade its holdings and maintain or enhance its income distributions. More specifically, we have raised cash in anticipation of potentially higher interest rates by selling long-term bonds that were priced at discounts to their face values. We redeployed some of those assets in higher yielding, investment grade bonds with shorter maturities. By replacing longer duration bonds with shorter duration bonds, we effectively reduced the fund's sensitivity to the adverse effects of rising interest rates.

We have invested the remainder of the proceeds from longer term bond sales in very short-term, tax-exempt money market securities. We expect to put that cash to work when we feel the market stabilizes and opportunities to lock in high yields arise. We believe that such opportunities are likely to occur toward the end of the year, when a relative lack of new bond issuance may drive yields higher. In our view, issuers are likely to wait until after January 1, 2000 to raise capital in the municipal debt markets in order to avoid potential Y2K-related market disruptions. Yet demand for municipal bonds should remain high from individuals seeking to minimize their income tax liabilities.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-GEORGIA RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH 4/30/00, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999 (Unaudited)


                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS--88.0%                                                      Amount ($)         Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Atlanta Urban Residential Finance Authority,

   MFHR (New Community)
   5.50%, 11/20/2027 (Collateralized; GNMA)                                                   1,325,000        1,202,318

Barrow County School District
   5.60%, 2/1/2015 (Insured; MBIA)                                                            1,000,000          985,300

Brunswick & Glynn County Development Authority, Revenue

   (Pacific Corp. Project) 5.55%, 3/1/2026                                                    1,000,000          855,780

Carroll County Water Authority, Water and Sewer Revenue

   4.75%, 7/1/2022 (Insured; AMBAC)                                                           1,000,000          832,600

Cherokee County, Water and Sewer Revenue,
   4.75%, 8/1/2028 (Insured; FGIC)                                                            1,000,000          811,580

Clayton County and Clayton County Water Authority,
   Water and Sewer Revenue

   5.60%, 5/1/2013 (Insured; AMBAC)                                                             900,000          905,139

Columbia County, Water and Sewer Revenue

   5.40%, 6/1/2011 (Insured; AMBAC)                                                             750,000          751,905

Fayette County School District 6.125%, 3/1/2015                                                 500,000          536,525

Fulton County, Water and Sewer Revenue

   6.375%, 1/1/2014 (Insured; FGIC, Escrowed to Maturity)                                       260,000          283,184

Gainesville, Water and Sewer Revenue
   6%, 11/15/2012 (Insured; FGIC)                                                               300,000          315,969

Georgia:

   6.65%, 3/1/2009                                                                            1,000,000        1,118,270

   5.65%, 3/1/2012                                                                            1,000,000        1,025,400

Georgia Housing and Finance Authority, SFMR

   6.50%, 12/1/2017 (Insured; FHA)                                                            1,000,000        1,026,810

Georgia Municipal Gas Authority,
   Gas Revenue (Warner Robins Project)

   5.80%, 1/1/2015 (Insured; MBIA)                                                            1,000,000        1,000,870

Marietta Development Authority, Revenue
   (First Mortgage-Life College)

   5.75%, 9/1/2014 (Insured; FSA)                                                               850,000          850,723

Marietta School 4.50%, 2/1/2019                                                               1,000,000          821,570

Meriwether County School District
   5.50%, 2/1/2016 (Insured; FSA)                                                               750,000          723,772

Metropolitan Atlanta Rapid Transportation Authority,
   Sales Tax Revenue

   6.25%, 7/1/2020 (Insured; AMBAC)                                                             300,000          314,439

Private Colleges and Universities Authority, Revenue

   (Emory University Project) 5.50%, 11/1/2019                                                  750,000          714,615

   (Spellman College Project) 6.20%, 6/1/2014 (Insured; FGIC)                                 1,000,000        1,046,900


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Royston Hospital Authority, HR

   (Ty Cobb Healthcare System, Inc.) 6.50%, 7/1/2027                                            700,000          665,959

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $17,255,466)                                                                                         16,789,628
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--10.0%
-----------------------------------------------------------------------------------------------------------------------------------

GEORGIA--4.7%

Hapeville Development Authority, VRDN

   (Hapeville Hotel, Ltd.) 3.55%                                                             900,000(a)          900,000

U. S. RELATED--5.3%

Puerto Rico Commonwealth Highway and

   Transportation Authority, VRDN 3.10%                                                    1,000,000(a)        1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $1,900,000)                                                                                           1,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $19,155,466)                                                              98.0%       18,689,628

CASH AND RECEIVABLES (NET)                                                                         2.0%          382,141

NET ASSETS                                                                                       100.0%       19,071,769

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC          American Municipal Bond                                  HR          Hospital Revenue
                  Assurance Corporation                                 MBIA        Municipal Bond Investors Assurance
FGIC           Financial Guaranty Insurance Company                                    Insurance Corporation
FHA            Federal Housing Administration                           MFHR        Multi-Family Housing Revenue
FSA            Financial Security Assurance                             SFMR        Single Family Mortgage Revenue
GNMA           Government National Mortgage                             VRDN        Variable Rate Demand Notes
                  Association

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              70.6
AA                               Aa                              AA                                               11.1
BBB                              Baa                             BBB                                               8.1
F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                          10.2
                                                                                                                100.0

(A)  SECURITY  PAYABLE ON DEMAND.  VARIABLE  INTEREST  RATE  SUBJECT TO PERIODIC
     CHANGE.

(B)  AT OCTOBER 31, 1999, THE FUND HAD $4,901,247 (25.7% OF NET ASSETS) INVESTED
     IN SECURITIES  WHOSE  PAYMENT OF PRINCIPAL  AND INTEREST IS DEPENDENT  UPON
     REVENUES GENERATED FROM UTILITY-WATER AND SEWER PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  19,155,466  18,689,628

Cash                                                                     83,035

Interest receivable                                                     293,641

Prepaid expenses                                                         12,104

Due from The Dreyfus Corporation                                          4,255

                                                                     19,082,663
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to Distributor                                                        7,409

Payable for shares of Beneficial Interest redeemed                           13

Accrued expenses                                                          3,472

                                                                         10,894
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       19,071,769
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      19,579,124

Accumulated net realized gain (loss) on investments                    (41,517)

Accumulated net unrealized appreciation (depreciation)                (465,838)

  on investments--Note 4
--------------------------------------------------------------------------------

NET ASSETS                                                           19,071,769

NET ASSET VALUE PER SHARE


                                                                            Class A                Class B            Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                           10,857,472               8,151,884           62,413

Shares Outstanding                                                          850,981                 638,719            4,895
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                 12.76                   12.76            12.75

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        535,271

EXPENSES:

Management fee--Note 3(a)                                               54,731

Shareholder servicing costs--Note 3(c)                                  31,970

Distribution fees--Note 3(b)                                            24,899

Registration fees                                                       16,306

Professional fees                                                       13,780

Prospectus and shareholders' reports                                     9,678

Custodian fees                                                             651

Trustees' fees and expenses--Note 3(d)                                     156

Loan commitment fees--Note 2                                                70

Miscellaneous                                                            3,311

TOTAL EXPENSES                                                         155,552

Less-reduction in management fee due to

   undertaking--Note 3(a)                                              (30,621)

NET EXPENSES                                                           124,931

INVESTMENT INCOME-NET                                                  410,340
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

Net realized gain (loss) on investments                                 25,758

Net unrealized appreciation (depreciation) on investments           (1,600,993)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,575,235)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,164,895)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            410,340              904,128

Net realized gain (loss) on investments            25,758              544,900

Net unrealized appreciation (depreciation)
   on investments                              (1,600,993)            (214,880)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   (1,164,895)           1,234,148
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (218,478)            (290,432)

Class B shares                                  (191,259)            (612,746)

Class C shares                                      (603)                (950)

TOTAL DIVIDENDS                                 (410,340)            (904,128)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,782,002           3,073,890

Class B shares                                  1,893,866             630,199

Class C shares                                     84,450              35,401

Dividends reinvested:

Class A shares                                    136,555             186,394

Class B shares                                    106,514             298,894

Class C shares                                        265                 409

Cost of shares redeemed:

Class A shares                                (1,039,949)            (784,843)

Class B shares                                (5,658,983)          (6,162,616)

Class C shares                                   (65,246)             (32,325)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             (760,526)          (2,754,597)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,335,761)          (2,424,577)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            21,407,530           23,832,107

END OF PERIOD                                  19,071,769           21,407,530

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       280,705              220,547

Shares issued for dividends reinvested             10,360               13,383

Shares redeemed                                  (75,025)             (56,295)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     216,040              177,635
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       139,569               45,364

Shares issued for dividends reinvested              8,065               21,439

Shares redeemed                                 (420,404)            (443,237)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (272,770)            (376,434)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        6,444                2,553

Shares issued for dividends reinvested                20                   29

Shares redeemed                                   (4,939)              (2,305)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      1,525                  277

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 183,711 CLASS B SHARES REPRESENTING $2,462,065 WERE AUTOMATICALLY CONVERTED TO 183,813 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended
                                           October 31, 1999                                 Year Ended April 30,
                                                                        ------------------------------------------------------------
CLASS A SHARES                                   (Unaudited)            1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.81             13.63        13.22         13.05          12.80        12.69

Investment Operations:

Investment income--net                                 .29               .60          .61           .62            .66          .73

Net realized and unrealized

   gain (loss) on investments                        (1.05)              .18          .41           .17            .25          .11

Total from
   Investment Operations                              (.76)              .78         1.02           .79            .91          .84

Distributions:

Dividends from investment
   income--net                                        (.29)             (.60)        (.61)         (.62)          (.66)        (.73)

Net asset value, end of period                       12.76             13.81        13.63         13.22          13.05        12.80
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                (10.99)(b)          5.74         7.76          6.16           7.14         6.87
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .99(b)            .99          .95            .98            .74          .25

Ratio of net investment income

   to average net assets                             4.38(b)           4.27         4.44           4.71           5.00         5.80

Decrease reflected in
   above expense ratios due to
   undertakings by the Manager                        .35(b)            --            --             --            .21          .78

Portfolio Turnover Rate                             16.95(c)          69.13        36.64          50.96          33.09        34.04
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      10,857            8,769        6,232          6,598          8,346        8,985

(A) EXCLUSIVE OF SALES CHARGE.
(B) ANNUALIZED.
(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                        The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 1999                                Year Ended April 30,
                                                                   -----------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)          1999           1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.82         13.63          13.22         13.06          12.80         12.69

Investment Operations:

Investment income--net                                 .26           .53            .54           .56            .59           .66

Net realized and
   unrealized gain (loss)
   on investments                                   (1.06)           .19            .41           .16            .26           .11

Total from Investment Operations                     (.80)           .72            .95           .72            .85           .77

Distributions:

Dividends from investment
   income-net                                        (.26)         (.53)           (.54)          (.56)         (.59)         (.66)

Net asset value, end of period                      12.76         13.82           13.63          13.22         13.06         12.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                               (11.60)(b)      5.29            7.24           5.55          6.69          6.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.51(b)         1.49            1.44           1.47          1.24           .75

Ratio of net investment income

   to average net assets                           3.85(b)         3.79            3.94           4.20          4.46          5.27

Decrease reflected in
   above expense ratios due to
   undertakings by the Manager                      .27(b)          --               --             --           .20           .80

Portfolio Turnover Rate                           16.95(c)        69.13           36.64          50.96         33.09         34.04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                      8,152        12,592          17,558         18,211        20,106        19,429

(A) EXCLUSIVE OF SALES CHARGE.
(B) ANNUALIZED.
(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                           Six Months Ended
                                                           October 31, 1999                           Year Ended April 30,
                                                                                      ----------------------------------------------
CLASS C SHARES                                                    (Unaudited)          1999       1998        1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    13.80         13.62      13.22       13.05        12.85

Investment Operations:

Investment income--net                                                    .24           .44       .47          .51          .38

Net realized and unrealized gain (loss)

   on investments                                                      (1.05)           .18       .40          .17          .20

Total from Investment Operations                                        (.81)           .62       .87          .68          .58

Distributions:

Dividends from investment income-net                                    (.24)          (.44)     (.47)        (.51)        (.38)

Net asset value, end of period                                         12.75          13.80     13.62        13.22        13.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                               (11.70)(c)          4.59      6.61         5.30         6.28(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.71(c)          1.99      1.91         1.80         1.98(c)

Ratio of net investment income

   to average net assets                                              3.61(c)          3.28      3.48         3.87         3.73(c)

Decrease reflected in above expense
   ratios due to undertakings by the Manager                           .44(c)            --        --          --             --

Portfolio Turnover Rate                                              16.95(d)         69.13     36.64        50.96        33.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    62             47         42          105           88

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
(B) EXCLUSIVE OF SALES CHARGE.
(C) ANNUALIZED.
(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Georgia Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,287 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $68,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1999. If not applied, $51,000 of the carryover expires in fiscal 2004 and $17,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from July 29, 1999 to April 30, 2000, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .89 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $30,621 during the period ended October 31, 1999.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $24,774 and $125, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $12,449, $12,387 and $41, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $5,083 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $3,131,509 and $4,871,448, respectively.

At October 31, 1999, accumulated net unrealized depreciation on investments was $465,838, consisting of $293,246 gross unrealized appreciation and $759,084 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Georgia
                        Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                                  068SA9910


================================================================================


Dreyfus Premier
State Municipal
Bond Fund,
Maryland Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                Maryland Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Maryland Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -5.03% total return; its Class B shares provided a -5.20% total return; and its Class C shares provided a -5.38% total return.(1) In comparison, the Lipper Maryland Municipal Debt Funds category average provided a -4.50% total return(2) for the same period.

We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest rate environment. The underperformance of the fund' s Class A shares compared to its benchmark is primarily the result of our security selection strategy in the relatively small Maryland bond market. This strategy was designed to help position the fund to take advantage of attractive values created by the municipal bond market's decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Maryland state tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three quarters of the total fund, we look for bonds that potentially can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out-of-favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was adversely affected by rising interest rates. When the reporting period began on May 1, 1999, investors were concerned that continued economic strength might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999.

As interest rates rose, taxable fixed-income investments such as corporate bonds became more attractive to institutional investors such as hedge funds and insurance companies. Accordingly, many of these investors sold large numbers of municipal bonds into the secondary market, putting pressure on prices.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Maryland issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

After the recent municipal bond market declines, we have focused primarily on positioning the fund to take advantage of what we anticipate to be an ensuing market recovery. This is consistent with our long-term perspective, in which we measure our success over a full interest-rate cycle. In preparation for the second "leg" of that cycle in a recovering market, which had not yet materialized as of October 31, we have focused on tax-exempt securities selling at deep discounts to their face values. Many of these bonds, in our opinion, have been punished more severely than circumstances warrant, and we believe that they should recover strongly when investors once again recognize their true values.


As a result of this strategy, the fund' s average duration has lengthened naturally. While this has made the fund more vulnerable to the adverse effects of higher interest rates over the short term, we believe that it also positions us to participate more strongly in the market's recovery if interest rates moderate over the longer term.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MARYLAND RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS


October 31, 1999 (Unaudited)

                                                                                              Principal
LONG TERM MUNICIPAL INVESTMENTS--98.0%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND--87.1%

Anne Arundel County:

   General Improvement 4.50%, 8/1/2018                                                          870,000                  723,762

   Water and Sewer:

      4.50%, 8/1/2018                                                                           515,000                  428,434

      4.50%, 8/1/2019                                                                         1,495,000                1,235,109

      4.50%, 8/1/2020                                                                         1,455,000                1,191,034

Baltimore:

   7%, 10/15/2007 (Insured; MBIA)                                                               500,000                  565,875

   (Tindeco Wharf Project)

      6.60%, 12/20/2024 (Collateralized; GNMA)                                                4,250,000                4,400,790

   Port Facilities Revenue (Consolidated Coal Sales)

      6.50%, 12/1/2010                                                                        9,740,000               10,396,476

Baltimore City Housing Corp., MFHR

   7.25%, 7/1/2023 (Collateralized; FNMA)                                                     3,105,000                3,173,807

Baltimore County:

   Mortgage Revenue, Zero coupon, 9/1/2024                                                    2,280,000                  522,530

   Nursing Facility Mortgage Revenue

      (Eastpoint Rehabilitation & Nursing Centers):

         6.75%, 4/1/2015                                                                      1,000,000                  930,840

         6.75%, 4/1/2028                                                                      1,500,000                1,343,505

   PCR (Bethlehem Steel Corp. Project):

      7.50%, 6/1/2015                                                                         5,785,000                5,984,293

      7.55%, 6/1/2017                                                                         2,690,000                2,791,870

Carroll County, County Commissioners--

  Consolidated Public Improvement

   4.70%, 10/1/2016                                                                           1,000,000                  872,890

Gaithersburg, Hospital Facilities Improvement Revenue

  (Shady Grove)

   6.50%, 9/1/2012 (Insured; FSA)                                                            10,000,000               11,013,200

Howard County, COP 8.15%, 2/15/2020                                                             605,000                  771,091

Maryland, COP (Aviation Administration Facilities Project):

   4.75%, 5/1/2015                                                                              565,000                  493,578

   4.75%, 5/1/2016                                                                              750,000                  648,742

   4.75%, 5/1/2017                                                                            1,650,000                1,414,759

   4.75%, 5/1/2018                                                                            1,730,000                1,472,195

Maryland Community Development Administration,

  Department of Housing and Community Development:

      Housing Revenue 5.65%, 7/1/2039                                                         4,750,000                4,365,535

      Multi-Family Development (Auburn Manor Project)

         5.30%, 10/1/2028                                                                     1,000,000                  885,710


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Community Development Administration,

  Department of Housing and Community Development

    (continued):

    MFHR:

         6.50%, 5/15/2013                                                                     3,000,000                3,128,520

         6.85%, 5/15/2033                                                                     5,000,000                5,214,850

         6.70%, 5/15/2036 (Insured; FHA)                                                      7,710,000                8,033,357

      Residential 5.25%, 9/1/2029                                                             3,700,000                3,215,448

      Single Family Program:

         6.95%, 4/1/2011                                                                      3,885,000                4,006,523

         4.75%, 4/1/2012                                                                      2,865,000                2,630,442

         4.80%, 4/1/2013                                                                      1,500,000                1,366,335

         6.55%, 4/1/2026                                                                      7,200,000                7,403,616

         6.75%, 4/1/2026                                                                      3,880,000                3,970,792

         5.25%, 4/1/2029                                                                      8,330,000                7,244,768

         7.45%, 4/1/2032                                                                      4,795,000                4,936,836

Maryland Economic Development Corp., Revenue (Health and

  Mental Hygiene Providers Facilities Acquisition Program):

      8.375%, 3/1/2013                                                                        4,045,000                4,259,992

      8.75%, 3/1/2017                                                                         4,810,000                4,835,397

Maryland Health and Higher Educational Facilities

  Authority, Revenue:

      (Calvert Memorial Hospital) 5%, 7/1/2028                                                1,900,000                1,588,210

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            9,890,000                8,397,797

      (Helix Health Issue) 5%, 7/1/2027 (Insured; AMBAC)                                      5,500,000                4,825,040

      (Johns Hopkins Hospital):

         4.75%, 5/15/2033                                                                     7,100,000                5,674,391

         4.50%, 5/15/2035                                                                     2,395,000                1,813,757

      (Loyola College) 5%, 10/1/2039                                                          3,500,000                2,935,030

      (Medlantic Helix Issue)

         4.75%, 8/15/2028 (Insured; FSA)                                                     32,385,000               26,354,265

      (Upper Chesapeake Hospitals)

         5.375%, 1/1/2028 (Insured; FSA)                                                      1,500,000                1,374,105

      (Union Hospital of Cecil County):

         6.70%, 7/1/2009                                                                      2,320,000                2,430,687

         4.75%, 7/1/2013                                                                      1,840,000                1,587,846

         5.10%, 7/1/2022                                                                      2,500,000                2,109,750

      (University of Maryland Medical Systems)

         7%, 7/1/2022 (Insured; FGIC)                                                         4,500,000                5,117,040

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Association) 8.75%, 11/15/2010                                                700,000                  683,095

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Local Government Insurance Trust, COP

   7.125%, 8/1/2009                                                                           3,250,000                3,385,102

Maryland Stadium Authority, Sports Facility LR

   7.60%, 12/15/2019                                                                          5,250,000                5,375,790

Montgomery County Housing Opportunities Commission, Revenue:

  Multi-Family Mortgage:

      7.05%, 7/1/2032                                                                         2,485,000                2,556,096

      7.375%, 7/1/2032                                                                        1,805,000                1,837,400

   Single Family Mortgage:

      7.375%, 7/1/2017                                                                          960,000                  985,037

      6.625%, 7/1/2026                                                                        1,015,000                1,045,897

      Zero Coupon, 7/1/2027                                                                  12,165,000                2,287,507

      Zero Coupon, 7/1/2028                                                                  41,975,000                7,557,599

Northeast Waste Disposal Authority, Solid Waste Revenue

  (Montgomery County Resource Recovery Project):

      6%, 7/1/2008                                                                            2,690,000                2,752,677

      6.20%, 7/1/2010                                                                        13,130,000               13,581,147

      6.30%, 7/1/2016                                                                        14,205,000               14,532,425

Prince Georges County

   Consolidated Public Improvement 6.75%, 7/1/2010                                            1,170,000                1,234,549

Prince Georges County Housing Authority:

  Mortgage Revenue:

    (New Keystone Apartment Project)

         6.80%, 7/1/2025 (Insured: FHA & MBIA)                                                4,300,000                4,458,498

      (Riverview Terrace)

         6.70%, 6/20/2020 (Collateralized; GNMA)                                              2,000,000                2,101,460

      (Stevenson Apartments Project)

         6.35%, 7/20/2020 (Collateralized; GNMA)                                              3,000,000                3,071,760

         6%, 9/20/2029 (Collateralized; GNMA)                                                 1,370,000                1,322,009

         6.10%, 3/20/2041 (Collateralized; GNMA)                                              1,545,000                1,493,212

   Revenue (Dimensions Health Corporation Project)

      5.30%, 7/1/2024                                                                         8,350,000                6,738,366

   SFMR

      6.60%, 12/1/2025 (Collateralized: FNMA & GNMA)                                          4,270,000                4,391,097

U. S. RELATED--10.9%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                             10,000,000               10,483,300

Guam Power Authority, Revenue

   5.125%, 10/1/2029 (Insured; MBIA)                                                          4,250,000                3,717,645

Puerto Rico Commonwealth, Public Improvement:

   4.50%, 7/1/2023 (Insured; AMBAC)                                                           5,000,000                4,066,200

   5%, 7/1/2026 (Insured; FSA)                                                                1,795,000                1,567,161


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Electric Power Authority, Power Revenue:

   4.50%, 7/1/2019 (Insured; FSA)                                                             2,970,000                2,481,970

   4.75%, 7/1/2024                                                                            1,245,000                1,017,601

   5%, 7/1/2028 (Insured; FSA)                                                                8,885,000                7,724,264

Puerto Rico Public Buildings Authority, Revenue

   5%, 7/1/2027 (Insured; AMBAC)                                                              2,000,000                1,742,320
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $304,592,095)                                                             98.0%              294,272,003

CASH AND RECEIVABLES (NET)                                                                         2.0%                5,885,228

NET ASSETS                                                                                       100.0%              300,157,231

                                                                                                                    The Fund

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       GNMA          Government National Mortgage
                  Corporation                                                           Association
COP            Certificate of Participation                            LR            Lease Revenue
EDR            Economic Development Revenue                            MBIA          Municipal Bond Investors Assurance
FGIC           Financial Guaranty Insurance Company                                     Insurance Corporation
FHA            Federal Housing Administration                          MFHR          Multi-Family Housing Revenue
FNMA           Federal National Mortgage Association                   PCR           Pollution Control Revenue
FSA            Financial Security Assurance                            SFMR          Single Family Mortgage Revenue

Summary of Combined Ratings (Unaudited)

Fitch                      or          Moody's          or       Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                                    Aaa                       AAA                                              33.0
AA                                     Aa                        AA                                               34.1
A                                      A                         A                                                16.7
BBB                                    Baa                       BBB                                               9.1
Not Rated(a)                           Not Rated(a)              Not Rated(a)                                      7.1

                                                                                                                 100.0

(A)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(B)  AT OCTOBER 31,  1999,  THE FUND HAD  $90,394,189  (30.1% OF NET ASSETS) AND
     $91,748,683  (30.6% OF NET ASSETS)  INVESTED IN SECURITIES WHOSE PAYMENT OF
     PRINCIPAL  AND INTEREST IS DEPENDENT  UPON REVENUES  GENERATED  FROM HEALTH
     CARE AND HOUSING PROJECTS, RESPECTIVELY.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           304,592,095   294,272,003

Cash                                                                  1,146,550

Interest receivable                                                   5,094,343

Receivable for shares of Beneficial Interest subscribed                  10,002

Prepaid expenses                                                         14,674

                                                                    300,537,572
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           141,185

Due to Distributor                                                       87,497

Payable for shares of Beneficial Interest redeemed                       96,501

Accrued Expenses                                                         55,158

                                                                        380,341
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      300,157,231
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     308,080,721

Accumulated net realized gain (loss) on investments                   2,396,602

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (10,320,092)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      300,157,231

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                247,306,258             49,684,867              3,166,106

Shares Outstanding                                                         20,636,259              4,145,345                264,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.98                  11.99                  11.99

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,506,288

EXPENSES:

Management fee--Note 3(a)                                              876,247

Shareholder servicing costs--Note 3(c)                                 504,651

Distribution fees--Note 3(b)                                           151,947

Custodian fees                                                          19,850

Registration fees                                                       18,991

Prospectus and shareholders' reports                                    11,317

Professional fees                                                        8,538

Trustees' fees and expenses--Note 3(d)                                   2,159

Loan commitment fees--Note 2                                             1,001

Miscellaneous                                                           11,741

TOTAL EXPENSES                                                       1,606,442

INVESTMENT INCOME--NET                                               7,899,846
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (197,543)

Net unrealized appreciation (depreciation) on investments         (24,134,765)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (24,332,308)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (16,432,462)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,899,846           15,723,604

Net realized gain (loss) on investments         (197,543)            4,875,643

Net unrealized appreciation (depreciation)
   on investments                            (24,134,765)           (2,906,514)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (16,432,462)           17,692,733
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (6,567,376)         (13,142,319)

Class B shares                                (1,261,787)          (2,475,248)

Class C shares                                   (70,683)            (106,037)

Net realized gain on investments:

Class A shares                                         --          (3,920,985)

Class B shares                                         --            (858,010)

Class C shares                                         --             (41,411)

TOTAL DIVIDENDS                               (7,899,846)         (20,544,010)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 18,485,597           19,034,333

Class B shares                                  8,351,801           16,708,364

Class C shares                                    751,244            1,950,257

Dividends reinvested:

Class A shares                                  3,986,467           10,945,576

Class B shares                                    756,046            2,138,858

Class C shares                                     43,395               93,797

Cost of shares redeemed:

Class A shares                               (19,571,596)         (26,068,594)

Class B shares                               (14,995,816)          (8,588,073)

Class C shares                                  (613,636)            (385,542)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (2,806,498)          15,828,976

TOTAL INCREASE (DECREASE) IN NET ASSETS      (27,138,806)          12,977,699
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           327,296,037          314,318,338

END OF PERIOD                                 300,157,231          327,296,037

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)


                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,471,719            1,451,972

Shares issued for dividends reinvested            320,995              834,341

Shares redeemed                               (1,575,725)          (1,987,044)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     216,989              299,269
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       660,815            1,273,167

Shares issued for dividends reinvested             60,819              163,084

Shares redeemed                               (1,197,030)            (657,332)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (475,396)              778,919
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        59,354              148,387

Shares issued for dividends reinvested              3,496                7,148

Shares redeemed                                  (48,632)              (29,616)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      14,218              125,919

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 792,430 CLASS B SHARES REPRESENTING $9,966,459 WERE AUTOMATICALLY CONVERTED TO 792,673 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 1999                                    Year Ended April 30,
                                                                     ---------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)          1999            1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.94          13.05           12.70         12.69          12.54        12.46

Investment Operations:

Investment income--net                                 .32            .65             .67           .68            .67          .70

Net realized and unrealized gain
   (loss) on investments                              (.96)           .09             .50           .18            .23          .08

Total from Investment Operations                      (.64)           .74            1.17           .86            .90          .78

Distributions:

Dividends from investment
   income--net                                        (.32)          (.65)           (.67)         (.68)          (.67)        (.70)

Dividends from net realized gain
   on investments                                       --           (.20)           (.15)         (.17)          (.08)           --

Total Distributions                                   (.32)          (.85)           (.82)         (.85)          (.75)        (.70)

Net asset value, end of period                       11.98          12.94           13.05         12.70          12.69        12.54
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  (9.98)(b)       5.76            9.40          6.91           7.24         6.52
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .91(b)          .90             .90           .90            .90          .90

Ratio of net investment income
   to average net assets                             5.05(b)         4.97            5.12          5.29           5.23         5.69

Decrease reflected in above expense
   ratios due to undertaking by
   the Manager                                          --            --              --            --             --           .01

Portfolio Turnover Rate                             22.25(c)        29.30           18.12         43.63          41.65        35.39
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    247,306         264,255         262,560       266,658        283,878      301,834

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                         October 31, 1999                                    Year Ended April 30,
                                                                    ---------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)          1999           1998          1997           1996         1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.94         13.05          12.70         12.69          12.54        12.46

Investment Operations:

Investment income--net                                 .28           .58            .60           .61            .61          .63

Net realized and unrealized gain
   (loss) on investments                              (.95)          .09            .50           .18            .23          .08

Total from Investment Operations                      (.67)          .67           1.10           .79            .84          .71

Distributions:

Dividends from investment
   income--net                                        (.28)         (.58)          (.60)         (.61)          (.61)        (.63)

Dividends from net realized gain
   on investments                                      --           (.20)          (.15)         (.17)          (.08)          --

Total Distributions                                  (.28)          (.78)          (.75)         (.78)          (.69)        (.63)

Net asset value, end of period                      11.99          12.94          13.05         12.70          12.69        12.54
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(A)                                (10.32)(b)       5.20           8.83          6.34           6.66         5.94
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               1.43(b)         1.42           1.42          1.43           1.43         1.44

Ratio of net investment income
   to average net assets                            4.51(b)         4.44           4.59          4.75           4.68         5.13

Decrease reflected in above expense
   ratios due to undertaking by
   the Manager                                         --            --             --            --             --           .01

Portfolio Turnover Rate                            22.25(c)        29.30          18.12         43.63          41.65        35.39
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      49,685        59,806         50,141        45,329         41,179       35,090

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Six Months Ended
                                                            October 31, 1999                    Year Ended April 30,
                                                                                --------------------------------------------------
CLASS C SHARES                                                     (Unaudited)      1999        1998         1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    12.95      13.06       12.71        12.69        12.67

Investment Operations:

Investment income--net                                                    .27        .55         .57          .58          .41

Net realized and unrealized gain (loss)
   on investments                                                        (.96)       .09         .50          .19          .10

Total from Investment Operations                                         (.69)       .64        1.07          .77          .51

Distributions:

Dividends from investment income--net                                    (.27)      (.55)       (.57)        (.58)        (.41)

Dividends from net realized gain
   on investments                                                          --       (.20)       (.15)        (.17)        (.08)

Total Distributions                                                      (.27)      (.75)       (.72)        (.75)        (.49)

Net asset value, end of period                                          11.99      12.95       13.06        12.71        12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                    (10.67)(c)   4.93        8.55         6.16         5.57(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.64(c)     1.66        1.67         1.64         1.80(d)

Ratio of net investment income to
   average net assets                                                   4.29(c)     4.15        4.29         4.47         4.59(d)

Portfolio Turnover Rate                                                22.25(d)    29.30       18.12        43.63        41.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  3,166       3,235       1,618          202           27

(A)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
(B)  EXCLUSIVE OF SALES CHARGE.
(C)  ANNUALIZED.
(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Maryland Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,896 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $355 during the period ended October 31, 1999, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $139,602 and $12,345, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $324,378, $69,801 and $4,115, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $47,376 pursuant to the transfer agency agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $69,497,915 and $75,376,370, respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$10,320,092,   consisting   of  $5,393,708  gross  unrealized  appreciation  and
$15,713,800 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund Maryland
                        Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.

                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call
your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                              052/616SA9910


================================================================================

Dreyfus Premier State Municipal Bond Fund Massachusetts Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited) and its share price.




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                           Massachusetts Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -5.35% total return; its Class B shares provided a -5.61% total return; and its Class C shares provided a -5.80% total return.(1) In comparison, the Lipper Massachusetts Municipal Debt Funds category average provided a -5.17% total return(2) for the same period.

We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest-rate environment. The fund' s modest relative underperformance compared to its benchmark is primarily the result of our security selection strategy in a relatively small Massachusetts bond market, where a scarcity of new issuance limited our investment choices.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Massachusetts tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, because Massachusetts issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors. Based on that assessment, we select the individual Massachusetts tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary
                                                                     The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Massachusetts municipal bond funds.

What other factors influenced the fund's performance?

The fund and the municipal bond marketplace were adversely affected by rising interest rates. When the reporting period began on May 1, 1999, investors were concerned that economic recovery in overseas markets and continued economic strength in the United States might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Massachusetts issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

In a rising interest-rate environment, we have focused primarily on maintaining the fund's average duration within the neutral range. Because a fund's duration naturally extends as interest rates rise and some bonds' prices fall below levels at which issuers might redeem them early, bond funds tend to become more sensitive to the adverse short-term effects of higher interest rates. Accordingly, during the period we sold some of our longer maturity bonds, including some that were priced at deep discounts to face value. In some cases, these sales also helped us lock in tax losses that may be used to offset any taxable capital gains the fund may produce.

We attempted to reinvest the proceeds from those sales into tax-exempt bonds with defensive characteristics, which we believed had the potential to help us preserve capital and maintain an attractive income stream in a declining market. Although strong economic conditions reduced the issuance of new bonds during the period, we had few problems finding Massachusetts bonds in the secondary market. However, there was a relative scarcity of Massachusetts bonds with the defensive characteristics we sought, including high yields and strong credit quality.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS


October 31, 1999 (Unaudited)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--89.1%                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--71.6%

Boston Industrial Development Financing Authority,

  Sewer Facility Revenue

   (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015                                     2,500,000                2,604,750

Lynn Water and Sewer Commission, General Revenue

   7.25%, 12/1/2010 (Insured; MBIA, Prerefunded 12/1/2000)                                    1,000,000  (a)           1,054,360

Massachusetts Bay Transportation Authority,

  General Transportation Systems:

      5.50%, 3/1/2021                                                                           625,000                  589,406

      7%, 3/1/2021                                                                            1,000,000                1,125,200

Massachusetts Commonwealth

   7%, 8/1/2012 (Prerefunded 8/1/2001)                                                        1,850,000  (a)           1,970,861

Massachusetts Development Finance Agency, Revenue

   (Northern Berkshire Community) 6.25%, 8/15/2029                                            1,000,000                  981,990

Massachusetts Education Loan Authority,

  Education Loan Revenue

   7.75%, 1/1/2008 (Insured; MBIA)                                                              855,000                  874,998

Massachusetts Health and Educational Facilities Authority,

  Revenue:

      (Boston College) 4.75%, 6/1/2031                                                        4,500,000                3,566,610

      (Boston University) 6%, 5/15/2059                                                       2,500,000                2,400,600

      (Brandeis University) 4.75%, 10/1/2028 (Insured; MBIA)                                  2,450,000                1,995,941

      (Medical Center of Central Massachusetts) 7.10%, 7/1/2021                               1,000,000                1,064,110

      (Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)                                          2,050,000                2,121,689

      (University Hospital) 7.25%, 7/1/2019

      (Insured; MBIA, Prerefunded 7/1/2000)                                                   2,750,000  (a)           2,864,565

      (Vinfen Corporation) 5.30%, 11/15/2028                                                  2,670,000                2,282,770

Massachusetts Industrial Finance Agency, Revenue:

   (College of the Holy Cross) 5%, 9/1/2023 (Insured; MBIA)                                   3,350,000                2,899,258

   (Provider Lease Program) 8.75%, 7/15/2009                                                    120,000                  120,173

   (Suffolk University) 5.25%, 7/1/2027                                                       1,000,000                  892,480

   (Water Treatment-American Hingham) 6.95%, 12/1/2035                                        3,000,000                3,157,170

   Health Care Facility (Health Foundation, Inc. Project)

      6.75%, 12/1/2027                                                                        1,000,000                  966,400

   Resource Recovery (Ogden Haverhill Project)

      5.60%, 12/1/2019                                                                        1,000,000                  876,940

Massachusetts Port Authority, Revenue

   Special Project (Harborside Hyatt) 10%, 3/1/2026                                           3,000,000                3,191,640

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue

   (New Bedford Program) 4.75%, 2/1/2026 (Insured; FGIC)                                      3,000,000                2,464,410

Massachusetts Water Resource Authority:

   4%, 12/1/2018                                                                              1,900,000                1,429,788

   4.75%, 8/1/2037 (Insured; FSA)                                                             2,000,000                1,584,980


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--17.5%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              1,500,000                1,572,495

Puerto Rico Commonwealth 6%, 7/1/2014                                                         1,000,000                1,018,820

Puerto Rico Commonwealth Highway and

  Transportation Authority, Highway Revenue:

      6.459%, 7/1/2009                                                                        1,000,000  (b)           1,013,750

      6.559%, 7/1/2010                                                                        1,000,000  (b)           1,013,750

      5%, 7/1/2036                                                                            2,000,000                1,677,720

Puerto Rico Public Buildings Authority,

  Guaranteed Government Facilities Revenue

   6.25%, 7/1/2015 (Insured; AMBAC)                                                           1,100,000                1,174,437

Virgin Islands Public Finance Authority, Revenue

   7.25%, 10/1/2018 (Prerefunded 10/1/2002)                                                   2,750,000                3,030,582

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $54,933,840)                                                              53,582,643
------------------------------------------------------------------------------------------------------------------------------------



SHORT-TERM MUNICIPAL INVESTMENTS--11.0%
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--8.5%

Massachusetts Health and Educational Facilities Authority,

  Revenue, VRDN (Capital Assets Program):

      3.45%                                                                                   2,400,000  (c)           2,400,000

      3.45%                                                                                     500,000  (c)             500,000

      3.50%                                                                                   2,200,000  (c)           2,200,000

U. S. RELATED--2.5%

Puerto Rico Commonwealth Highway and

   Transportation Authority, VRDN 3.10%                                                       1,500,000  (c)           1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $6,600,000)                                                               6,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $61,533,840)                                                             100.1%               60,182,643

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (80,127)

NET ASSETS                                                                                       100.0%               60,102,516

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC          American Municipal Bond                               MBIA         Municipal Bond Investors Assurance
                  Assurance Corporation                                              Insurance Corporation
FSA            Financial Security Assurance                          VRDN         Variable Rate Demand Notes
FGIC           Financial Guaranty Insurance Company

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              39.9
AA                               Aa                              AA                                               11.1
A                                A                               A                                                13.9
BBB                              Baa                             BBB                                              17.0
F-1+, F-1                        MIG1, VMIG1 & P1                SP1 & A1                                         11.0
Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     7.1

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE  INTEREST RATE SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  61,533,840  60,182,643

Cash                                                                    790,598

Interest receivable                                                   1,058,273

Prepaid expenses                                                         13,542

                                                                     62,045,056
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            30,496

Due to Distributor                                                       15,110

Payable for investment securities purchased                           1,886,876

Payable for shares of Beneficial Interest redeemed                        7,190

Accrued expenses                                                          2,868

                                                                      1,942,540
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,102,516
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      61,657,187

Accumulated net realized gain (loss) on investments                   (203,474)

Accumulated net unrealized appreciation (depreciation) on investments--Note 4
                                                                    (1,351,197)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,102,516

NET ASSET VALUE PER SHARE


                                                                              Class A             Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                             54,658,408            5,281,660        162,448

Shares Outstanding                                                          5,076,003              490,829         15,079
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                  10.77                 10.76          10.77

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,998,118

EXPENSES:

Management fee--Note 3(a)                                              178,600

Shareholder servicing costs--Note 3(c)                                 101,709

Distribution fees--Note 3(b)                                            16,269

Registration fees                                                       12,089

Professional fees                                                       10,388

Prospectus and shareholders' reports                                     5,193

Custodian fees                                                           3,988

Trustees' fees and expenses--Note 3(d)                                     460

Loan commitment fees--Note 2                                               215

Miscellaneous                                                            4,276

TOTAL EXPENSES                                                         333,187

INVESTMENT INCOME--NET                                               1,664,931
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (281,896)

Net unrealized appreciation (depreciation) on investments          (4,976,462)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (5,258,358)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (3,593,427)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,664,931            3,402,500

Net realized gain (loss) on investments         (281,896)              569,381

Net unrealized appreciation (depreciation)

   on investments                             (4,976,462)              (43,907)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (3,593,427)            3,927,974
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,516,758)          (3,085,284)

Class B shares                                  (142,347)            (312,675)

Class C shares                                    (5,826)              (4,541)

Net realized gain on investments:

Class A shares                                       --              (981,213)

Class B shares                                       --              (112,114)

Class C shares                                       --                (3,099)

TOTAL DIVIDENDS                               (1,664,931)          (4,498,926)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,204,562           7,581,389

Class B shares                                    558,947           1,829,019

Class C shares                                     30,931             341,132

Dividends reinvested:

Class A shares                                    894,284           2,550,054

Class B shares                                     90,420             263,046

Class C shares                                      3,596               7,326

Cost of shares redeemed:

Class A shares                                (6,659,854)          (7,190,547)

Class B shares                                (1,601,650)          (1,888,781)

Class C shares                                  (196,520)                 --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           (4,675,284)            3,492,638

TOTAL INCREASE (DECREASE) IN NET ASSETS       (9,933,642)            2,921,686
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            70,036,158           67,114,472

END OF PERIOD                                  60,102,516           70,036,158

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                The Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       197,837              632,649

Shares issued for dividends reinvested             80,343              215,156

Shares redeemed                                  (593,385)            (607,023)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (315,205)              240,782
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                        49,758               154,844

Shares issued for dividends reinvested              8,126                22,203

Shares redeemed                                 (143,986)             (160,697)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (86,102)               16,350
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         2,692                28,770

Shares issued for dividends reinvested                320                   621

Shares redeemed                                  (17,422)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (14,410)                29,391

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 95,129 CLASS B SHARES REPRESENTING $1,056,324 WERE AUTOMATICALLY CONVERTED TO 95,110 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period , assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements


                                          Six Months Ended
                                          October 31, 1999                                   Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)          1999         1998            1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                               11.68         11.75        11.40           11.50          11.53         11.64

Investment Operations:

Investment income--net                                 .29           .59          .61             .63            .66           .69

Net realized and unrealized

   gain (loss) on investments                        (.91)           .11          .40             .17             --          (.06)

Total from Investment Operations                     (.62)           .70         1.01             .80            .66           .63

Distributions:

Dividends from investment

   income--net                                       (.29)         (.59)         (.61)          (.63)           (.66)         (.69)

Dividends from net realized

   gain on investments                                  --         (.18)         (.05)          (.27)           (.03)            --

Dividends in excess of net realized

   gain on investments                                  --           --            --             --             --          (.05)

Total Distributions                                  (.29)         (.77)         (.66)          (.90)         (.69)         (.74)

Net asset value, end of period                      10.77         11.68         11.75          11.40         11.50         11.53
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                               (10.61)(b)      6.08          9.04           7.08          5.69          5.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to

   average net assets                               .97(b)         .93            .91            .92            .92          .94

Ratio of net investment income

   to average net assets                          5.17(b)         4.97           5.23           5.46           5.57         6.04

Decrease reflected in above

  expense ratios due to

   undertakings by the Manager                        --           --             --             --             --           .01

Portfolio Turnover Rate                          40.36(c)        47.11          48.69           24.45         34.86        13.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ X 1,000)                                   54,658         62,958         60,529          65,809        68,812       72,731

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (continued)

                                          Six Months Ended
                                          October 31, 1999                                     Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)          1999         1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                               11.67          11.75        11.40         11.49          11.52         11.63

Investment Operations:

Investment income--net                                 .26            .53          .55           .57            .60           .63

Net realized and unrealized

   gain (loss) on investments                        (.91)           .10           .40           .18             --          (.06)

Total from Investment Operations                     (.65)           .63           .95           .75            .60           .57

Distributions:

Dividends from investment

   income--net                                       (.26)          (.53)         (.55)          (.57)         (.60)         (.63)

Dividends from net realized

   gain on investments                                 --           (.18)         (.05)          (.27)         (.03)            --

Dividends in excess of net

   realized gain on investments                        --             --            --             --            --          (.05)

Total Distributions                                  (.26)         (.71)         (.60)          (.84)         (.63)         (.68)

Net asset value, end of period                      10.76         11.67         11.75          11.40         11.49         11.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                               (11.13)(b)      5.46          8.49           6.63          5.15          5.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                       1.49(b)        1.43          1.42           1.43          1.43          1.45

Ratio of net investment income

   to average net assets                            4.64(b)        4.46          4.71           4.94          5.03          5.47

Decrease reflected in above

  expense ratios due to

   undertakings by the Manager                         --            --            --            --             --           .01

Portfolio Turnover Rate                            40.36(c)       47.11         48.69          24.45          34.86        13.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ X 1,000)                                      5,282         6,733         6,584          6,064          5,255        4,220

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                               Six Months Ended
                                                               October 31, 1999                    Year Ended April 30,
                                                                                        ------------------------------------------
CLASS C SHARES                                                       (Unaudited)        1999       1998        1997      1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    11.69          11.76      11.41       11.48        11.59

Investment Operations:

Investment income--net                                                    .25            .50        .52         .54          .40

Net realized and unrealized gain (loss)

   on investments                                                       (.92)            .11        .40         .20         (.08)

Total from Investment Operations                                        (.67)            .61        .92         .74          .32

Distributions:

Dividends from investment income--net                                   (.25)           (.50)      (.52)       (.54)        (.40)

Dividends from net realized gain

   on investments                                                         --            (.18)      (.05)       (.27)        (.03)

Total Distributions                                                     (.25)           (.68)      (.57)       (.81)        (.43)

Net asset value, end of period                                         10.77           11.69      11.76       11.41        11.48
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                                  (11.51)(c)        5.28       8.22        6.55         3.76(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.68(c)          1.70       1.64        1.65         1.69(c)

Ratio of net investment income

   to average net assets                                               4.47(c)          4.06       4.51        4.64         4.72(c)

Decrease reflected in above expense ratios

  due to undertakings by the Manager

Portfolio Turnover Rate                                               40.36(d)         47.11       48.69      24.45         34.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ X 1000)                                                             162            345          1           1            1

(A)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
(B)  EXCLUSIVE OF SALES CHARGE.
(C)  ANNUALIZED.
(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Massachusetts Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,190 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the
                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $15,294 and $975, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $73,210, $7,647 and $325, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $9,611 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $24,664,946 and $36,066,995, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At  October  31, 1999, accumulated net unrealized depreciation on investment was
$1,351,197,   consisting   of   $1,483,739  gross  unrealized  appreciation  and
$2,834,936 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).




                                                           For More Information

                        Dreyfus Premier  State Municipal Bond Fund
                        Massachusetts Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                              063/622SA9910


================================================================================


Dreyfus Premier
State Municipal
Bond Fund,
Michigan Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                Michigan Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Michigan Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -4.19% total return; its Class B shares provided a -4.44% total return; and its Class C shares provided a -4.55% total return.(1) In comparison, the Lipper Michigan Municipal Debt Funds category average provided a -4.64% total return(2) for the same period.

We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest-rate environment. The fund's relative outperformance compared to its benchmark is primarily the result of our security selection strategy in a relatively small Michigan bond market.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Michigan tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Michigan. Based on that assessment, we select the individual Michigan tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued
                                                               The   Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Michigan municipal bond funds.

What other factors influenced the fund's performance?

The fund and the municipal bond marketplace were adversely affected by rising interest rates. When the reporting period began on May 1, 1999, investors were concerned that economic recovery in overseas markets and continued economic strength in the United States might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Michigan issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

     In a rising interest-rate environment, we have focused primarily on maintaining the fund's average duration toward the short end of the neutral range. Because a fund' s duration naturally extends as interest rates rise and some bonds' prices fall below levels at which issuers might redeem them early, bond funds tend to become more sensitive to the adverse short-term effects of higher interest rates. Accordingly, during the period we sold some of our longer maturity bonds, including some that were priced at deep discounts to face value. In some cases, these sales also helped us lock in tax losses that may be used to offset any taxable capital gains the fund may produce.

We attempted to reinvest the proceeds from those sales into tax-exempt bonds with defensive characteristics, which we believed had the potential to help us preserve capital and maintain an attractive income stream in a declining market. Although strong economic conditions reduced the issuance of new bonds during the period, we had few problems finding Michigan bonds in the secondary market. However, there was a relative scarcity of Michigan bonds with the defensive characteristics we sought, including high yields and strong credit quality.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MICHIGAN RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999 (Unaudited)


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.3%                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegan Hospital Finance Authority, HR (Allegan General

  Hospital):

      6.875%, 11/15/2017                                                                      4,460,000                4,385,250

      7%, 11/15/2021                                                                            800,000                  786,312

Anchor Bay School District

   4.75%, 5/1/2026 (Insured; FGIC)                                                            2,250,000                1,834,335

Big Rapids Public School District

   4.75%, 5/1/2025 (Insured; FSA)                                                             1,500,000                1,237,215

Brighton Area School District:

   Zero Coupon, 5/1/2014 (Insured: AMBAC)                                                     8,000,000                3,432,080

   Zero Coupon, 5/1/2020 (Insured: AMBAC)                                                     5,000,000                1,438,150

Capital Region Airport Authority, Airport Revenue

   6.70%, 7/1/2021 (Insured; MBIA)                                                            2,500,000                2,634,825

Chippewa County Hospital Finance Authority,

   Revenue 5.625%, 11/1/2014                                                                  1,625,000                1,463,377

Chippewa Valley Schools 7%, 5/1/2010

   (Prerefunded 5/1/2001)                                                                     1,275,000  (a)           1,348,873

Clarkston Community School

  5.75%, 5/1/2016 (Insured; FGIC)

   (Prerefunded 5/1/2005)                                                                     1,340,000  (a)           1,414,933

Detroit:

   (Unlimited Tax) 6.35%, 4/1/2014                                                            2,995,000                3,117,765

   Water Supply Systems Revenue

      8.968%, 7/1/2022 (Insured; FGIC)                                                        1,500,000  (b)           1,657,500

Detroit City School District, School Building and Site

   Improvement 4.75%, 5/1/2028 (Insured; FGIC)                                               10,950,000                8,932,024

Dickinson County Healthcare Systems, HR

   5.70%, 11/1/2018                                                                           3,000,000                2,664,000

Fowlerville Community Schools School District

   5.60%, 5/1/2016 (Insured; MBIA)                                                            2,995,000                3,126,301

Grand Rapids Charter Township, Revenue (Porter Hills

   Obligation Group) 5.45%, 7/1/2029                                                            500,000                  425,800

Grand Rapids Housing Finance Authority,

  Multi-Family Revenue

   7.625%, 9/1/2023 (Collateralized; FNMA)                                                    1,000,000                1,093,090

Grand Valley State University, College and

  University Revenue

   5.50%, 2/1/2018 (Insured; FGIC)                                                            2,570,000                2,479,433

Huron Valley School District

   Zero Coupon, 5/1/2018 (Insured; FGIC)                                                      6,370,000                2,083,882


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Kalamazoo Hospital Finance Authority,

  Hospital Facilities Revenue:

    (Borgess Medical Center)

         6.25%, 6/1/2014 (Insured; FGIC)                                                      2,000,000                2,121,120

      (Bronson Methodist Hospital)

         5.75%, 5/15/2016 (Insured; MBIA)                                                       755,000                  736,503

Kenowa Hills Public Schools 5.875%, 5/1/2021

   (Insured; MBIA)                                                                            3,360,000                3,323,611

Kent County, Airport Facilities Revenue

  (Kent County International Airport):

      5.90%, 1/1/2012                                                                         1,145,000                1,218,555

      5.90%, 1/1/2013                                                                         1,095,000                1,165,343

      6.10%, 1/1/2025                                                                         3,000,000                3,231,360

Lake Orion Community School District

   5.80%, 5/1/2015 (Insured; AMBAC)                                                           2,085,000                2,093,382

Leslie Public School (Ingham and Jackson Counties School

  Building and Site) 6%, 5/1/2015

   (Insured; AMBAC) (Prerefunded 5/1/2005)                                                    1,000,000  (a)           1,067,910

Lincoln Consolidated School District

   5%, 5/1/2028 (Insured; FSA)                                                                1,000,000                  853,980

Michigan Building Authority, Lease Revenue

   6.75%, 10/1/2007 (Insured; AMBAC)                                                          1,600,000                1,704,832

Michigan Higher Education Student Loan Authority,

  Student Loan Revenue:

      6.875%, 10/1/2007 (Insured; AMBAC)                                                      2,250,000                2,333,543

      7.55%, 10/1/2008 (Insured; MBIA)                                                          500,000                  521,235

      6.125%, 9/1/2010                                                                        1,520,000                1,553,273

Michigan Hospital Finance Authority, HR:

   (Crittenton Hospital) 6.70%, 3/1/2007                                                      2,250,000                2,372,940

   (Daughters of Charity National Health Systems--Providence

      Hospital) 7%, 11/1/2021 (Prerefunded 11/1/2001)                                         2,700,000  (a)           2,891,214

   (Detroit Medical Center) 8.125%, 8/15/2012                                                    75,000                   75,669

   (Genesys Health Systems)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (a)           5,918,000

   (Middle Michigan Obligated Group)

      6.625%, 6/1/2010 (Prerefunded 6/1/2000)                                                 2,000,000  (a)           2,032,100

   (Sisters of Mercy Health Corp.)

      6.25%, 2/15/2009 (Insured; FSA)                                                         1,065,000                1,118,250

                                                                                                                    The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Michigan Housing Development Authority:

   (Home Improvement Program) 7.65%, 12/1/2012                                                1,435,000                1,464,891

   Rental Housing Revenue:

      6.50%, 4/1/2006                                                                         2,000,000                2,111,220

      7.70%, 4/1/2023 (Insured; FSA)                                                          4,185,000                4,379,477

Michigan Housing Representatives, COP:

   Zero Coupon, 8/15/2022 (Insured; AMBAC)                                                    7,325,000                1,817,186

   Zero Coupon, 8/15/2023 (Insured; AMBAC)                                                    2,615,000                  608,850

Michigan Municipal Bond Authority, Revenue

  (State Revolving Fund):

      6.50%, 10/1/2014 (Prerefunded 10/1/2004)                                                2,500,000  (a)           2,738,250

      6.50%, 10/1/2017 (Prerefunded 10/1/2004)                                                3,500,000  (a)           3,833,550

Michigan Strategic Fund, Limited Obligation Revenue:

  (Northeastern Community Mental Health Foundation)

      8.25%, 1/1/2009                                                                         1,270,000                1,296,657

   (NSF International Project)

      5.75%, 8/1/2019 (LOC; First of America Bank)                                            2,075,000                1,981,750

   (Ledyard Association Ltd. Partnership Project)

      6.25%, 10/1/2011

      (Insured; ITT Lyndon Property Insurance Co.)                                            3,075,000                3,134,102

   SWDR (Genesee Power Station Project) 7.50%, 1/1/2021                                       3,000,000                3,127,590

Monroe County, PCR (Detroit Edison Project):

   7.50%, 12/1/2019 (Insured; AMBAC)                                                          4,650,000                4,803,961

   7.875%, 12/1/2019                                                                          2,720,000                2,810,522

   7.65%, 9/1/2020 (Insured; FGIC)                                                            2,250,000                2,348,865

   6.55%, 6/1/2024 (Insured; MBIA)                                                            1,700,000                1,764,515

Monroe County Economic Development Corp., Ltd. Obligation

  Revenue (Detroit Edison Co. Project)

   6.95%, 9/1/2022 (Insured; FGIC)                                                            2,000,000                2,260,020

Northville, Special Assessment (Wayne County)

   7.875%, 1/1/2006                                                                           1,685,000                1,723,721

Northwestern Michigan College, Community College Improvement

   Revenue 7%, 7/1/2011                                                                       1,800,000                1,898,388

Oakland County Economic Development Corp., Limited

  Obligation Revenue (Pontiac Osteopathic Hospital Project)

      9.625%, 1/1/2020 (Prerefunded 1/1/2000)                                                 1,575,000  (a)           1,621,037

Plymouth-Canton Community School District

   4.75%, 5/1/2023 (Insured; FSA)                                                             3,000,000                2,496,120

Redford Unified School District

   5.50%, 5/1/2015 (Insured; AMBAC)                                                           1,260,000                1,231,108

Romulus Community Schools

   Zero Coupon 5/1/2020 (Insured; FGIC)                                                       1,385,000                  400,750


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Romulus Economic Development Corp., Ltd. Obligation EDR

  (Romulus Hir Ltd. Partnership Project)

   7%, 11/1/2015 (Insured; ITT Lyndon Property Insurance Co.)                                 3,700,000                4,034,961

South Lyon Community Schools:

   4.75%, 5/1/2023 (Insured; FGIC)                                                            2,000,000                1,664,080

   (School Building) 6.375%, 5/1/2018 (Prerefunded 5/1/2002)                                  1,500,000  (a)           1,596,270

Saint John's Public Schools 5.10%, 5/1/2025 (Insured; FGIC)                                   1,790,000                1,577,760

Wayne Charter County, Airport Revenue:

  (Detroit Metropolitan Wayne County Airport)

      5%, 12/1/2022                                                                           1,485,000                1,260,438

   Special Facilities (Northwest Airlines Inc.) 6.75%, 12/1/2015                              5,730,000                5,776,700

Wayne State University, University Revenues

   5.125%, 11/15/2029 (Insured; FGIC)                                                         1,500,000                1,306,275

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $147,304,816)                                                                                               148,956,979

SHORT-TERM MUNICIPAL INVESTMENTS--1.8%
------------------------------------------------------------------------------------------------------------------------------------

Michigan Strategic Fund, VRDN:

  Limited Obligation Revenue (Detroit Edison Co. Project)

      3.20% (LOC; Barclays Bank PLC)                                                            500,000  (c)             500,000

   PCR (Consumers Power Project)

      3.20% (Insured; AMBAC)                                                                    700,000  (c)             700,000

Midland County Economic Development Corp., Economic

  Development Limited Obligation Revenue, VRDN

   (Dow Chemical Co. Project) 3.65%                                                           1,500,000  (c)           1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,700,000)                                                                                                   2,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $150,004,816)                                                            101.1%              151,656,979

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.1%)              (1,628,264)

NET ASSETS                                                                                       100.0%              150,028,715

                                                                                                                  The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC          American Municipal Bond                               HR           Hospital Revenue
                  Assurance Corporation                              LOC          Letter of Credit
COP            Certificate of Participation                          MBIA         Municipal Bond Investors Assurance
EDR            Economic Development Revenue                                          Insurance Corporation
FGIC           Financial Guaranty Insurance Company                  PCR          Pollution Control Revenue
FNMA           Federal National Mortgage Association                 SWDR         Solid Waste Disposal Revenue
FSA            Financial Security Assurance                          VRDN         Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              55.6
AA                               Aa                              AA                                               12.6
A                                A                               A                                                 8.6
BBB                              Baa                             BBB                                               4.6
F1                               Mig1                            SP1                                               1.8
Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    16.8

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY-THE   INTEREST   RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST-SUBJECT  TO PERIODIC
     CHANGE.  (D)  SECURITIES  WHICH,  WHILE  NOT RATED BY  FITCH,  MOODY'S  AND
     STANDARD & POOR'S HAVE BEEN  DETERMINED  BY THE MANAGER TO BE OF COMPARABLE
     QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           150,004,816    151,656,979

Cash                                                                    445,637

Interest receivable                                                   2,855,756

Receivable for investment securities sold                               451,510

Receivable for Beneficial Interest subscribed                            44,338

Prepaid expenses                                                         12,804

                                                                    155,467,024
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            70,195

Due to Distributor                                                       40,125

Payable for investment securities purchased                           5,216,440

Payable for shares of Beneficial Interest redeemed                       81,952

Accrued expenses                                                         29,597

                                                                      5,438,309
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      150,028,715
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     148,719,400

Accumulated net realized gain (loss) on investments                   (342,848)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             1,652,163

NET ASSETS ($)                                                      150,028,715

NET ASSET VALUE PER SHARE


                                                                              Class A       Class B         Class C
---------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            131,474,052     17,189,803      1,364,860

Shares Outstanding                                                          9,043,171     1,182,714          93,870
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.54         14.53           14.54

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,853,916

EXPENSES:

Management fee--Note 3(a)                                              442,443

Shareholder servicing costs--Note 3(c)                                 258,826

Distribution fees--Note 3(b)                                            55,318

Registration fees                                                       18,116

Professional fees                                                       14,256

Custodian fees                                                           9,087

Prospectus and shareholders' reports                                     4,966

Trustees' fees and expenses--Note 3(d)                                     984

Loan commitment fees--Note 2                                               317

Miscellaneous                                                            3,355

TOTAL EXPENSES                                                         807,668

INVESTMENT INCOME (NET)                                              4,046,248
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4 ($):

Net realized gain (loss) on investments                            (1,231,027)

Net unrealized appreciation (depreciation) on investments          (9,776,147)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (11,007,174)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (6,960,926)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,046,248            8,377,835

Net realized gain (loss) on investments       (1,231,027)            1,678,968

Net unrealized appreciation (depreciation)

   on investments                             (9,776,147)             (357,792)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING

   FROM OPERATIONS                            (6,960,926)             9,699,011
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,559,897)          (7,320,520)

Class B shares                                  (450,330)            (996,364)

Class C shares                                   (36,021)             (60,951)

Net realized gain on investments:

Class A shares                                       --            (1,532,800)

Class B shares                                       --              (242,336)

Class C shares                                       --               (19,667)

TOTAL DIVIDENDS                               (4,046,248)         (10,172,638)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,001,598          10,496,366

Class B shares                                  1,273,958           6,039,658

Class C shares                                     47,823           1,596,045

Dividends reinvested:

Class A shares                                  1,962,302          5,128,473

Class B shares                                    249,928            750,794

Class C shares                                     12,173             33,463

Cost of shares redeemed:

Class A shares                               (11,714,064)         (18,726,345)

Class B shares                                (5,320,289)          (5,296,289)

Class C shares                                  (456,632)            (368,225)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL

   INTEREST TRANSACTIONS                      (8,943,203)            (346,060)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (19,950,377)            (819,687)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           169,979,092          170,798,779

END OF PERIOD                                 150,028,715          169,979,092

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       330,547              668,141

Shares issued for dividends reinvested            131,263              324,921

Shares redeemed                                 (782,456)          (1,188,891)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (320,646)            (195,829)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                        83,128             382,748

Shares issued for dividends reinvested             16,702              47,574

Shares redeemed                                 (352,393)            (336,686)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (252,563)              93,636
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         3,223             100,814

Shares issued for dividends reinvested                812               2,120

Shares redeemed                                  (30,734)             (23,362)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (26,699)              79,572

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 182,754 CLASS B SHARES REPRESENTING $2,767,935 WERE AUTOMATICALLY CONVERTED TO 182,770 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                          October 31, 1999                               Year Ended April 30,
                                                                  ------------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)          1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                               15.57         15.61         15.14         15.15          15.14         15.27

Investment Operations:

Investment income--net                                 .38           .78           .80           .81            .83           .85

Net realized and unrealized

   gain (loss) on investments                        (1.03)          .12           .48           .21            .20           .11

Total from Investment Operations                      (.65)          .90          1.28          1.02           1.03           .96

Distributions:

Dividends from investment

   income--net                                       (.38)          (.78)         (.80)         (.81)          (.83)         (.85)

Dividends from net realized

   gain on investments                                 --           (.16)         (.01)         (.22)          (.19)         (.24)

Total Distributions                                 (.38)           (.94)         (.81)        (1.03)         (1.02)        (1.09)

Net asset value, end of period                     14.54           15.57         15.61         15.14          15.15         15.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                               (8.31)(b)        5.89          8.55          6.89           6.81          6.65
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                       .93(b)           .92           .92           .91            .93           .92

Ratio of net investment income

   to average net assets                           5.10(b)          4.96          5.12          5.34           5.35          5.66

Decrease reflected in above

  expense ratios due to

   undertakings by the Manager                        --            --              --            --             --           .01

Portfolio Turnover Rate                          14.21(c)          36.17         41.46          22.32          56.88        48.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                  131,474          145,764       149,221        155,568        166,538      176,604

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 1999                             Year Ended April 30,
                                                                     ---------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)          1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                               15.56          15.61        15.13         15.15          15.13         15.27

Investment Operations:

Investment income--net                                 .35            .70          .72           .74            .75           .77

Net realized and unrealized

   gain (loss) on investments                        (1.03)           .11          .49           .20            .21           .10

Total from Investment Operations                      (.68)           .81         1.21           .94            .96           .87

Distributions:

Dividends from investment

   income--net                                        (.35)          (.70)        (.72)         (.74)          (.75)        (0.77)

Dividends from net realized

   gain on investments                                 --            (.16)        (.01)         (.22)          (.19)        (0.24)

Total Distributions                                   (.35)          (.86)        (.73)         (.96)          (.94)        (1.01)

Net asset value, end of period                       14.53          15.56        15.61         15.13          15.15         15.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                 (8.81)(b)       5.29         8.08          6.27           6.33          6.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                        1.44(b)        1.42         1.42           1.42           1.44          1.44

Ratio of net investment income

   to average net assets                             4.58(b)        4.44         4.61           4.82           4.82          5.10

Decrease reflected in above

  expense ratios due to

   undertakings by the Manager                         --             --         --             --              --           0.01

Portfolio Turnover Rate                             14.21(c)       36.17        41.46          22.32          56.88          48.30
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                       17,190       22,338       20,938         19,338         19,031        16,471

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                              Six Months Ended
                                                              October 31, 1999                     Year Ended April 30,
                                                                                       --------------------------------------------
CLASS C SHARES                                                       (Unaudited)        1999         1998        1997       1996a
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of period                                    15.57          15.61        15.14       15.16       15.18

Investment Operations:

Investment income--net                                                    .33            .66          .67         .69         .50

Net realized and unrealized gain (loss)

   on investments                                                      (1.03)            .12         .48          .20         .17

Total from Investment Operations                                        (.70)            .78        1.15          .89         .67

Distributions:

Dividends from investment income--net                                   (.33)           (.66)       (.67)        (.69)       (.50)

Dividends from net realized gain

   on investments                                                         --            (.16)       (.01)        (.22)       (.19)

Total Distributions                                                     (.33)           (.82)       (.68)        (.91)       (.69)

Net asset value, end of period                                         14.54            15.57      15.61        15.14       15.16
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                                   (9.03)(c)         5.08       7.70         5.94        6.12(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.69(c)           1.67       1.69         1.72        1.70(c)

Ratio of net investment income

   to average net assets                                               4.36(c)           4.16       4.26         4.47        4.47(c)

Portfolio Turnover Rate                                               14.21(d)          36.17      41.46        22.32       56.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

($ x 1,000)                                                             1,365          1,877         640         241         133

(A)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
(B)  EXCLUSIVE OF SALES CHARGE.
(C)  ANNUALIZED.
(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including, the Michigan Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each fund are charged to that series' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,720 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are nor
                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

mally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $3,269 during the period ended October 31, 1999, from commisssions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $49,120 and $6,198, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $174,484, $24,560 and $2,066, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $41,963 pursuant to the transfer agency agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999 amounted to $22,237,902 and $26,176,340 respectively.

At  October 31, 1999, accumulated net unrealized appreciation on investments was
$1,652,163,   consisting   of   $6,100,809  gross  unrealized  appreciation  and
$4,448,646 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Michigan Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, New York 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                              053/617SA9910


================================================================================

Dreyfus Premier
State Municipal
Bond Fund,
Minnesota Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                               Minnesota Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Minnesota Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Minnesota Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -4.69% total return; its Class B shares provided a -5.00% total return; and its Class C shares provided a -5.12% total return.(1) In comparison, the Lipper Minnesota Municipal Debt Funds category average provided a -4.67% total return(2) for the same period.

We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest-rate environment. The fund' s modest relative underperformance compared to its benchmark is primarily the result of our security selection strategy in a relatively small Minnesota bond market, where a scarcity of new issuance limited our investment choices.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Minnesota tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, because Minnesota issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors. Based on that assessment, we select the individual Minnesota tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary
                                                               The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Minnesota municipal bond funds.

What other factors influenced the fund's performance?

The fund and the municipal bond marketplace were adversely affected by rising interest rates. When the reporting period began on May 1, 1999, investors were concerned that economic recovery in overseas markets and continued economic strength in the United States might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Minnesota issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

In a rising interest-rate environment, we have focused primarily on maintaining the fund's average duration within the neutral range. Because a fund's duration naturally extends as interest rates rise and some bonds' prices fall below levels at which issuers might redeem them early, bond funds tend to become more sensitive to the adverse short-term effects of higher interest rates. Accordingly, during the period we sold some of our longer maturity bonds, including some that were priced at deep discounts to face value. In some cases, these sales also helped us lock in tax losses that may be used to offset any taxable capital gains the fund may produce.

We attempted to reinvest the proceeds from those sales into tax-exempt bonds with defensive characteristics, which we believed had the potential to help us preserve capital and maintain an attractive income stream in a declining market. Although strong economic conditions reduced the issuance of new bonds during the period, we had few problems finding Minnesota bonds in the secondary market. However, there was a relative scarcity of Minnesota bonds with the defensive characteristics we sought, including high yields and strong credit quality.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MINNESOTA RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS


October 31, 1999 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.1%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA

Anoka County:

  RRR (Northern States Power Co.):

      4.50%, 12/1/2007                                                                        1,300,000  (a)           1,237,587

      7.15%, 12/1/2008                                                                        1,150,000                1,176,266

   SWDR (United Power Association Project)

      6.95%, 12/1/2008 (Guaranteed; National Rural

      Utilities Cooperative Finance Corp.)                                                    3,825,000                3,956,809

Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)                                                  1,425,000                1,431,883

Dakota County Housing and Redevelopment Authority, South

  Saint Paul Revenue (Single Family-GNMA Program)

   8.10%, 9/1/2012                                                                               65,000                   66,377

Eden Prairie, MFHR:

  (Eden Investments Project)

      7.40%, 8/1/2025 (Insured; FHA)                                                            500,000                  514,705

   (Welsh Parkway Apartments) 8%, 7/1/2026 (Insured; FHA)                                     2,760,000                2,873,684

Edina, Housing Development Revenue (Edina Park

   Project) 7.70%, 12/1/2028 (Insured; FHA)                                                   2,500,000                2,551,700

Golden Valley, Revenue (Covenant Retirement Communities)

   5.50%, 12/1/2029                                                                           2,000,000                1,747,720

Grand Rapids Housing and Redevelopment Authority, Revenue

  (Governmental Housing-Lakeshore Project)

   5.30%, 10/1/2029                                                                           1,000,000                  893,030

Harmony, MFHR (Zedakah Foundation Project)

   5.95 %, 9/1/2020                                                                           1,235,000                1,214,623

Hastings, Health Care Facility Revenue (Regina Medical

   Center) 5.30%, 9/15/2028 (Insured; ACA)                                                    2,000,000                1,717,420

Hibbing Economic Development Authority,

  Housing Development Revenue

   4.70%, 10/1/2028 (Insured; MBIA)                                                             715,000                  588,581

Hubbard County, SWDR (Potlatch Corp. Project)

   7.375%, 8/1/2013                                                                           1,000,000                1,024,040

Inver Grove Heights Independent School District Number 199

   5.75%, 2/1/2017                                                                            2,225,000                2,213,942

Mahtomedi Independent School District Number 832

   Zero Coupon, 2/1/2017 (Insured; MBIA)                                                      1,275,000                  457,406

Minneapolis:

   Zero Coupon, 12/1/2014                                                                     1,825,000                  770,187

   Health Care Facilities Revenue (Shelter Care Foundation):

      6%, 4/1/2010                                                                              965,000                  907,611

      6.50%, 4/1/2029                                                                         1,000,000                  904,180

   Home Ownership Program 7.10%, 6/1/2021                                                       420,000                  434,843


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA (CONTINUED)

Minneapolis (continued):

  HR (Lifespan Inc.-Minneapolis Children's Medical Center

      Project) 7%, 12/1/2020 (Prerefunded 6/1/2001)                                           5,650,000  (a)           5,996,628

   MFHR (Churchill Apartments Project)

      7.05%, 10/1/2022 (Insured; FSA)                                                         4,000,000                4,196,800

   MFMR (Seward Towers Project)

      7.375%, 12/20/2030 (Collateralized; GNMA)                                               2,350,000                2,424,072

Minneapolis and Saint Paul Metropolitan Airports Commission,

  Airport Revenue:

      5.125%, 1/1/2025 (Insured; FGIC)                                                        2,500,000                2,201,650

      5.125%, 1/1/2031 (Insured; FGIC)                                                        2,150,000                1,865,921

Minneapolis Community Development Agency, Ltd. Tax

  Support Development Revenue:

      8%, 12/1/2009                                                                             300,000                  306,438

      7.75%, 12/1/2019                                                                        2,705,000                2,824,480

      7.40%, 12/1/2021                                                                        2,000,000                2,132,380

Minneapolis-Saint Paul Housing and Redevelopment Authority,

  Health Care Systems Revenue

   (Group Health Plan Inc., Project) 6.75%, 12/1/2013                                         2,750,000                2,782,835

Minneapolis-Saint Paul Housing Finance Board, SFMR:

   8.875%, 11/1/2018 (Collateralized; GNMA)                                                      55,000                   55,652

   8.30%, 8/1/2021 (Collateralized; GNMA)                                                       175,000                  177,060

   7.30%, 8/1/2031 (Collateralized; GNMA)                                                     4,510,000                4,647,510

Minneapolis Special School District Number 001, COP:

   5.90%, 2/1/2017 (Insured; MBIA)                                                            4,400,000                4,423,496

   5.65%, 2/1/2018 (Insured; MBIA)                                                            1,075,000                1,051,554

State of Minnesota (Duluth Airport) 6.25%, 8/1/2014                                           2,500,000                2,579,375

Minnesota Agricultural and Economic Development Board,

  Minnesota Small Business Development Loan Revenue

   8.125%, 8/1/2009                                                                             500,000                  502,040

Minnesota Higher Education Facilities Authority:

  Adjustable Demand Revenue (Bethel College and Seminary)

      5.10%, 4/1/2019 (LOC; Allied Irish Bank PLC)                                            4,100,000                3,633,461

   College and University Revenue:

      (College at Saint Benedict) 5.35%, 3/1/2020                                             1,000,000                  898,050

      (University of Saint Thomas):

         5.35%, 4/1/2017                                                                      1,000,000                  932,850

         5.40%, 4/1/2022                                                                      2,200,000                2,031,964

   Mortgage Revenue (Augsburg College) 5.30%, 10/1/2027                                       2,395,000                2,074,405

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA (CONTINUED)

Minnesota Housing Finance Agency, Revenue:

   Rental Housing 6.10%, 8/1/2009                                                             1,975,000                1,984,263

   Single Family Mortgage:

      5.80% 7/1/2021                                                                          1,810,000                1,745,003

      7.45%, 7/1/2022 (Insured; FHA)                                                          1,600,000                1,647,376

      6.95%, 7/1/2026                                                                         2,275,000                2,355,262

Minnesota Public Facilities Authority, Water Pollution

  Control Revenue:

      6.95%, 3/1/2013 (Prerefunded 3/1/2001)                                                  3,000,000  (a)           3,164,340

      6.50%, 3/1/2014 (Prerefunded 3/1/2001)                                                  5,200,000  (a)           5,539,144

New Hope, Housing and Health Care Facilities Revenue

  (Masonic Home - North Ridge):

      5.90, 3/1/2019                                                                          1,000,000                  890,580

      5.875%, 3/1/2029                                                                        3,000,000                2,573,340

Northern Municipal Power Agency, Electric System Revenue

   Residual Certificates 6.995%, 1/1/2016 (Insured; FSA)                                      6,765,000  (b)           6,166,703

City of Red Wing, Health Care Facilities Revenue

   (River Region Obligation Group) 6.50%, 9/1/2022                                            3,445,000                3,469,494

Rosemount Independent School District Number 196

   Zero Coupon, 4/1/2014 (Insured; MBIA)                                                      3,000,000                1,313,400

Saint Cloud, Hospital Facilities Revenue

  (The Saint Cloud Hospital)

   7%, 7/1/2020 (Insured; AMBAC) (Prerefunded 7/1/2001)                                       1,000,000  (a)           1,063,420

Saint Paul Housing and Redevelopment Authority, Revenue:

  Hospital (HealthEast Project):

      5.70%, 11/1/2015 (Insured; ACA)                                                         2,000,000                1,902,320

      5.85%, 11/1/2017 (Insured; ACA)                                                         1,000,000                  959,730

   Single Family Mortgage

      6.90%, 12/1/2021 (Insured; FNMA)                                                        2,045,000                2,108,477

Sartell, PCR (Champion International Corp. Project)

   6.95%, 10/1/2012                                                                           5,000,000                5,217,100

Seaway Port Authority of Duluth, Industrial Development Dock

   and Wharf Revenues (Cargill Inc. Project) 6.80%, 5/1/2012                                  3,000,000                3,164,520

Southern  Municipal Power Agency,

  Power Supply System Revenue:

      5% 1/1/2016 (Insured; MBIA)                                                             1,470,000                1,329,644

      Zero Coupon, 1/1/2021 (Insured; MBIA)                                                   8,000,000                2,205,200

      Zero Coupon, 1/1/2025 (Insured; MBIA)                                                   5,255,000                1,127,250

      Zero Coupon, 1/1/2026 (Insured; MBIA)                                                  15,530,000                3,125,723

      Zero Coupon, 1/1/2027 (Insured; MBIA)                                                   4,800,000                  908,688


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA (CONTINUED)

University of Minnesota, College and University Revenue

   5.50%, 7/1/2021                                                                            5,925,000                5,703,227

Washington County Housing and Redevelopment Authority,

  Hospital Facility Revenue (Healtheast Project):

      5.375%, 11/15/2018 (Insured; ACA)                                                       5,000,000                4,488,450

      5.50%, 11/15/2027 (Insured; ACA)                                                        2,455,000                2,192,315

Western Minnesota Municipal Power Agency, Electric Power

   and Light Revenue 5.50%, 1/1/2012 (Insured; AMBAC)                                         1,000,000                1,003,510

White Bear Lake Independent School District Number 624

   5.75%, 2/1/2017                                                                            1,265,000                1,258,713

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $146,420,582)                                                                                               143,028,407
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM MUNICIPAL INVESTMENTS--3.0%
------------------------------------------------------------------------------------------------------------------------------------

MINNESOTA

Beltrami County, Environmental Control Revenue,

  VRDN (Northwood Panelboard Co. Project)

   3.30% (LOC; Union Bank of Switzerland)                                                     3,400,000  (c)           3,400,000

Cohasset, Revenue, VRDN

  (Minnesota Power and Light Co. Project)

   3.20% (LOC; ABN Amro Bank N.V.)                                                            1,000,000  (c)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $4,400,000)                                                                                                   4,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%

   (cost $150,820,582)                                                                            99.1%              147,428,407

CASH AND RECEIVABLES (NET)                                                                          .9%                1,405,830

NET ASSETS                                                                                       100.0%              148,834,237

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA            American Capital Access                                 LOC           Letter of Credit
AMBAC          American Municipal Bond Assurance                       MBIA          Municipal Bond Investors Assurance
                  Corporation                                                           Insurance Corporation
COP            Certificate of Participation                            MFHR          Multi-Family Housing Revenue
FGIC           Financial Guaranty Insurance Company                    MFMR          Multi-Family Mortgage Revenue
FHA            Federal Housing Administration                          PCR           Pollution Control Revenue
FNMA           Federal National Mortgage Association                   RRR           Resources Recovery Revenue
FSA            Financial Security Assurance                            SFMR          Single Family Mortgage Revenue
GNMA           Government National Mortgage                            SWDR          Solid Waste Disposal Revenue
                  Association                                          VRDN          Variable Rate Demand Notes
HR             Hospital Revenue

Summary of Combined Ratings

Fitch                      or          Moody's            or           Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                                    Aaa                             AAA                                        40.1
AA                                     Aa                              AA                                         19.5
A                                      A                               A                                          18.8
BBB                                    Baa                             BBB                                        10.5
F1                                     MIG1                            SP1                                         3.0
Not Rated(d)                           Not Rated(d)                    Not Rated(d)                                8.1

                                                                                                                 100.0

A    BONDS WHICH ARE  PREREFUNDED  ARE  COLLATERALIZED  BY U.S.  GOVERNMENT
     SECURITIES  WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

B    INVERSE  FLOATER  SECURITY--THE  INTEREST  RATE IS  SUBJECT  TO CHANGE
     PERIODICALLY

C    SECURITIES  PAYABLE  ON DEMAND.  VARIABLE  INTEREST  RATE--SUBJECT  TO
     PERIODIC CHANGE.

D    SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           150,820,582   147,428,407

Cash                                                                    208,166

Interest receivable                                                   2,469,327

Receivable for investment securities sold                               877,156

Receivable for shares of Beneficial Interest subscribed                   2,850

Prepaid expenses                                                         14,195

                                                                    151,000,101
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            69,992

Due to Distributor                                                       41,221

Payable for investment securities purchased                           1,746,165

Payable for shares of Beneficial Interest redeemed                      293,916

Accrued expenses                                                         14,570

                                                                      2,165,864
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      148,834,237
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     151,795,969

Accumulated net realized gain (loss) on investments                     430,443

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (3,392,175)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      148,834,237

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B                 Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            127,495,595             20,522,275                816,367

Shares Outstanding                                                          8,972,421              1,441,882                 57,372
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.21                  14.23                  14.23

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,777,820

EXPENSES:

Management fee--Note 3(a)                                              434,830

Shareholder servicing costs--Note 3(c)                                 243,640

Distribution fees--Note 3(b)                                            67,076

Registration fees                                                       16,128

Prospectus and shareholders' reports                                    11,573

Custodian fees                                                           9,472

Professional fees                                                        8,393

Loan commitment fees--Note 2                                               306

Miscellaneous                                                            2,149

TOTAL EXPENSES                                                         793,567

INVESTMENT INCOME--NET                                               3,984,253
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (158,312)

Net unrealized appreciation (depreciation) on investments         (11,516,757)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (11,675,069)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (7,690,816)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,984,253            8,002,206

Net realized gain (loss) on investments         (158,312)            1,265,513

Net unrealized appreciation (depreciation)
   on investments                            (11,516,757)           (1,000,899)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (7,690,816)            8,266,820
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,382,753)          (6,587,991)

Class B shares                                  (576,460)          (1,370,327)

Class C shares                                   (25,040)             (43,888)

Net realized gain on investments:

Class A shares                                         --            (303,409)

Class B shares                                         --             (72,456)

Class C shares                                         --              (2,946)

TOTAL DIVIDENDS                               (3,984,253)          (8,381,017)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 11,092,758           15,840,640

Class B shares                                  1,311,724            6,424,682

Class C shares                                     29,684              759,136

Dividends reinvested:

Class A shares                                  2,034,904            4,269,607

Class B shares                                    356,695              925,393

Class C shares                                     18,290               38,489

Cost of shares redeemed:

Class A shares                               (10,203,031)         (11,847,645)

Class B shares                                (8,862,393)          (6,315,442)

Class C shares                                  (567,891)             (31,617)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (4,789,260)           10,063,243

TOTAL INCREASE (DECREASE) IN NET ASSETS      (16,464,329)            9,949,046
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           165,298,566          155,349,520

END OF PERIOD                                 148,834,237          165,298,566

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       749,009            1,027,749

Shares issued for dividends reinvested            138,655              276,384

Shares redeemed                                 (691,909)            (767,790)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     195,755              536,343
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        87,439              414,987

Shares issued for dividends reinvested             24,200               59,803

Shares redeemed                                 (598,258)            (409,838)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (486,619)               64,952
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         1,990               48,848

Shares issued for dividends reinvested              1,241                2,489

Shares redeemed                                  (38,660)              (2,051)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (35,429)               49,286

A DURING THE PERIOD ENDED OCTOBER 31, 1999, 440,598 CLASS B SHARES REPRESENTING $6,538,272 WERE AUTOMATICALLY CONVERTED TO 441,435 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                          October 31, 1999                               Year Ended April 30,
                                                                  -----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)       1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.30       15.30         15.03         14.98          14.90         14.72

Investment Operations:

Investment income--net                                 .38         .78           .82           .82            .82           .83

Net realized and unrealized gain
   (loss) on investments                             (1.09)        .04           .27           .09            .08           .18

Total from Investment Operations                      (.71)        .82          1.09           .91            .90          1.01

Distributions:

Dividends from investment
   income--net                                       (.38)        (.78)         (.82)         (.82)          (.82)         (.83)

Dividends from net realized gain
   on investments                                      --         (.04)           --          (.04)            --            --

Total Distributions                                  (.38)        (.82)         (.82)         (.86)          (.82)         (.83)

Net asset value, end of period                      14.21        15.30         15.30         15.03          14.98         14.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                 (9.30)(b)     5.41          7.36          6.16           6.11          7.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .91(b)        .91           .90           .91            .90           .90

Ratio of net investment income
   to average net assets                            5.13(b)       5.05          5.32          5.42           5.41          5.68

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                         --          --            --            --             --            .01

Portfolio Turnover Rate                             7.11(c)      41.27         13.37         25.82          35.47         51.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     127,496     134,314       126,115       129,031        138,058       145,444

A   EXCLUSIVE OF SALES CHARGE.
B   ANNUALIZED.
C   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                          October 31, 1999                           Year Ended April 30,
                                                                  -----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)       1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.33       15.33         15.06         15.01          14.92         14.74

Investment Operations:

Investment income--net                                 .34         .70           .74           .74            .74           .75

Net realized and unrealized gain
   (loss) on investments                             (1.10)        .04           .27           .09            .09           .18

Total from Investment Operations                      (.76)        .74          1.01           .83            .83           .93

Distributions:

Dividends from investment
   income--net                                       (.34)        (.70)         (.74)         (.74)          (.74)         (.75)

Dividends from net realized gain
   on investments                                      --         (.04)           --          (.04)            --            --

Total Distributions                                  (.34)        (.74)         (.74)         (.78)          (.74)         (.75)

Net asset value, end of period                      14.23        15.33         15.33         15.06          15.01         14.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                 (9.92)(b)     4.86          6.79          5.60           5.62          6.57
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               1.44(b)       1.43          1.42          1.44           1.43          1.44

Ratio of net investment income
   to average net assets                            4.59(b)       4.52          4.79          4.90           4.87          5.13

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                         --           --            --            --             --           .01

Portfolio Turnover Rate                             7.11(c)      41.27         13.37         25.82          35.47         51.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      20,522      29,562        28,568        26,004         25,617        23,217

A   EXCLUSIVE OF SALES CHARGE.
B   ANNUALIZED.
C   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             Six Months Ended
                                                             October 31, 1999                  Year Ended April 30,
                                                                                   -------------------------------------------
CLASS C SHARES                                                     (Unaudited)     1999       1998        1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    15.33     15.33      15.06       15.01        14.96

Investment Operations:

Investment income--net                                                    .32      .65         .69         .70          .50

Net realized and unrealized gain (loss)
   on investments                                                       (1.10)     .04         .27         .09          .05

Total from Investment Operations                                         (.78)     .69         .96         .79          .55

Distributions:

Dividends from investment income--net                                    (.32)    (.65)       (.69)       (.70)        (.50)

Dividends from net realized gain
   on investments                                                          --     (.04)         --        (.04)          --

Total Distributions                                                     (.32)     (.69)       (.69)       (.74)        (.50)

Net asset value, end of period                                         14.23     15.33       15.33       15.06        15.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                   (10.16)(c)  4.53        6.46        5.34         5.15(c)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.73(c)    1.74        1.73        1.67         1.42(c)

Ratio of net investment income to
   average net assets                                                  4.33(c)    4.16        4.40        4.62         4.00(c)

Portfolio Turnover Rate                                                7.11(d)   41.27       13.37       25.82        35.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     816    1,422         667         307          373

A   FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
B   EXCLUSIVE OF SALES CHARGE.
C   ANNUALIZED.
D   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series, including the Minnesota Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of
its    public   bodies   and   municipalities   may   affect   the

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.


Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $238 during the period ended October 31, 1999, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $62,743 and $4,333, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $164,834, $31,372 and $1,444, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $33,608 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The  aggregate amount of purchases and sales of investment securities, excluding
short-term   securities,  during  the  period  October  31,  1999,  amounted  to
$11,036,639 and $24,310,310, respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$3,392,175,   consisting   of   $2,981,053  gross  unrealized  appreciation  and
$6,373,228 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Minnesota Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                              055/618SA9910


================================================================================

Dreyfus Premier State
Municipal Bond Fund,
New Jersey Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value



Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                              New Jersey Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, New Jersey Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, New Jersey Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, New Jersey Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -7.16% total return; its Class B shares provided a -7.41% total return; and its Class C shares provided a -7.50% total return.(1) In comparison, the Lipper New Jersey Municipal Debt Funds category average provided a -5.29% total return(2) for the same period.

We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest-rate environment. The fund' s relative underperformance compared to its benchmark is primarily the result of our longer-than-average duration, which has been difficult to shorten due to a lack of new bond issuance. We have attempted to offset our longer duration with a security selection strategy designed to take advantage of attractive values created by the market's decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and New Jersey tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, because New Jersey issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors in the bond market. Based on that assessment, we select the individual New Jersey tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other New Jersey municipal bond funds.

What other factors influenced the fund's performance?

The fund and the municipal bond marketplace were adversely affected by rising interest rates. When the reporting period began on May 1, 1999, investors were concerned that economic recovery in overseas markets and continued economic strength in the United States might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from New Jersey issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

In a rising interest-rate environment, we have focused primarily on maintaining the fund's average duration. Because a fund's duration naturally extends as interest rates rise and some bonds' prices fall below levels at which issuers might redeem them early, bond funds tend to become more sensitive to the adverse short-term effects of higher interest rates. Accordingly, during the period we attempted to sell some of our longer maturity bonds, including some that were priced at deep discounts to face value. In some cases, these sales also helped us lock in tax losses that may be used to offset any taxable capital gains the fund may produce.

We attempted to reinvest the proceeds from those sales into tax-exempt bonds with defensive characteristics, which we believed had the potential to help us preserve capital and maintain an attractive income stream in a declining market. Although strong economic conditions reduced the issuance of new bonds during the period, we had few problems finding New Jersey bonds in the secondary market. However, there was a relative scarcity of New Jersey bonds with the defensive characteristics we sought, including high yields and strong credit quality.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH 4/30/00, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS


October 31, 1999 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--87.4%                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--85.5%

Camden County Improvement Authority, Revenue

  (Health Care Redevelopment

  Project - Cooper Health System Obligation Group)

   5.875%, 2/15/2015                                                                            100,000                   76,970

East Orange Board of Education COP

   (AGH Leasing Inc) Zero Coupon, 8/1/2017 (Insured; FSA)                                     1,420,000                  496,219

Essex County Improvement Authority

  Utility System Revenue

  (Orange Franchise Acquisition Project)

   5.75%, 7/1/2027 (Insured; MBIA)                                                              500,000                  492,130

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017                                                 500,000                  500,565

New Jersey GO, 5%, 2/1/2014                                                                   1,340,000                1,257,268

New Jersey Economic Development Authority, Revenue

  First Mortgage

    (The Evergreens):

         6%, 10/1/2017                                                                          650,000                  595,296

         6%, 10/1/2022                                                                          700,000                  625,723

      (Fellowship Village) 5.50%, 1/1/2018                                                      450,000                  399,524

   (Educational Testing Service) 4.75%, 5/15/2025

      (Insured; MBIA)                                                                           900,000                  757,503

   Special Facility (Continental Airlines Inc. Project)

      6.25%, 9/15/2019                                                                        1,320,000                1,253,749

   (Transportation Project) 6%, 5/1/2016 (Insured; FSA)                                       1,000,000                1,020,680

   Water Facilities (New Jersey American Water Co. Inc. Project)

      6.50%, 4/1/2022 (Insured; FGIC)                                                           500,000                  514,530

New Jersey Educational Facilities Authority, Revenue:

   (Monmouth University) 5.80%, 7/1/2022                                                        395,000                  374,709

   (Trenton State College) 6%, 7/1/2019 (Insured; AMBAC)                                        500,000                  504,500

New Jersey Health Care Facilities Financing Authority, Revenue:

   (Burdette Tomlin Memorial Hospital) 5.50%, 7/1/2019                                          500,000                  457,040

   (General Hospital Center at Passaic)

      6.75%, 7/1/2019 (Insured; FSA)                                                            550,000                  603,999

   (Palisades Medical Center Obligation Group)

      5.25%, 7/1/2028                                                                           250,000                  216,680

   (Saint Barnabas) Zero Coupon, 7/1/2023 (Insured; MBIA)                                     1,000,000                  236,740

   (Saint Elizabeth Hospital Obligation Group) 6%, 7/1/2020                                     225,000                  206,195

   (Virtua Health Issue) 4.50%, 7/1/2028 (Insured; FSA)                                         250,000                  195,975

New Jersey Highway Authority, Garden State Parkway General

   Revenue 6%, 1/1/2019                                                                         640,000                  657,254

New Jersey Housing and Mortgage Finance Agency,

  Home Buyer Revenue

   6.05%, 10/1/2028 (Insured; MBIA)                                                             500,000                  504,615


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016                                                                              220,000                  235,492

Port Authority of New York and New Jersey:

  Special Obligation Revenue (Special Project)

  (JFK International Air Terminal) 5.75%, 12/1/2022

   (Insured; MBIA)                                                                              335,000                  326,012

South Jersey Transportation Authority, LR

   (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022                                     500,000                  469,515

U.S. RELATED--1.9%

Puerto Rico Housing Bank and Finance Agency, SFMR

   6.25%, 4/1/2029 (Insured GNMA)                                                               290,000                  293,048

TOTAL LONG-TERM INVESTMENTS

   (cost $13,982,889)                                                                                                 13,271,931
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--5.9%
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY;

New Jersey Economic Development Authority, VRDN

  Dock Facility Revenue (Bayonne/Imtt Project)

   (LOC; Bank One Corp.) 3.50%                                                                  300,000  (a)             300,000

New Jersey Economic Development Authority, EDR, VRDN:

   (Dow Chemical - El Dorado Terminal) 3.45%                                                    200,000  (a)             200,000

   (Foreign Trade Zone Project)

      (LOC; Bank of New York) 3.50%                                                             200,000  (a)             200,000

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

   (Versatile Structure Obligation) 3.60%                                                       200,000  (a)             200,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $900,000)                                                                                                       900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $14,882,889)                                                              93.3%               14,171,931

CASH AND RECEIVABLES (NET)                                                                         6.7%                1,017,358

NET ASSETS                                                                                       100.0%               15,189,289

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       GO            General Obligation
                 Corporation                                           LOC           Letter of Credit
COP            Certificate of Participation                            LR            Lease Revenue
EDR            Economic Development Revenue                            MBIA          Municipal Bond Investors Assurance
FGIC           Financial Guaranty Insurance Company                                    Insurance Corporation
FSA            Financial Security Assurance                            SFMR          Single Family Mortgage Revenue
GNMA           Government National Mortgage                            VRDN          Variable Rate Demand Notes
                 Association

Summary of Combined Ratings

Fitch                      or          Moody's          or       Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                                    Aaa                       AAA                                              46.7
AA                                     Aa                        AA                                               12.4
A                                      A                         A                                                 6.4
BBB                                    Baa                       BBB                                              10.2
BB                                     Ba                        BB                                                8.8
B                                      B                         B                                                  .5
F1                                     MIG1/P1                   SP1/A1                                            6.4
Not Rated(b)                           Not Rated(b)              Not Rated(b)                                      8.6

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(C)  AT OCTOBER 31, 1999, THE FUND HAD $3,962,702 (26.1%) OF NET ASSETS INVESTED
     IN SECURITIES  WHOSE  PAYMENT OF PRINCIPAL  AND INTEREST IS DEPENDENT  UPON
     REVENUES GENERATED FROM TRANSPORTATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  14,882,889  14,171,931

Cash                                                                     77,930

Receivable for investment securities sold                               732,349

Interest receivable                                                     198,624

Prepaid expenses                                                         14,186

Due from The Dreyfus Corporation                                          6,596

                                                                     15,201,616
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to Distributor                                                        7,775

Accrued expenses                                                          4,552

                                                                         12,327
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       15,189,289
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      16,064,561

Accumulated net realized gain (loss) on investments                   (164,314)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             (710,958)
--------------------------------------------------------------------------------
NET ASSETS ($)                                                       15,189,289

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                  4,812,511             10,101,895                274,883

Shares Outstanding                                                            403,694                847,696                 23,038
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.92                  11.92                  11.93

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        454,883

EXPENSES:

Management fee--Note 3(a)                                               44,999

Distribution fees--Note 3(b)                                            28,584

Shareholder servicing costs--Note 3(c)                                  31,427

Professional fees                                                       11,717

Registration fees                                                        9,846

Prospectus and shareholders' reports                                     7,840

Custodian fees                                                           1,920

Trustees' fees and expenses--Note 3(d)                                     138

Loan commitment fees--Note 2                                                35

Miscellaneous                                                            5,327

TOTAL EXPENSES                                                         141,833

Less--reduction in management fee due to undertaking--Note 3(a)       (30,996)

NET EXPENSES                                                           110,837

INVESTMENT INCOME--NET                                                 344,046
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (366,888)

Net unrealized appreciation (depreciation) on investments          (1,212,421)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,579,309)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,235,263)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            344,046              642,885

Net realized gain (loss) on investments         (366,888)              231,591

Net unrealized appreciation (depreciation)
   on investments                             (1,212,421)             (73,816)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (1,235,263)              800,660
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (116,347)            (212,301)

Class B shares                                  (221,502)            (424,424)

Class C shares                                    (6,197)              (6,160)

Net realized gain on investments:

Class A shares                                         --             (32,649)

Class B shares                                         --             (72,679)

Class C shares                                         --              (1,052)

TOTAL DIVIDENDS                                 (344,046)            (749,265)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    466,653            1,206,947

Class B shares                                    457,201            2,694,789

Class C shares                                         --              254,987

Dividends reinvested:

Class A shares                                     69,898              155,326

Class B shares                                    141,848              318,957

Class C shares                                      6,060                5,677

Cost of shares redeemed:

Class A shares                                  (412,477)            (648,145)

Class B shares                                (1,067,076)          (1,962,099)

Class C shares                                   (48,716)             (28,097)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             (386,609)            1,998,342

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,965,918)            2,049,737
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            17,155,207           15,105,470

END OF PERIOD                                  15,189,289           17,155,207

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)


                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                        36,589               90,729

Shares issued for dividends reinvested              5,605               11,685

Shares redeemed                                  (32,512)             (49,056)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       9,682               53,358
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        36,374              203,083

Shares issued for dividends reinvested             11,369               24,002

Shares redeemed                                  (85,085)            (147,804)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (37,342)             (79,281)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                            --               19,197

Shares issued for dividends reinvested                484                  428

Shares redeemed                                   (3,948)              (2,111)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (3,464)               17,514

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 539 CLASS B SHARES REPRESENTING $6,854 WERE AUTOMATICALLY CONVERTED TO 539 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                 Six Months         Year                Nine Months           Year
                                                 Ended              Ended               Ended                 Ended
                                                October 31,
                                                       1999        April 30,           April 30,              July 31,
                                                                 ______________                        _________________________
CLASS A SHARES                                  (Unaudited)      1999    1998            1997(a)       1996      1995     1994(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                13.14     13.08   12.63            12.79       12.71       12.58      12.50

Investment Operations:
Investment income--net                                  .29       .57    .61               .42         .59         .71        .18

Net realized and unrealized gain
   (loss) on investments                              (1.22)      .15    .56              (.02)        .08         .13        .08

Total from Investment Operations                      (.93)       .72   1.17               .40         .67         .84        .26

Distributions:

Dividends from investment
   income--net                                        (.29)      (.57)  (.61)             (.42)       (.59)       (.71)      (.18)

Dividends from net realized gain
   on investments                                       --       (.09)  (.11)             (.14)        --           --         --

Total Distributions                                   (.29)      (.66)  (.72)             (.56)       (.59)       (.71)      (.18)

Net asset value, end of period                       11.92      13.14  13.08              12.63      12.79       12.71      12.58
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 (14.20)(d)   5.52  9.48                4.25(d)    5.31        7.01       2.07(e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .98(d)     1.08  1.02                1.20(d)    1.14         .10         --

Ratio of net investment income
   to average net assets                             4.57(d)     4.28  4.73                4.39(d)    4.55        5.60       5.25(d)

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager
   (limited to the expense
   limitation provision of the
   management agreement)                             .38(d)       --   .03                  .10(d)    .08         1.35       2.50(d)

Portfolio Turnover Rate                            71.90(e)     64.4 50.78               110.12(e)  28.14        43.48          --
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,813     5,179  4,454                4,837    5,212       4,981        2,318

(A)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.
(B)  FROM MAY 4, 1994 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1994.
(C)  EXCLUSIVE OF SALES CHARGE.
(D)  ANNUALIZED.
(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 Six Months                               Nine
                                                     Ended                             Months
                                                October 31,         Year Ended           Ended                Year Ended
                                                       1999          April 30,        April 30,                July 31,
                                                                   ______________                       _________________________
CLASS B SHARES                                  (Unaudited)        1999      1998      1997(a)         1996        1995     1994(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                13.14       13.07     12.63     12.79          12.71       12.58     12.50

Investment Operations:
Investment income--net                                  .26         .50       .55       .37            .52         .65       .16

Net realized and unrealized gain
   (loss) on investments                              (1.22)        .16       .55      (.02)           .08         .13        .08

Total from Investment Operations                       (.96)        .66      1.10       .35            .60         .78        .24

Distributions:

Dividends from investment
   income--net                                        (.26)        (.50)     (.55)     (.37)          (.52)       (.65)      (.16)

Dividends from net realized gain
   on investments                                       --         (.09)     (.11)(a)  (.14)           --            --        --

Total Distributions                                   (.26)      (.59)       (.66)     (.51)          (.52)       (.65)      (.16)

Net asset value, end of period                       11.92      13.14       13.07     12.63          12.79       12.71      12.58
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                (14.70)(d)   5.08        8.85      3.74(d)        4.79        6.48       1.94(e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.52(d)     1.58        1.53      1.69(d)        1.63         .61        .50(d)

Ratio of net investment income
   to average net assets                             4.04(d)     3.78        4.20      3.88(d)        4.04        5.00       4.69(d)

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager
   (limited to the expense
   limitation provision of the
   management agreement)                             .38(d)        --         .03       .09(d)         .08        1.29       2.50(d)

Portfolio Turnover Rate                            71.90(e)     64.40       50.78    110.12(e)       28.14       43.48          --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       10,102    11,628      10,533       8,680        8,910       6,852      2,373

(A)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.
(B)  FROM MAY 4, 1994 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1994.
(C)  EXCLUSIVE OF SALES CHARGE.
(D)  ANNUALIZED.
(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Six Months                                      Nine
                                                            Ended                                    Months               Year
                                                      October 31,                                     Ended              Ended
                                                             1999          Year Ended April 30,     April 30,          July 31,
                                                                            ___________________
CLASS C SHARES                                        (Unaudited)            1999       1998         1997(a)            1996(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                      13.15           13.09      12.64           12.78             13.21

Investment Operations:
Investment income--net                                        .24             .46        .50             .35               .32

Net realized and unrealized gain
   (loss) on investments                                    (1.22)            .15        .56              --              (.43)

Total from Investment Operations                             (.98)            .61       1.06             .35              (.11)

Distributions:

Dividends from investment
   income--net                                               (.24)           (.46)      (.50)           (.35)             (.32)

Dividends from net realized gain
   on investments                                             --             (.09)      (.11)           (.14)              --

Total Distributions                                          (.24)           (.55)      (.61)           (.49)             (.32)

Net asset value, end of period                              11.93           13.15      13.09           12.64             12.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                        (14.88)(d)        4.67       8.55            3.72(d)          (1.21)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                        1.73(d)         1.88       1.91            1.97(d)           1.95(d)

Ratio of net investment income
   to average net assets                                     3.83(d)         3.42       3.65            3.62(d)           3.68(d)

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager
   (limited to the expense
   limitation provision of the
   management agreement)                                      .34(d)           --        .06             .76(d)           .02(d)

Portfolio Turnover Rate                                     71.90(e)        64.40      50.78          110.12(e)         28.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                275             349        118                1               6

(A)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.
(B)  FROM DECEMBER 4, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996.
(C)  EXCLUSIVE OF SALES CHARGE.
(D)  ANNUALIZED.
(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series, including the New Jersey Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $362 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from July 29, 1999 to April 30, 2000, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .77 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $30,996 during the period ended October 31, 1999.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $27,370 and $1,214, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $6,365, $13,685 and $405, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $3,658 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $11,412,738 and $13,290,857, respectively.

At October 31, 1999, accumulated net unrealized depreciation on investments was $710,958, consisting of $42,106 gross unrealized appreciation and $753,064 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, New Jersey Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                              380/381SA9910



================================================================================

Dreyfus Premier
State Municipal
Bond Fund,
North Carolina Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value



Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                          North Carolina Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, North Carolina Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series perform during the period?

For the six-month period ended October 31, 1999, the fund produced the following total returns: Class A shares provided a -5.54% total return; Class B shares provided a -5.87% total return; and Class C shares provided a -5.97% total return.(1) In comparison, the Lipper North Carolina Municipal Debt Funds category average provided a -5.14% total return(2) for the same period.

We attribute the modest underperformance of the fund relative to its benchmark to our security selection strategy in a relatively small North Carolina bond market. Although this strategy was designed to help the fund maintain its average duration and preserve capital in a rising interest-rate environment, a scarcity of new bonds limited our investment opportunities.

What is the fund's investment approach?

Our goal is to maximize current income exempt from federal and North Carolina state income tax from a diversified portfolio of municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by North Carolina. Based on that assessment, we select the individual North Carolina tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

While we do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitiv
                                                                    The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ity   to   changes   in   interest   rates   --  in  anticipation  of  temporary
supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other North Carolina municipal bond funds.

What other factors influenced the fund's performance?

The fund and the municipal bond marketplace were adversely affected by rising interest rates over the past six months. When the reporting period began on May 1, 1999, investors were concerned that economic recovery in overseas markets and continued economic strength in the United States might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from North Carolina issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

In a rising interest-rate environment, we have focused primarily on maintaining the fund's average duration within the neutral range. Because a fund's duration naturally extends as interest rates rise, and additionally some bonds' prices fall below levels at which issuers might redeem them early, bond funds tend to become more sensitive to the adverse short-term effects of higher interest rates. Accordingly, during the period we sold some of our longer maturity bonds, including some that were priced at deep discounts to face value. In some cases, these sales also helped us lock in tax losses that may be used to offset any taxable capital gains that the fund may produce.

We attempted to reinvest the proceeds from these sales into tax-exempt bonds with defensive characteristics, which we believed had the potential to help us preserve capital and maintain an attractive income stream in a declining market. Although strong economic conditions reduced the issuance of new bonds during the period, we had few problems finding North Carolina bonds in the secondary market. However, there was a relative scarcity of North Carolina bonds with the defensive characteristics we sought, including high yields and strong credit quality.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NORTH CAROLINA RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.


                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999 (Unaudited)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--87.2%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--65.0%

Buncombe County Metropolitan Sewage District,

  Sewage System Revenue

   6.75%, 7/1/2022 (Prerefunded 7/1/2002)                                                       500,000  (a)             538,775

Charlotte, Special Facilities Revenue

  (Charlotte-Douglas International Airport)

   5.60%, 7/1/2027                                                                            4,000,000                3,256,520

Dare County, Utility System Revenue

   4.75%, 6/1/2024 (Insured; MBIA)                                                              750,000                  623,932

Monroe, Combined Enterprise System Revenue

   4.50%, 3/1/2023                                                                            2,630,000                2,094,453

New Hanover County, HR

  (New Hanover Regional Medical Center Project)

   5.75%, 10/1/2026 (Insured; AMBAC)                                                          3,280,000                3,203,051

New Hanover County Industrial Facilities and

  Pollution Control Financing Authority

   (Occidental Petroleum) 6.50%, 8/1/2014                                                     1,000,000                1,009,370

North Carolina Eastern Municipal Power Agency,

  Power System Revenue:

      5.875%, 1/1/2013                                                                        1,610,000                1,523,044

      6%, 1/1/2013                                                                            2,500,000                2,511,300

      6%, 1/1/2022                                                                            1,000,000                  918,570

North Carolina Educational Assistance Authority,

  Guaranteed Student Loan Revenue

   6.35%, 7/1/2016                                                                            3,875,000                3,904,062

North Carolina Housing Finance Agency:

  Multi-Family Revenue

      5.95%, 7/1/2021 (Insured; FHA)                                                          1,905,000                1,875,415

   Single Family Revenue:

      5.75%, 3/1/2017 (Insured; FHA)                                                          3,000,000                2,951,280

      6.10%, 9/1/2025 (Insured; FHA)                                                            220,000                  222,328

      6.50%, 9/1/2026                                                                         4,125,000                4,223,464

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue:

    (Annie Penn Memorial Hospital  Project)

         7.50%, 8/15/2021                                                                     3,750,000                4,058,287

      (Deerfield Episcopal Hospital):

         6%, 11/1/2019                                                                        1,670,000                1,503,234

         6%, 11/1/2027                                                                        1,330,000                1,164,003

      (Firsthealth of the Carolinas) 4.75%, 10/1/2026                                           400,000                  319,440

      (Halifax Regional Medical Center) 5%, 8/15/2024                                           800,000                  632,104

      (Pitt County Memorial Hospital)

         4.75%, 12/1/2028 (Insured; MBIA)                                                     2,990,000                2,407,249


                                                                                              Principal
LONG TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (CONTINUED)

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue (continued):

    (Wilson Memorial Hospital Project)

         Zero Coupon, 11/1/2016 (Insured; AMBAC)                                              3,055,000                1,106,888

North Carolina Municipal Power Agency Number 1,

  Catawba Electric Revenue:

      5.50%, 1/1/2015 (Insured; MBIA)                                                         4,000,000                3,865,960

      5.75%, 1/1/2015 (Insured; MBIA)                                                         1,590,000                1,556,038

Sampson Area Development Corp.,

  Installment Payment Revenue

   4.75%, 6/1/2024 (Insured; MBIA)                                                            1,000,000                  826,380

Shelby, Combined Enterprise System Revenue

   5.625%, 5/1/2014                                                                           1,000,000                  974,860

University of North Carolina, Multiple Utility Revenues:

   Zero Coupon, 8/1/2018                                                                      2,500,000                  815,950

      4.50%, 10/1/2018                                                                        1,500,000                1,231,965

      4.50%, 10/1/2023                                                                        1,580,000                1,254,725

University of North Carolina Hospitals at Chapel Hill, Revenue

   5%, 2/15/2024 (Insured; AMBAC)                                                             1,000,000                  864,300

Wake County, Hospital System Revenue

   Zero Coupon, 10/1/2010 (Insured; MBIA)                                                     2,200,000                1,211,188

U.S. RELATED--22.2%

Guam Airport Authority, Airport and Marina Revenue

   6.70%, 10/1/2023                                                                           2,000,000                2,096,660

Guam Power Authority, Electric Power and Light Revenues

   6.30%, 10/1/2022                                                                           2,000,000                2,153,440

Commonwealth of Puerto Rico

   6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                       600,000  (a)             648,018

Commonwealth of Puerto Rico

  Infrastructure Financing Authority

   6.495%, 7/1/2015 (Insured; AMBAC)                                                          1,940,000  (b)           1,651,212

Puerto Rico Ports Authority, Special Facilities Revenue

  (American Airlines):

      6.30%, 6/1/2023 (Guaranteed; AMR Corp.)                                                 1,000,000                1,006,000

      6.25%, 6/1/2026 (Guaranteed; AMR Corp.)                                                 2,950,000                2,964,190

Virgin Islands Territory, Hugo Insurance Claims Fund Program

   7.75%, 7/1/2011                                                                            1,160,000                1,234,170

Virgin Islands Public Finance Authority, Revenues

   Matching Fund Loan Notes 7.25%, 10/1/2018                                                  4,000,000                4,408,120

Virgin Islands Water and Power Authority,

   Electric System Revenue 7.40%, 7/1/2011                                                    1,690,000                1,791,823

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $72,979,663)                                                                                                 70,601,768

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--12.7%                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--9.0%

North Carolina Medical Care Commission, HR, VRDN:

  (Carol Woods Project)

      3.25% (LOC; Bank of America)                                                            3,000,000  (c)           3,000,000

   (Pooled Financing Project)

      3.25% (LOC; First Union National Bank)                                                  1,100,000  (c)           1,100,000

Wake County Industrial Facilities and

  Pollution Control Financing Authority,

  Revenue, VRDN (Carolina Power and Light Co. Project)

   3.10% (LOC; First Union National Bank)                                                     3,200,000  (c)           3,200,000

U.S. RELATED--3.7%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue, VRDN 3.10%

   (Insured; AMBAC, SBPA; Bank of Nova Scotia )                                               3,000,000  (c)           3,000,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $10,300,000)                                                                                                 10,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $83,279,663)                                                              99.9%               80,901,768

CASH AND RECEIVABLES (NET)                                                                          .1%                   94,890

NET ASSETS                                                                                       100.0%               80,996,658


Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       MBIA          Municipal Bond Investors Assurance
                  Corporation                                                           Insurance Corporation
FHA            Federal Housing Administration                          SBPA          Standby Bond Purchase Agreement
HR             Hospital Revenue                                        VRDN          Variable Rate Demand Notes
LOC            Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch                      or          Moody's          or       Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                                    Aaa                       AAA                                              34.6
AA                                     Aa                        AA                                               12.9
A                                      A                         A                                                 6.8
BBB                                    Baa                       BBB                                              22.1
F1                                     MIG1                      SP1                                              12.7
Not Rated(d)                           Not Rated(d)              Not Rated(d)                                     10.9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE  FLOATER  SECURITY  -- THE  INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  83,279,663  80,901,768

Cash                                                                  1,410,854

Receivable for investment securities sold                             1,346,020

Interest receivable                                                   1,141,340

Receivable for shares of Beneficial Interest subscribed                 248,521

Prepaid expenses                                                         13,613

                                                                     85,062,116
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            37,951

Due to Distributor                                                       28,354

Payable for investment securities purchased                           3,895,736

Payable for shares of Beneficial Interest redeemed                       93,700

Accrued expenses                                                          9,717

                                                                      4,065,458
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       80,996,658
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      83,472,026

Accumulated net realized gain (loss) on investments                    (97,473)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (2,377,895)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      80,996,658

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             55,215,840             25,292,225                488,593

Shares Outstanding                                                          4,295,192              1,969,123                 38,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.86                  12.84                  12.86

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)


INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,463,071

EXPENSES:

Management fee--Note 3(a)                                              233,886

Shareholder servicing costs--Note 3(c)                                 139,206

Distribution fees--Note 3(b)                                            78,505

Registration fees                                                       14,910

Professional fees                                                       12,428

Custodian fees                                                           4,258

Prospectus and shareholders' reports                                     2,808

Trustees' fees and expenses--Note 3(d)                                     528

Loan commitment fees--Note 2                                               163

Miscellaneous                                                            5,245

TOTAL EXPENSES                                                         491,937

INVESTMENT INCOME--NET                                               1,971,134
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (268,854)

Net unrealized appreciation (depreciation) on investments          (6,680,487)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (6,949,341)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,978,207)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,971,134            3,869,834

Net realized gain (loss) on investments         (268,854)              908,096

Net unrealized appreciation (depreciation)
   on investments                             (6,680,487)             (152,616)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (4,978,207)            4,625,314
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,302,984)          (1,969,580)

Class B shares                                  (658,478)          (1,894,185)

Class C shares                                    (9,672)              (6,069)

Net realized gain on investments:

Class A shares                                         --            (212,660)

Class B shares                                         --            (248,449)

Class C shares                                         --                (540)

TOTAL DIVIDENDS                               (1,971,134)          (4,331,483)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 14,536,538            9,826,910

Class B shares                                  2,581,627            6,026,320

Class C shares                                    255,368              415,737

Dividends reinvested:

Class A shares                                    691,362            1,147,257

Class B shares                                    381,171            1,337,827

Class C shares                                      3,700                2,035

Cost of shares redeemed:

Class A shares                                (3,407,601)          (4,905,844)

Class B shares                               (14,693,923)         (13,287,728)

Class C shares                                  (164,859)             (25,569)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              183,383              536,945

TOTAL INCREASE (DECREASE) IN NET ASSETS       (6,765,958)             830,776
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            87,762,616           86,931,840

END OF PERIOD                                  80,996,658           87,762,616

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,071,445              701,323

Shares issued for dividends reinvested             51,996               81,450

Shares redeemed                                 (253,319)            (348,339)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     870,122              434,434
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       189,249              428,998

Shares issued for dividends reinvested             28,594               95,019

Shares redeemed                               (1,084,315)            (947,962)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (866,472)            (423,945)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        19,071               29,569

Shares issued for dividends reinvested                278                  145

Shares redeemed                                  (12,429)               (1,805)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,920               27,909

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 933,181 CLASS B SHARES REPRESENTING $12,665,399 WERE AUTOMATICALLY CONVERTED TO 932,724 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 1999                                 Year Ended April 30,
                                                                     ---------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)          1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.95          13.91        13.23         12.91          12.72         12.73

Investment Operations:

Investment income--net                                 .32            .66          .67           .67            .67           .70

Net realized and unrealized gain
   (loss) on investments                             (1.09)           .11          .68           .32            .19          (.01)

Total from Investment Operations                     (.77)            .77         1.35           .99            .86           .69

Distributions:

Dividends from investment
   income--net                                       (.32)           (.66)        (.67)         (.67)          (.67)         (.70)

Dividends from net realized gain
   on investments                                      --            (.07)          --            --             --            --

Total Distributions                                  (.32)           (.73)        (.67)         (.67)          (.67)         (.70)

Net asset value, end of period                      12.86           13.95        13.91         13.23          12.91         12.72
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                (10.99)(b)        5.63        10.39          7.81           6.79          5.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .96(b)          .94          .87           1.04            .98           .65

Ratio of net investment income
   to average net assets                            4.84(b)         4.68         4.89           5.10           5.11          5.63

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                         --             --          --             --             .02           .31

Portfolio Turnover Rate                            10.38(c)        41.15        32.28          44.91          47.15         12.02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     55,216         47,794       41,592         42,130         47,042        50,205

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 1999                                Year Ended April 30,
                                                                  ---------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)      1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.94      13.90        13.22         12.90          12.71         12.72

Investment Operations:

Investment income--net                                 .29        .59          .60           .60            .60           .64

Net realized and unrealized gain
   (loss) on investments                             (1.10)       .11          .68           .32            .19          (.01)

Total from Investment Operations                      (.81)       .70         1.28           .92            .79           .63

Distributions:

Dividends from investment
   income--net                                        (.29)      (.59)        (.60)         (.60)         (.60)         (.64)

Dividends from net realized gain
   on investments                                      --          (.07)        --            --           --             --

Total Distributions                                  (.29)         (.66)      (.60)         (.60)         (.60)         (.64)

Net asset value, end of period                      12.84         13.94      13.90         13.22         12.90         12.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                (11.64)(b)      5.10       9.84          7.27          6.25          5.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               1.49(b)        1.44       1.38          1.54          1.49          1.18

Ratio of net investment income
   to average net assets                            4.29(b)        4.16       4.39          4.59          4.59          5.08

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                         --            --         --            --           .02           .30

Portfolio Turnover Rate                            10.38(c)       41.15      32.28         44.91         47.15         12.02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     25,292        39,535     45,296        43,979        42,668        42,310

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             Six Months Ended
                                                             October 31, 1999                  Year Ended April 30,
                                                                                   -------------------------------------------
CLASS C SHARES                                                     (Unaudited)     1999       1998         1997      1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of period                                    13.96     13.90      13.22       12.90        12.76

Investment Operations:

Investment income--net                                                    .27       .56        .57         .57          .40

Net realized and unrealized gain (loss)
   on investments                                                       (1.10)      .13        .68         .32          .14

Total from Investment Operations                                         (.83)      .69       1.25         .89          .54

Distributions:

Dividends from investment income--net                                    (.27)     (.56)      (.57)       (.57)        (.40)

Dividends from net realized gain
   on investments                                                          --      (.07)        --          --           --

Total Distributions                                                     (.27)      (.63)      (.57)       (.57)        (.40)

Net asset value, end of period                                         12.86      13.96      13.90       13.22         12.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                (11.84)(c)      5.02       9.58        7.00          5.92(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.68(c)      1.63       1.62        1.77          1.73(c)

Ratio of net investment income to
   average net assets                                                 4.06(c)      3.83       4.08        4.31          4.31(c)

Portfolio Turnover Rate                                              10.38(d)     41.15      32.28       44.91          47.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1000)                                     489        434         44          11              1

(A)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
(B)  EXCLUSIVE OF SALES CHARGE.
(C)  ANNUALIZED.
(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the North Carolina Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are val

                                                                   The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,585 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $26 during the period ended October 31, 1999, from commissions earned on sales of the fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing the fund' s Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $76,718 and $1,787, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $67,357, $38,359 and $596, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $22,692 pursuant to the transfer agency agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $8,353,219 and $16,658,296, respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$2,377,895,   consisting   of   $1,430,683  gross  unrealized  appreciation  and
$3,808,578 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, North Carolina Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 1999 Dreyfus Service Corporation                              065/624SA9910


================================================================================

Dreyfus Premier State Municipal Bond Fund
Ohio Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                    Ohio Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Ohio Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares produced a -4.52% total return; its Class B shares produced a -4.76% total return; and its Class C shares produced a -4.88% total return.(1) In comparison, the Lipper Ohio Municipal Debt Funds category average produced a -4.73% total return(2) for the same period.

We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest-rate environment. The modest relative outperformance of the fund's Class A shares compared to its benchmark is primarily the result of our security selection strategy in a relatively small Ohio bond market.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Ohio tax-exempt income as is practical from a diversified portfolio of longer term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued in Ohio. Based on that assessment, we select the individual Ohio tax-exempt bonds that we believe are most likely to provide the highest returns with the least amount of risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued
                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Ohio municipal bond funds.

What other factors influenced the fund's performance?

The fund and the municipal bond marketplace were adversely affected by rising interest rates. When the reporting period began on May 1, 1999, investors were concerned that economic recovery in overseas markets and continued economic strength in the United States might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Ohio issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

In a rising interest-rate environment, we have focused primarily on maintaining the fund's average duration toward the short end of the neutral range. Because a fund' s duration naturally extends as interest rates rise and some bonds' prices fall below levels at which issuers might redeem them early, bond funds tend to become more sensitive to the adverse short-term effects of higher interest rates. Accordingly, during the period, we sold some of our longer maturity bonds, including some that were priced at deep discounts to face value. In some cases, these sales also helped us lock in tax losses that may be used to offset any taxable capital gains the portfolio may produce.

We attempted to reinvest the proceeds from those sales into tax-exempt bonds with defensive characteristics, which we believed had the potential to help us preserve capital and maintain an attractive income stream in a declining market. Although strong economic conditions reduced the issuance of new bonds during the period, we had few problems finding Ohio bonds in the secondary market. However, there was a relative scarcity of Ohio bonds with the defensive characteristics we sought, including high yields and strong credit quality.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-OHIO RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 1999 (Unaudited)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.1%                                                      Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Akron:

   6%, 12/1/2012                                                                              1,380,000                1,448,310

   Pension Revenue 4.75%, 12/1/2023 (Insured; AMBAC)                                          1,330,000                1,111,401

   Sewer Systems Revenue

      5.875%, 12/1/2016 (Insured; MBIA)                                                       1,200,000                1,206,060

Akron-Wilbeth Housing Development Corp., First Mortgage

   Revenue 7.90%, 8/1/2003 (Insured; FHA)                                                     1,295,000                1,414,775

Allen County, Industrial First Mortgage Revenue

   6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)                                               1,280,000                1,304,998

City of Barberton, Hospital Facilities Revenue

  (The Barberton Citizens Hospital Co. Project)

   7.25%, 1/1/2012 (Prerefunded 1/1/2002)                                                     2,400,000  (a)           2,577,720

Board of Education of the Cleveland City School District

   8%, 12/1/2001                                                                              1,080,000                1,126,267

Butler County, Hospital Facilities Improvement Revenue

   (Fort Hamilton Hughes Group) 7.25%, 1/1/2001                                               1,775,000                1,782,064

City of Cambridge, HR (Guernsey Memorial Hospital Project)

   8%, 12/1/2006                                                                              2,000,000                2,112,820

Clermont County, Hospital Facilities Revenue

  (Mercy Health Systems):

      5.625%, 9/1/2016 (Insured; AMBAC)                                                       4,250,000                4,079,958

      7.50%, 9/1/2019

         (Prerefunded 9/1/2001) (Insured; AMBAC)                                                180,000  (a)             190,244

City of Cleveland:

  Airport Special Revenue (Continental Airlines Inc. Project)

      5.375%, 9/15/2027                                                                       5,000,000                4,162,800

   COP:

      (Motor Vehicle, Motorized and Communication Equipment)

         7.10%, 7/1/2002                                                                      1,185,000                1,211,165

      (Stadium Project)

         5.25%, 11/15/2022 (Insured; AMBAC)                                                   9,100,000                8,227,219

   Parking Facility Improvement Revenue

      8%, 9/15/2012 (Prerefunded 9/15/2002)                                                   5,000,000  (a)           5,555,750

   Waterworks Revenue 5.50%, 1/1/2021 (Insured; MBIA)                                         8,000,000                7,685,280

Cleveland-Cuyahoga County Port Authority, Revenue:

   (Capital Improvements Project) 5.375%, 5/15/2019                                           1,000,000                  869,000

   (Port of Cleveland) 5.375%, 5/15/2018                                                      2,860,000                2,481,393

   (Rock & Roll Hall of Fame)

      5.40%, 12/1/2015 (Insured; AMBAC)                                                       2,540,000                2,428,113

Cleveland Public Power System, Revenue

   5.833%, 11/15/2018                                                                         5,000,000  (b)           4,011,300


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Cuyahoga County:

  HR:

    Improvement:

         (MetroHealth Systems Project) 6.125%, 2/15/2024                                      4,845,000                4,724,989

         (University Hospitals Health)

            5.625%, 1/15/2015 (Insured; MBIA)                                                 3,695,000                3,573,730

      (Meridia Health Systems)

         7%, 8/15/2023 (Prerefunded 8/15/2001)                                                1,750,000  (a)           1,866,970

   Jail Facilities 7%, 10/1/2013 (Prerefunded 10/1/2001)                                      6,125,000  (a)           6,547,257

Delaware County, Sewer Disposal Improvement

   4.75%, 12/1/2024 (Insured; MBIA)                                                           1,000,000                  833,800

Eaton, IDR (Baxter International Inc. Project)

   6.50%, 12/1/2012                                                                           1,500,000                1,554,615

Euclid City School District, Improvement

   7.10%, 12/1/2011 (Prerefunded 12/1/2001)                                                   1,000,000  (a)           1,075,730

Village of Evendale, IDR (Ashland Oil Inc. Project)

   6.90%, 11/1/2010                                                                           2,000,000                2,073,720

Fairfield City School District,

  School Improvement Unlimited Tax:

      7.20%, 12/1/2011 (Insured; FGIC)                                                        1,000,000                1,130,750

      7.20%, 12/1/2012 (Insured; FGIC)                                                        1,250,000                1,410,412

      6.10%, 12/1/2015 (Insured; FGIC)                                                        2,000,000                2,040,440

      6%, 12/1/2020 (Insured; FGIC)                                                           2,000,000                2,013,540

Findlay 5.875%, 7/1/2017                                                                      2,000,000                2,021,460

Franklin County:

  Health Care Facilities Revenue, Improvement

    (Friendship Village of Columbus)

      5.375%, 8/15/2028 (Insured; ACA)                                                        5,000,000                4,458,050

   HR:

      (Children's Hospital Project):

         6.60%, 5/1/2013                                                                      4,000,000                4,275,040

         5%, 5/1/2018                                                                         2,610,000                2,282,341

         5.20%, 5/1/2029 (Insured; MBIA)                                                      2,700,000                2,360,340

   Holy Cross Health Systems Corp.:

      (Mount Carmel Health) 6.75%, 6/1/2019

         (Insured; MBIA) (Prerefunded 6/1/2002)                                               2,500,000  (a)           2,687,150

      Improvement 5.80%, 6/1/2016                                                             2,000,000                1,961,300

   Improvement (Worthington Christian Village Congregate

      Care Project):

         10.25%, 8/1/2015                                                                       660,000                  703,481

         7.80%, 2/1/2017 (Insured; FHA)                                                       5,690,000                5,966,306

                                                                                                                    The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Gahanna-Jefferson Public Schools 4.75%, 12/1/2021                                             1,325,000                1,110,310

Gallia County Local School District 7.375%, 12/1/2004                                           570,000                  634,564

Greater Cleveland Gateway Economic Development Corp.:

  Senior Lien Excise Tax Revenue

      6.875%, 9/1/2005 (Insured; FSA)                                                         1,500,000                1,577,040

   Stadium Revenue 7.50%, 9/1/2005                                                            5,675,000                5,989,906

Greater Cleveland Regional Transit Authority

   5.65%, 12/1/2016 (Insured; FGIC)                                                           5,445,000                5,747,197

Hamilton County:

  Hospital Facilities Improvement Revenue

      Improvement (Deaconess Hospital) 7%, 1/1/2012                                           2,570,000                2,709,114

   Mortgage Revenue (Judson Care Center) 7.80%, 8/1/2019

      (Prerefunded 8/1/2000) (Insured; FHA, LOC; Citibank)                                    3,970,000  (a)           4,132,055

Hilliard School District, School Improvement:

   Zero Coupon, 12/1/2013 (Insured; FGIC)                                                     1,655,000                  741,572

   Zero Coupon, 12/1/2014 (Insured; FGIC)                                                     1,655,000                  690,300

Jefferson County (County Jail Construction)

   5.75%, 12/1/2019 (Insured; FSA)                                                            6,655,000                6,611,543

Kent State University, University Revenue

   5.50%, 5/1/2017 (Insured; MBIA)                                                            1,000,000                  962,500

Kirtland Local School District 7.50%, 12/1/2009                                                 760,000                  777,229

Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007                                     1,000,000                1,208,660

Lakota Local School District 6.125%, 12/1/2017

   (Insured; AMBAC) (Prerefunded 12/1/2005)                                                   1,075,000  (a)           1,153,185

Lorain County, HR (Catholic Healthcare Partners):

   5.625%, 9/1/2016 (Insured; MBIA)                                                           2,625,000                2,522,678

   5.625%, 9/1/2017 (Insured; MBIA)                                                           3,350,000                3,207,960

Lowellville, Sanitary Sewer Systems Revenue

  (Browning-Ferris Industries Inc.)

   7.25%, 6/1/2006                                                                            1,000,000                1,006,470

Lucas County, HR (Promedia Healthcare Obligation Group)

   5.375%, 11/15/2023 (Insured; AMBAC)                                                        1,510,000                1,379,007

Mahoning County, Health Care Facilities Revenue

  (Youngstown Osteopathic Hospital Project)

   7.60%, 8/1/2010 (LOC; Marine Midland Bank)                                                 3,775,000                3,897,536

Marion County, Health Care Facilities Revenue, Improvement

   (United Church Homes Inc.) 6.375%, 11/15/2010                                              3,000,000                2,947,530

Montgomery County, Limited General Obligation and

   Sewer Revenue 5.60%, 12/1/2016                                                             1,380,000                1,355,381

Moraine, SWDR (General Motors Corp. Project):

   6.75%, 7/1/2014                                                                            5,000,000                5,339,200

   5.65%, 7/1/2024                                                                            3,800,000                3,608,480


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Middleburg Heights 4.375%, 12/1/2018                                                          5,725,000                4,625,457

North Royalton City School District

   6.10%, 12/1/2019 (Insured; MBIA)                                                           2,500,000                2,551,075

State of Ohio:

  Economic Development Revenue:

    Ohio Enterprise Bond Fund (VSM Corp. Project)

         7.375%, 12/1/2011                                                                      885,000                  927,604

      (Sponge Inc. Project) 8.375%, 6/1/2014                                                  1,465,000                1,519,337

   Environmental Improvement Revenue

      (USX Corp. Project) 5.625%, 5/1/2029                                                    1,000,000                  878,570

   PCR (Standard Oil Co. Project) 6.75%, 12/1/2015

      (Guaranteed; British Petroleum Co. P.L.C.)                                              2,700,000                2,958,336

Ohio Air Quality Development Authority, PCR:

  (Cleveland Electric Illuminating Co. Project)

      6.85%, 7/1/2023                                                                         5,250,000                5,298,090

   (Ohio Edison) 7.45%, 3/1/2016 (Insured; FGIC)                                              3,500,000                3,604,230

Ohio Building Authority, State Facilities

  (Juvenile Correctional Projects)

   6.60%, 10/1/2014 (Insured; AMBAC)                                                          1,660,000                1,829,287

Ohio Higher Educational Facility Commission, Revenue

  (Higher Educational Facility-Oberlin College)

   5%, 10/1/2029                                                                              2,800,000               2,397,304

Ohio Housing Finance Agency, SFMR

  (GNMA Mortgage Backed Securities Program)

   Zero Coupon, 9/1/2021                                                                      7,745,000               1,428,565

Ohio Turnpike Commission, Turnpike Revenue,

  Highway Improvements:

      4.50%, 2/15/2024 (Insured; FGIC)                                                        4,650,000                3,671,221

      5.75%, 2/15/2024 (Prerefunded 2/15/2004)                                                6,100,000  (a)           6,464,292

      4.75%, 2/15/2028 (Insured; FGIC)                                                        2,600,000                2,121,990

Ohio Water Development Authority, Revenue:

   (Fresh Water) 5.90%, 12/1/2015 (Insured; AMBAC)                                            4,650,000                4,693,571

   Pollution Control Facilities

      (Ohio Edison) 8.10%, 10/1/2023                                                          3,700,000                3,786,913

   (Toledo Edison Project) 7.55%, 6/1/2023                                                    2,000,000                2,046,300

Ottawa County, Sanitary Sewer Systems Special Assessment

  (Portage-Catawba Island Sewer Project)

   7%, 9/1/2011 (Insured; AMBAC) (Prerefunded 9/1/2001)                                       1,000,000  (a)           1,068,520

Parma, Hospital Improvement Revenue

  (Parma Community General Hospital Association)

   5.375%, 11/1/2029                                                                          4,000,000                3,427,880

Portage County, HR (Robinson Memorial Hospital)

   5.75%, 11/15/2019 (Insured; AMBAC)                                                         2,000,000                1,927,420

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Shelby County, Hospital Facilities Revenue, Improvement

  (The Shelby County Memorial Hospital Association)

   7.70%, 9/1/2018                                                                            2,500,000                2,746,725

South Euclid, Recreation Facilities

   7%, 12/1/2011 (Prerefunded 12/1/2001)                                                      2,285,000  (a)           2,456,078

South-Western City School District

  (Franklin and Pickway Counties) School Building Construction

   4.75%, 12/1/2026 (Insured; AMBAC)                                                          3,730,000                3,055,803

Southwest Regional Water District, Water Revenue:

   6%, 12/1/2015 (Insured; MBIA)                                                              1,600,000                1,620,608

   6%, 12/1/2020 (Insured; MBIA)                                                              1,250,000                1,257,438

Springboro, Water System Revenue

   4.75%, 12/1/2023 (Insured; AMBAC)                                                          2,600,000                2,158,338

Student Loan Funding Corp.,

   Student Loan Revenue 7.20%, 8/1/2003                                                         405,000                  410,010

Toledo 5.625%, 12/1/2011 (Insured; AMBAC)                                                     1,000,000                1,022,060

University of Cincinnati, University and College Revenue, COP

   6.75%, 12/1/2009 (Prerefunded 12/1/2001) (Insured; MBIA)                                     750,000  (a)             802,133

Warren:

   7.75%, 11/1/2010 (Prerefunded 11/1/2000)                                                   2,785,000  (a)           2,944,943

   Waterworks Revenue 5.50%, 11/1/2015 (Insured; FGIC)                                        1,450,000                1,417,578

Wauseon Exempted Village School District, School Improvement

   5.50%, 12/1/2022 (Insured; MBIA)                                                           1,900,000                1,803,575

Westerville, Improvement 4.50%, 12/1/2018                                                     4,650,000                3,842,621

West Holmes Local School District

   5.375%, 12/1/2023 (Insured; MBIA)                                                          1,860,000                1,729,540

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $257,682,602)                                                                                               254,350,887


                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--3.9%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Cuyahoga County, HR, VRDN (The Cleveland Clinic)

   3.20% (SBPA; Bank of America)                                                              1,200,000  (c)           1,200,000

Montgomery County, Revenue, VRDN (Miami Valley Hospital)

   3.15% (SBPA; National City Bank)                                                           1,000,000  (c)           1,000,000

Ohio Air Quality Development Authority, Revenue, VRDN

  (Cincinnati Gas and Electric)

   3.20% (LOC; ABN Amro Bank)                                                                 2,100,000  (c)           2,100,000

State of Ohio, PCR, VRDN (Sohio Air Project) 3.20%                                              400,000  (c)             400,000

Twinsburg, IDR, VRDN (United Stationers Supply Co.)

   3.30% (LOC; PNC Bank)                                                                      5,900,000  (c)           5,900,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $10,600,000)                                                                                                 10,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $268,282,602)                                                             98.0%              264,950,887

CASH AND RECEIVABLES (NET)                                                                         2.0%                5,386,770

NET ASSETS                                                                                       100.0%              270,337,657

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA            American Capital Access                               LOC          Letter of Credit
AMBAC          American Municipal Bond                               MBIA         Municipal Bond Investors Assurance
                  Assurance Corporation                                              Insurance Corporation
COP            Certificate of Participation                          PCR          Pollution Control Revenue
FGIC           Financial Guaranty Insurance Company                  SBPA         Standby Bond Purchase Agreement
FHA            Federal Housing Administration                        SFMR         Single Family Mortgage Revenue
FSA            Financial Security Assurance                          SWDR         Solid Waste Disposal Revenue
GNMA           Government National Mortgage                          VRDN         Variable Rate Demand Notes
                  Association
HR             Hospital Revenue
IDR            Industrial Development Revenue

Summary of Combined Ratings

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              44.8
AA                               Aa                              AA                                               13.2
A                                A                               A                                                16.4
BBB                              Baa                             BBB                                               9.8
BB                               Ba                              BB                                                5.2
F1                               Mig1                            SP1                                               4.0
Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     6.6

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           268,282,602    264,950,887

Cash                                                                    465,526

Interest receivable                                                   5,176,544

Receivable for shares of Beneficial Interest subscribed                 407,207

Receivable for investment securities sold                                97,313

Prepaid expenses                                                         11,933

                                                                    271,109,410
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           127,063

Due to Distributor                                                       79,550

Payable for shares of Beneficial Interest redeemed                      521,183

Accrued expenses                                                         43,957

                                                                        771,753
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      270,337,657
--------------------------------------------------------------------------------

COMPOSTION OF NET ASSETS ($):

Paid-in capital                                                     274,551,257

Accumulated net realized gain (loss) on investments                   (881,885)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           (3,331,715)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     270,337,657

NET ASSET VALUE PER SHARE


                                                                              Class A         Class B       Class C
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                            221,055,825      46,727,300      2,554,532

Shares Outstanding                                                         18,553,720       3,920,915        214,150
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.91           11.92          11.93

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,592,883

EXPENSES:

Management fee--Note 3(a)                                              783,521

Shareholder servicing costs--Note 3(c)                                 438,000

Distribution fees--Note 3(b)                                           135,366

Registration fees                                                       15,886

Custodian fees                                                          14,314

Prospectus and shareholders' reports                                    10,353

Professional fees                                                        9,723

Trustees' fees and expenses--Note 3(d)                                   1,725

Loan commitment fees--Note 2                                               556

Miscellaneous                                                           11,916

TOTAL EXPENSES                                                       1,421,360

INVESTMENT INCOME--NET                                               7,171,523
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,282,606)

Net unrealized appreciation (depreciation) on investments          (19,061,263)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (20,343,869)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (13,172,346)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,171,523           14,414,062

Net realized gain (loss) on investments       (1,282,606)            2,281,303

Net unrealized appreciation (depreciation)

   on investments                            (19,061,263)             (767,158)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                 (13,172,346)           15,928,207
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (5,951,054)         (11,917,210)

Class B shares                                (1,172,298)          (2,449,931)

Class C shares                                   (48,171)             (46,921)

Net realized gain on investments:

Class A shares                                       --            (2,494,992)

Class B shares                                       --              (594,108)

Class C shares                                       --               (11,846)

TOTAL DIVIDENDS                               (7,171,523)         (17,515,008)
--------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 14,903,348          17,942,916

Class B shares                                  5,525,722          12,817,223

Class C shares                                    953,388           1,297,795

Dividends reinvested:

Class A shares                                  3,735,904           9,379,044

Class B shares                                    795,502           2,144,631

Class C shares                                     34,998              49,513

Cost of shares redeemed:

Class A shares                               (18,054,261)         (26,701,239)

Class B shares                               (10,894,473)         (10,126,784)

Class C shares                                   (68,238)            (115,318)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL

   INTEREST TRANSACTIONS                      (3,068,110)           6,687,781

TOTAL INCREASE (DECREASE) IN NET ASSETS      (23,411,979)           5,100,980
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           293,749,636          288,648,656

END OF PERIOD                                 270,337,657          293,749,636

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     1,201,409            1,387,167

Shares issued for dividends reinvested            304,005              723,830

Shares redeemed                               (1,468,228)          (2,065,623)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      37,186               45,374
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       446,124              988,648

Shares issued for dividends reinvested             64,659              165,437

Shares redeemed                                 (879,377)            (785,050)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (368,594)              369,035
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        77,060              100,043

Shares issued for dividends reinvested              2,851                3,821

Shares redeemed                                   (5,671)              (8,879)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      74,240               94,985

A DURING THE PERIOD ENDED OCTOBER 31, 1999, 582,867 CLASS B SHARES REPRESENTING $7,248,948 WERE AUTOMATICALLY CONVERTED TO 583,323 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rates) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                         October 31, 1999                               Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)          1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                               12.80         12.86        12.65         12.58          12.62         12.70

Investment Operations:

Investment income--net                                 .32           .65          .67           .69            .71           .73

Net realized and unrealized

   gain (loss) on investments                         (.89)          .08          .34           .17            .14          (.05)

Total from Investment Operations                      (.57)          .73         1.01           .86            .85           .68

Distributions:

Dividends from investment

   income--net                                        (.32)         (.65)        (.67)         (.69)          (.71)         (.73)

Dividends from net realized

   gain on investments                                 --           (.14)        (.13)         (.10)          (.18)         (.03)

Total Distributions                                  (.32)          (.79)        (.80)         (.79)          (.89)         (.76)

Net asset value, end of period                      11.91          12.80        12.86         12.65          12.58         12.62
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                (8.97)(b)       5.72         8.09          6.91           6.77          5.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                        .90(b)          .91          .90           .91            .89           .92

Ratio of net investment income

   to average net assets                            5.13(b)         5.00         5.17          5.40           5.49          5.84

Decrease reflected in above

  expense ratios due to

   undertakings by the Manager                         --            --           --             --             --           .01

Portfolio Turnover Rate                           17.92(c)         40.36        24.73         29.65          43.90         39.53
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period

   ($ X 1,000)                                    221,056        237,027      237,618       242,572        257,639       273,225

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                         October 31, 1999                              Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)          1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                               12.81         12.87        12.65         12.59          12.63         12.71

Investment Operations:

Investment income--net                                 .29           .58          .60           .62            .64           .66

Net realized and unrealized

   gain (loss) on investments                         (.89)          .08          .35           .16            .14          (.05)

Total from Investment Operations                      (.60)          .66          .95           .78            .78           .61

Distributions:

Dividends from investment

   income--net                                       (.29)          (.58)        (.60)         (.62)         (.64)          (.66)

Dividends from net realized

   gain on investments                                --            (.14)        (.13)         (.10)         (.18)          (.03)

Total Distributions                                  (.29)         (.72)         (.73)          (.72)         (.82)         (.69)

Net asset value, end of period                      11.92         12.81         12.87          12.65         12.59         12.63
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) A                                  (9.44)(b)      5.17          7.62           6.27          6.19          5.06
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                        1.41(b)       1.42          1.41           1.42          1.42          1.44

Ratio of net investment income

   to average net assets                             4.61(b)       4.47          4.65           4.87          4.94          5.29

Decrease reflected in above

  expense ratios due to

   undertakings by the Manager                          --          --            --             --             --           .01

Portfolio Turnover Rate                             17.92(c)      40.36         24.73          29.65          43.90        39.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ X 1,000)                                      46,727       54,929        50,453         44,746         40,476       32,797

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                               Six Months Ended
                                                               October 31, 1999                 Year Ended April 30,
                                                                                      ------------------------------------------
CLASS C SHARES                                                       (Unaudited)      1999       1998        1997      1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    12.82        12.88      12.66       12.59        12.68

Investment Operations:

Investment income--net                                                    .27          .55        .57         .59          .43

Net realized and unrealized gain (loss)

   on investments                                                       (.89)          .08        .35         .17          .09

Total from Investment Operations                                        (.62)          .63        .92         .76          .52

Distributions:

Dividends from investment income--net                                   (.27)         (.55)      (.57)       (.59)        (.43)

Dividends from net realized gain

   on investments                                                         --          (.14)      (.13)       (.10)        (.18)

Total Distributions                                                     (.27)         (.69)      (.70)       (.69)        (.61)

Net asset value, end of period                                         11.93         12.82      12.88       12.66        12.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) B                                                     (9.68)(c)      4.92       7.35        6.07         5.66(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.66(c)       1.66       1.66        1.64         1.63(c)

Ratio of net investment income

   to average net assets                                                4.32(c)       4.20       4.38        4.44         4.66(c)

Portfolio Turnover Rate                                                17.92(d)      40.36      24.73       29.65        43.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ X 1,000)                                                          2,555        1,793       579         694            1

(A)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
(B)  EXCLUSIVE OF SALES CHARGE.
(C)  ANNUALIZED.
(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Ohio Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,628 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the ("Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rats in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.


Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,132 during the period ended October 31, 1999, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $127,011 and $8,355, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $289,855, $63,506 and $2,785, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $60,757 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $49,649,373 and $68,410,186, respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$3,331,715,   consisting   of   $6,298,337  gross  unrealized  appreciation  and
$9,630,052 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).




                                                           For More Information

                        Dreyfus Premier  State Municipal Bond Fund
                        Ohio Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, New York 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                              057/619SA9910


================================================================================

Dreyfus
Premier State
Municipal Bond Fund,
Pennsylvania Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                 State Municipal Bond Fund, Pennsylvania Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -5.09% total return; its Class B shares provided a -5.34% total return; and its Class C shares provided a -5.45% total return.(1) In comparison, the Lipper Pennsylvania Municipal Debt Funds category average provided a -5.33% total return(2) for the same period.

We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest rate environment. The modest relative outperformance of the fund's Class A shares compared to its benchmark is primarily the result of our security selection strategy in the Pennsylvania bond market. This strategy was designed to help position the fund to take advantage of attractive values created by the municipal bond market's decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Pennsylvania state tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three quarters of the total fund, we look for bonds that potentially can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out-of-favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

The fund was adversely affected by rising interest rates over the past six months. When the reporting period began on May 1, 1999, investors were concerned that continued economic strength might rekindle long, dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999.

As interest rates rose, taxable fixed-income investments such as corporate bonds became more attractive to institutional investors such as hedge funds and insurance companies. Accordingly, many of these investors sold large numbers of municipal bonds into the secondary market, putting pressure on prices.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Pennsylvania issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

After the recent municipal bond market declines, we have focused primarily on positioning the fund to take advantage of what we anticipate to be an ensuing market recovery. This is consistent with our long-term perspective, in which we measure our success over a full interest-rate cycle. In preparation for the second "leg" of that cycle in a recovering market, which had not yet materialized as of October 31, we have focused on tax-exempt securities selling at deep discounts to their face values. Many of these bonds, in our opinion, have been punished more severely than circumstances warrant, and we believe that they should recover strongly when investors once again recognize their true values.


As a result of this strategy, the fund' s average duration has lengthened naturally. While this has made the fund more vulnerable to the adverse effects of higher interest rates over the short term, we believe that it also positions us to participate more strongly in the market's recovery if interest rates moderate over the longer term.

November 15, 1999

(1) Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

(2)  Source: Lipper Analytical Services, Inc.

                                                             The Fund

STATEMENT OF INVESTMENTS


October 31, 1999 (Unaudited)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.6%                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--94.1%

Allegheny County Hospital Development Authority, Revenue

  (Health Center - UPMC Health System):

      4.50%, 8/1/2015 (Insured; MBIA)                                                         2,000,000                1,653,060

      4.625%, 12/15/2015 (Insured; AMBAC)                                                     3,415,000                2,863,614

      4.75%, 12/15/2016 (Insured; AMBAC)                                                      2,245,000                1,894,870

      5%, 11/1/2018                                                                           1,000,000                  865,590

   (Hospital - South Hills Health) 5.125%, 5/1/2029                                           3,000,000                2,420,010

Allegheny County Industrial Development Authority,

  Medical Center Revenue

  (Presbyterian Medical Center of Oakmont Pennsylvania, Inc.)

   6.75%, 2/1/2026 (Insured; FHA)                                                             1,785,000                1,877,445

Allegheny County Residential Finance Authority, SFMR:

   7.40%, 12/1/2022                                                                           1,420,000                1,468,450

   7.95%, 6/1/2023                                                                              845,000                  869,463

Bangor Area School District:

   4.50%, 3/15/2016 (Insured; FSA)                                                            2,040,000                1,707,582

   4.50%, Series A 3/15/2017 (Insured; FSA)                                                   1,205,000                  999,535

   4.50%, Series B 3/15/2017 (Insured; FSA)                                                   2,130,000                1,766,814

Beaver County Industrial Development Authority, PCR

   (Pennsylvania Power Company Mansfield Project)
   7.15%, 9/1/2021                                                                            3,000,000                3,109,770

Berks County Municipal Authority, Revenue

  (Phoebe - Devitt Homes Project):

      5.50%, 5/15/2015                                                                          780,000                  676,510

      5.75%, 5/15/2022                                                                        1,500,000                1,282,095

Blair County Hospital Authority, Revenue

  (Altoona Hospital Project)

   6.375%, 7/1/2013 (Insured; AMBAC)
   (Prerefunded 7/1/2002)                                                                     5,000,000  (a)           5,334,400

Bradford County Industrial Development Authority, SWDR

   (International Paper Company Projects) 6.60%, 3/1/2019                                     4,250,000                4,293,732

Butler Area School District, 4.75%, 10/1/2022

   (Insured; FGIC)                                                                            2,190,000                1,828,672

Charleroi Area School Authority, School Revenue

   Zero Coupon, 10/1/2020 (Insured; FGIC)                                                     2,000,000  (b)             548,100

Coatesville Area School District 4.50%, 10/1/2016

   (Insured; FSA)                                                                             7,355,000                6,099,501

Dauphin County General Authority, Revenue (Office and

  Parking, Riverfront Office)

   6%, 1/1/2025                                                                               3,000,000                2,751,000

East Whiteland Township 5%, 9/1/2019 (Insured; FSA)                                           2,820,000                2,455,374


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Erie:

   Zero Coupon, 11/15/2019 (Insured; FSA)                                                     1,685,000                  492,660

   Zero Coupon, 11/15/2020 (Insured; FSA)                                                     2,110,000                  579,026

Erie County Higher Education Building Authority,

  College Revenue

   (Mercyhurst College Project) 5.75%, 3/15/2020                                              2,000,000                1,882,200

Erie School District Zero Coupon, 9/1/2015 (Insured; FSA)                                     1,135,000                  440,891

Franklin County Industrial Development Authority, HR

   (The Chambersburg Hospital) 5%, 7/1/2018
   (Insured; AMBAC)                                                                           1,200,000                1,040,124

Gettysburg Municipal Authority, College Revenue

  (Gettysburg College)

   4.75%, 8/15/2023 (Insured; AMBAC)                                                          2,000,000                1,662,060

Girtys Run Joint Sewer Authority, Sewer Revenue

   4.50%, 11/1/2020 (Insured; FSA)                                                            4,580,000                3,716,349

Harrisburg Authority, Office and Parking Revenue

   6%, 5/1/2019                                                                               2,000,000                1,872,520

Harrisburg Redevelopment Authority, Revenue:

   Zero Coupon, 5/1/2018 (Insured; FSA)                                                       2,750,000                  882,062

   Zero Coupon, 11/1/2018 (Insured; FSA)                                                      2,750,000                  855,360

   Zero Coupon, 11/1/2019 (Insured; FSA)                                                      2,750,000                  799,727

   Zero Coupon, 5/1/2020 (Insured; FSA)                                                       2,750,000                  773,877

   Zero Coupon, 11/1/2020 (Insured; FSA)                                                      2,750,000                  750,310

Lancaster Area Sewer Authority, Revenue

   4.50%, 4/1/2018 (Insured; MBIA)                                                            2,730,000                2,233,495

Lower Merion Township School District 5%, 5/15/2023                                           1,000,000                  870,770

Luzerne County Industrial Development Authority, Exempt

  Facilities Revenue

  (Pennsylvania Gas and Water Company Project)

   7.125%, 12/1/2022                                                                          4,000,000                4,266,440

Montgomery County Higher Educational and Health

  Authority, RRR

  First Mortgage (Montgomery Income Project)

   10.50%, 9/1/2020                                                                           2,875,000                3,011,246

Montgomery County Industrial Development Authority, RRR

   7.50%, 1/1/2012 (LOC; Banque Paribas)                                                     14,715,000               15,315,078

Montour School District, Notes:

   Zero Coupon, 1/1/2024 (Insured; FGIC)                                                      1,155,000                  254,874

   Zero Coupon, 1/1/2025 (Insured; FGIC)                                                      2,015,000                  416,702

Norristown (Asset Guarantee) Zero Coupon, 12/15/2014                                          1,465,000                  580,829

Northampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                          5,700,000                5,872,653

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (continued)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania, COP 5%, 7/1/2015 (Insured; AMBAC)                                                 125,000                  110,259

Pennsylvania Economic Development Financing Authority:

  RRR (Northampton Generating Project):

      6.50%, 1/1/2013                                                                         6,500,000                6,548,425

   Wastewater Treatment Revenue (Sun Co. Inc. - R and M

      Project) 7.60%                                                                          4,240,000                4,547,909

Pennsylvania Higher Education Assistance Agency, Student

  Loan Revenue

   7.05%, 10/1/2016 (Insured; AMBAC)                                                          2,500,000                2,653,525

Pennsylvania Housing Finance Agency:

   6.50%, 7/1/2023                                                                            2,750,000                2,892,863

   Single Family Mortgage:

      6.75%, 4/1/2016                                                                         3,000,000                3,067,020

      6.85%, 4/1/2016 (Insured; FHA)                                                          3,700,000                3,774,370

      6.90%, 4/1/2025                                                                         6,250,000                6,512,000

Pennsylvania State Higher Educational Facilities Authority,

  Revenue

  (State System Higher Education):

      5%, 6/15/2019 (Insured; AMBAC)                                                          2,000,000                1,753,200

      5%, 6/15/2024 (Insured; FSA)                                                            1,770,000                1,526,377

   (UPMC Health System) 4.875%, 8/1/2019 (Insured; FSA)                                       1,250,000                1,045,825

Pennsylvania State University:

   5%, 8/15/2017                                                                              2,000,000                1,771,900

   5%, 5/15/2022                                                                              2,000,000                1,738,580

Philadelphia:

   4.75%, 5/15/2020 (Insured; FGIC)                                                           8,900,000                7,452,860

   Gas Works Revenue:

      5%, 7/1/2017 (Insured; FSA)                                                             2,500,000                2,201,175

      5%, 7/1/2018 (Insured; FSA)                                                             3,500,000                3,054,660

      5%, 7/1/2023 (Insured; FSA)                                                             6,000,000                5,148,300

      6.375%, 7/1/2026 (Insured; CMAC)                                                        2,000,000                2,043,100

   Water and Wastewater Revenue

      5.75%, 6/15/2013 (Insured; MBIA)                                                        8,000,000                8,039,440

Philadelphia Authority for Industrial Development, Industrial

   and Commercial (Girard Estate Coal Mining Project)
   5.50%, 11/15/2016                                                                            900,000                  890,559

Philadelphia Hospital and Higher Education Facilities, HR

   (Temple University Hospital) 6.625%, 11/15/2023                                           16,240,000               16,311,294

Philadelphia School District 4.50%, 4/1/2023

   (Insured; MBIA)                                                                           16,625,000               13,269,576


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pittsburgh and Allegheny County Public Auditorium Authority,

   Excise Tax (Hotel Room) 5%, 2/1/2024 (Insured, AMBAC)                                      2,250,000                1,942,335

Pittsburgh Urban Redevelopment Authority Mortgage Revenue:

   7.05%, 4/1/2023                                                                            1,785,000                1,829,518

   (Sidney Square Project) 6.65%, 9/1/2028                                                    3,350,000                3,412,277

Pittsburgh Water and Sewer Authority, Water and Sewer

  Systems Revenue

   5%, 9/1/2017                                                                               3,000,000                2,666,400

Pottstown School District:

   5%, 6/1/2018 (Insured; MBIA)                                                               1,170,000                1,032,151

   4.75%, 6/1/2022 (Insured; MBIA)                                                            3,760,000                3,143,849

Schuylkill County Industrial Development Authority

  First Mortgage Revenue (Valley Health Concerns)

   8.75%, 3/1/2012                                                                            2,500,000                2,503,600

Southeast Delco School District:

   Zero Coupon, 2/1/2020 (Insured; MBIA)                                                      2,055,000                  591,943

   Zero Coupon, 2/1/2023 (Insured; MBIA)                                                      2,055,000                  490,076

Southeastern Transportation Authority, Special Revenue

   4.75%, 3/1/2024 (Insured; FGIC)                                                            2,775,000                2,298,338

Spring-Ford Area School District 4.75%, 3/1/2022

   (Insured; FGIC)                                                                            8,935,000                7,478,238

State Public School Building Authority, School Revenue

  (School District of York Project) 4.75%, 2/15/2014

   (Insured; FGIC)                                                                            1,655,000                1,472,040

Washington County Industrial Development Authority, PCR

  (West Pennsylvania Power Company Mitchell)

   6.05%, 4/1/2014 (Insured; FGIC)                                                            3,000,000                3,064,290

Washington County Industrial Development Authority, Revenue

  (Presbyterian Medical Center) 6.75%, 1/15/2023

   (Insured; FHA)                                                                             3,000,000                3,184,140

U.S. RELATED--4.5%

Commonwealth of Puerto Rico (Public Improvement)
   4.50%, 7/1/2023                                                                            5,000,000                4,066,200

Guam Airport Authority, Revenue 6.50%, 10/1/2023                                              2,000,000                2,039,640

Puerto Rico Electric Power Authority, Power Revenue

   5%, 7/1/2023                                                                               5,500,000                4,781,480

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

(cost $248,035,394)                                                                                                  237,684,572

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (continued)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.7%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA;

Geisinger Authority Health System, Revenue VRDN

   (Geisinger Health) 3.60%                                                                   1,000,000  (c)           1,000,000

Pennsylvania State Higher Educational Facilities Authority,

  VRDN

   (Carnegie Mellon University) 3.60%                                                           600,000  (c)             600,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

 (cost $1,600,000)                                                                                                     1,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $249,635,394)                                                             99.3%              239,284,572

CASH AND RECEIVABLES (NET)                                                                          .7%                1,666,646

NET ASSETS                                                                                       100.0%              240,951,218


Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       LOC           Letter of Credit
                  Corporation                                          MBIA          Municipal Bond Investors Assurance
CMAC           Capital Market Assurance Corporation                                     Insurance Corporation
COP            Certificate of Participation                            PCR           Pollution Control Revenue
FGIC           Financial Guaranty Insurance Company                    RRR           Resources Recovery Revenue
FHA            Federal Housing Administration                          SFMR          Single Family Mortgage Revenue
FSA            Financial Security Assurance                            SWDR          Solid Waste Disposal Revenue
HR             Hospital Revenue                                        VRDN          Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                      or          Moody's          or       Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                                    Aaa                       AAA                                              58.8
AA                                     Aa                        AA                                                7.6
A                                      A                         A                                                11.0
BBB                                    Baa                       BBB                                              14.4
F1                                     MIG1                      SP1                                                .7
Not Rated(d)                           Not Rated(d)              Not Rated(d)                                      7.5

                                                                                                                 100.0

(a)  Bonds  which  are  prerefunded  are   collateralized  by  U.S.   Government
     securities  which  are held in  escrow  and are used to pay  principal  and interest  on the  municipal  issue and to  retire  the bonds in full at the earliest refunding date.

(b)  Purchased on a delayed delivery basis.

(c) Securities payable on demand. Variable interest rate--subject to periodic change.

(d) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           249,635,394   239,284,572

Interest receivable                                                   4,139,674

Receivable for shares of Beneficial Interest subscribed                  84,013

Prepaid expenses                                                         11,676

                                                                    243,519,935
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           112,753

Due to Distributor                                                       73,638

Cash overdraft due to Custodian                                         135,640

Payable for investment securities purchased                           2,004,649

Payable for shares of Beneficial Interest redeemed                      188,828

Accrued expenses                                                         53,209

                                                                      2,568,717
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      240,951,218
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     246,864,063

Accumulated net realized gain (loss) on investments                   4,437,977

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (10,350,822)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      240,951,218

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B              Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            188,907,252             50,974,228            1,069,738

Shares Outstanding                                                         12,323,476              3,328,368               69,749
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($)                                                   15.33                  15.32                15.34

See notes to financial statements.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,509,956

EXPENSES:

Management fee--Note 3(a)                                              701,368

Shareholder servicing costs--Note 3(c)                                 430,718

Distribution fees--Note 3(b)                                           152,361

Custodian fees                                                          13,222

Prospectus and shareholders' reports                                    12,984

Registration fees                                                       12,903

Professional fees                                                        8,161

Trustees' fees and expenses--Note 3(d)                                   1,548

Loan commitment fees--Note 2                                               816

Miscellaneous                                                            8,583

TOTAL EXPENSES                                                       1,342,664

INVESTMENT INCOME--NET                                               6,167,292
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                994,878

Net unrealized appreciation (depreciation) on investments         (20,615,846)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (19,620,968)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (13,453,676)

See notes to financial statements.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,167,292           12,843,754

Net realized gain (loss) on investments           994,878            5,906,216

Net unrealized appreciation (depreciation)
   on investments                             (20,615,846)          (3,365,196)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (13,453,676)          15,384,774
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (4,829,789)          (9,548,326)

Class B shares                                (1,317,756)          (3,269,922)

Class C shares                                   (19,747)             (25,507)

Net realized gain on investments:

Class A shares                                         --          (3,137,642)

Class B shares                                         --          (1,225,935)

Class C shares                                         --              (9,155)

TOTAL DIVIDENDS                               (6,167,292)         (17,216,487)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 19,537,303           15,324,595

Class B shares                                  5,436,062            9,317,671

Class C shares                                    400,039              888,826

Dividends reinvested:

Class A shares                                  2,423,080            6,692,004

Class B shares                                    853,332            2,958,657

Class C shares                                     11,304               12,609

Cost of shares redeemed:

Class A shares                               (13,805,527)         (21,037,691)

Class B shares                               (19,613,353)         (17,742,150)

Class C shares                                  (165,255)            (460,642)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (4,923,015)          (4,046,121)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (24,543,983)          (5,877,834)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           265,495,201          271,373,035

END OF PERIOD                                 240,951,218          265,495,201

See notes to financial statements.


                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,217,395              918,902

Shares issued for dividends reinvested            152,839              398,920

Shares redeemed                                 (867,560)          (1,253,979)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     502,674               63,843
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       336,709              556,572

Shares issued for dividends reinvested             53,782              176,403

Shares redeemed                               (1,222,920)          (1,062,694)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (832,429)            (329,719)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        25,290               53,260

Shares issued for dividends reinvested                715                  752

Shares redeemed                                  (10,443)             (27,571)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      15,562               26,441

(a) During the period ended October 31, 1999, 891,489 Class B shares representing $14,294,384 were automatically converted to 891,446 Class A shares

See notes to financial statements.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 1999                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)        1999           1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.56        16.68          16.23         16.17          16.12         16.01

Investment Operations:

Investment income--net                                 .40          .82            .85           .85            .87           .91

Net realized and unrealized gain
   (loss) on investments                             (1.23)         .16            .71           .24            .32           .11

Total from Investment Operations                      (.83)         .98           1.56          1.09           1.19          1.02

Distributions:

Dividends from investment
   income--net                                        (.40)        (.82)          (.85)         (.85)          (.87)         (.91)

Dividends from net realized gain
   on investments                                       --         (.28)          (.26)         (.18)          (.27)           --

Total Distributions                                   (.40)       (1.10)         (1.11)        (1.03)         (1.14)         (.91)

Net asset value, end of period                       15.33        16.56          16.68         16.23          16.17         16.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  (5.09)(b)     5.97           9.83          6.89           7.46          6.65
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .93(b)       .92            .92           .92            .92           .92

Ratio of net investment income
   to average net assets                              4.96(b)      4.90           5.09          5.22           5.28          5.77

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                          --           --             --            --             --           .01

Portfolio Turnover Rate                              26.56(c)     48.14          34.82         60.57          52.69         55.19
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      188,907     195,728        196,055       201,229        216,802       219,949

(a)  Exclusive of sales charge.
(b)  Annualized
(c)  Not annualized

See notes to financial statements.


                                          Six Months Ended
                                          October 31, 1999                                   Year Ended April 30,
                                                                   -----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)        1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.55        16.67         16.23         16.16          16.11         16.01

Investment Operations:

Investment income--net                                 .36          .74           .77           .77            .79           .83

Net realized and unrealized gain
   (loss) on investments                             (1.23)         .16           .70           .25            .32           .10

Total from Investment Operations                      (.87)         .90          1.47          1.02           1.11           .93

Distributions:

Dividends from investment
   income--net                                        (.36)        (.74)         (.77)         (.77)          (.79)         (.83)

Dividends from net realized gain
   on investments                                       --         (.28)         (.26)         (.18)          (.27)           --

Total Distributions                                   (.36)       (1.02)        (1.03)         (.95)         (1.06)         (.83)

Net asset value, end of period                       15.32        16.55         16.67         16.23          16.16         16.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  (5.34)(b)     5.43          9.20          6.41           6.92          6.02
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.45(b)       1.43          1.43          1.43           1.43          1.44

Ratio of net investment income
   to average net assets                             4.43(b)       4.39          4.57          4.71           4.76          5.22

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                          --           --            --            --             --           .01

Portfolio Turnover Rate                             26.56(c)      48.14         34.82         60.57          52.69         55.19
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      50,974       68,869        74,855        71,671         72,610        70,062

(a)  Exclusive of sales charge.
(b)  Annualized
(c)  Not annualized

See notes to financial statements.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                             Six Months Ended
                                                             October 31, 1999                    Year Ended April 30,
                                                                                     -------------------------------------------
CLASS C SHARES                                                     (Unaudited)       1999       1998         1997      1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    16.57       16.69      16.23       16.16        16.18

Investment income--net                                                    .34         .69        .70         .69          .53

Net realized and unrealized gain (loss)
   on investments                                                       (1.23)        .16        .72         .25          .25

Total from Investment Operations                                         (.89)        .85       1.42         .94          .78

Distributions:

Dividends from investment income--net                                   (.34)        (.69)      (.70)       (.69)        (.53)

Dividends from net realized gain
   on investments                                                         --         (.28)      (.26)       (.18)        (.27)

Total Distributions                                                     (.34)        (.97)      (.96)       (.87)        (.80)

Net asset value, end of period                                         15.34        16.57      16.69       16.23        16.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                    (5.80)(c)     5.16       8.91        5.92         6.71(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.70(c)      1.69       1.69        1.83         1.70(c)

Ratio of net investment income to
   average net assets                                                   4.18(c)      4.07       3.98        4.28         4.46(c)

Portfolio Turnover Rate                                                26.56(d)     48.14      34.82       60.57        52.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   1,070         898       463          32            21

(a)  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(b)  Exclusive of sales charge.
(c)  Annualized.
(c)  Not annualized.

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Pennsylvania Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,001 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,206 during the period ended October 31, 1999, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $148,814 and $3,547, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999 Class A, Class B and Class C shares were charged $243,214, $74,407, and $1,183, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $69,457 pursuant to the transfer agency agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $66,697,733 and $71,126,208 respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$10,350,822,   consisting   of  $3,056,983  gross  unrealized  appreciation  and
$13,407,805 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                              058/620SA9910


================================================================================

Dreyfus Premier
State Municipal
Bond Fund,
Texas Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                   Texas Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Texas Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Texas Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -5.94% total return; its Class B shares provided a -6.22% total return; and its Class C shares provided a -6.30% total return.(1) In comparison, the Lipper Texas Municipal Debt Funds category average provided a -6.03% total return(2) for the same period.

We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest rate environment. The modest relative outperformance of the fund's Class A shares compared to its benchmark is primarily the result of our security selection strategy, which was designed to help position the fund to take advantage of attractive values created by the municipal bond market's decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Texas tax-exempt income as is practical from a diversified portfolio of long-term municipal bonds without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three quarters of the total fund, we look for bonds that potentially can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out-of-favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was adversely affected by rising interest rates. When the reporting period began on May 1, 1999, investors were concerned that continued economic strength might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999.

As interest rates rose, taxable fixed-income investments such as corporate bonds became more attractive to institutional investors such as hedge funds and insurance companies. Accordingly, many of these investors sold large numbers of municipal bonds into the secondary market, putting pressure on prices.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Texas issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

After the recent municipal bond market declines, we have focused primarily on positioning the fund to take advantage of what we anticipate to be an ensuing market recovery. This is consistent with our long-term perspective, in which we measure our success over a full interest rate cycle. In preparation for the second "leg" of that cycle in a recovering market, which had not yet materialized as of October 31, we have focused on tax-exempt securities selling at deep discounts to their face values. Many of these bonds, in our opinion, have been punished more severely than circumstances warrant, and we believe that they should recover strongly when investors once again recognize their true values.


As a result of this strategy, the fund' s average duration has lengthened naturally. While this has made the fund more vulnerable to the adverse effects of higher interest rates over the short term, we believe that it also positions us to participate more strongly in the market's recovery if interest rates moderate over the longer term.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-TEXAS RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS


October 31, 1999 (Unaudited)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.2%                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--96.0%

Aledo Independent School District, Unlimited Tax School Building

   (Permanent School Fund Guaranteed)
   Zero Coupon, 2/15/2014                                                                     1,225,000                  529,114

Brazos Higher Education Authority Inc., Student Loan Revenue

   6.80%, 12/1/2004                                                                             700,000                  745,227

Clear Creek Independent School District (Permanent School

  Fund Guaranteed)

   4.25%, 2/1/2013                                                                            1,475,000                1,270,978

Coastal Water Authority, Water Conveyance System

   6.25%, 12/15/2017 (Insured; AMBAC)                                                         5,885,000                5,945,557

Dallas-Fort Worth Regional Airport, Joint Revenue

   6.625%, 11/1/2021 (Insured; FGIC)                                                          1,250,000                1,294,087

Denison Hospital Authority, HR

   (Texoma Medical Center Project) 6.125%, 8/15/2017                                            750,000                  672,150

Eanes Independent School District
   (Permanent School Fund Guaranteed)

   4.50%, 8/1/2017                                                                            1,400,000                1,151,738

El Paso Housing Authority, Multi-Family Revenue

   (Section 8 Projects) 6.25%, 12/1/2009                                                      2,510,000                2,567,429

Grape Creek-Pulliam Independent School District

  Public Facility Corp., School Facility LR

   7.25%, 5/15/2021                                                                           2,200,000                2,352,108

Grapevine-Colleyville Independent School District, Unlimited

  Tax School Building (Permanent School Fund Guaranteed):

      Zero Coupon, 8/15/2017                                                                  2,590,000                  879,901

      Zero Coupon, 8/15/2018                                                                  2,390,000                  759,996

Gulf Coast Waste Disposal Authority, SWDR

  (Champion International Corp. Project):

      7.25%, 4/1/2017 (Prerefunded 4/1/2002)                                                    440,000  (a)             474,773

      7.25%, 4/1/2017                                                                           560,000                  584,651

Houston:

  Airport System Special Facilities Revenue

      (Automated People Mover Project)
      5.375%, 7/15/2009 (Insured; FSA)                                                        2,000,000                2,001,080

   Public Improvement 4.75%, 3/1/2016                                                         1,160,000                  999,908

Houston Independent School District (Permanent School

  Fund Guaranteed):

      Zero Coupon, 8/15/2015                                                                  3,000,000                1,155,990

      4.75%, 2/15/2022                                                                        2,500,000                2,084,775


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED):

Irving Independent School District (Permanent School Fund

  Guaranteed):

      Zero Coupon, 2/15/2010                                                                  1,985,000                1,128,691

      Zero Coupon, 2/15/2016                                                                  1,000,000                  375,050

Katy Independent School District, Limited Tax Refunding and

  School Building

   (Permanent School Fund Guaranteed) 4.75%, 2/15/2021                                        1,295,000                1,081,921

La Porte Independent School District

  (Permanent School Fund Guaranteed)

   4.50%, 2/15/2017                                                                           1,000,000                  825,270

Lakeway Municipal Utility District

   Zero Coupon, 9/1/2013 (Insured; FGIC)                                                      1,850,000                  831,834

Leon County, PCR (Nucor Corp. Project) 7.375%, 8/1/2009                                         750,000                  795,607

Lower Colorado River Authority, Revenue, Junior Lein

   4.50%, 1/1/2017 (Insured; FSA)                                                             2,560,000                2,192,256

North Texas Higher Education Authority, Inc.,

  Student Loan Revenue

   7.25%, 4/1/2003 (Insured; AMBAC)                                                           1,000,000                1,031,720

Port of Bay City Authority, Matagorda County Revenue

   (Hoechst Celanese Corp. Project) 6.50%, 5/1/2026                                           3,500,000                3,516,975

Round Rock Independent School District

  (Permanent School Fund Guaranteed)

   4.50%, 8/1/2016                                                                            1,950,000                1,627,957

Texas:

   (Veterans Housing Assistance) 6.80%, 12/1/2023                                             2,145,000                2,235,734

   (Water Development) 5%, 8/1/2020                                                             750,000                  654,743

Texas Department Housing and Community Affairs, MFHR

   (Harbors and Plumtree) 6.35%, 7/1/2016                                                     1,300,000                1,322,373

Texas Higher Education Coordinating Board,

  College Student Loan Revenue

   7.30%, 10/1/2003                                                                             395,000                  419,328

Texas National Research Laboratory Commission Financing

  Corp., LR

   (Superconducting Super Collider) 6.95%, 12/1/2012                                            700,000                  783,944

Texas Public Finance Authority, Building Revenue

  (State Preservation Board Project):

      4.50%, 2/1/2018 (Insured; AMBAC)                                                        2,805,000                2,307,954

      4.50%, 2/1/2019 (Insured; AMBAC)                                                        2,165,000                1,768,069

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED):

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation)

   8.875%, 9/1/2011 (Prerefunded 9/1/2001)                                                      455,000  (a)             498,571

Texas Water Development Board, Revenue,
   State Revolving Fund

   4.75%, 7/15/2020                                                                           1,695,000                1,425,156

Tomball Hospital Authority, Revenue 6%, 7/1/2013                                              5,000,000                4,695,600

Tomball Independent School District

   (Permanent School Fund Guaranteed) 4.75%, 2/15/2020                                        2,515,000                2,118,711

Tyler Health Facility Development Corp., HR

  (East Texas Medical Center Regional Health)

   6.625%, 11/1/2011                                                                          1,605,000                1,445,848

University of Texas (Financing System) University Revenues

   3.75%, 8/15/2018                                                                           5,000,000                3,591,250

Victoria, Utility System Revenue 4.75%, 12/1/2022                                             1,105,000                  918,487

Waxahachie Community Development Corp., Sales Tax Revenue:

   Zero Coupon, 8/1/2020 (Insured; MBIA)                                                      1,430,000                  392,278

   Zero Coupon, 8/1/2023 (Insured; MBIA)                                                      1,000,000                  226,500

West Side Calhoun County Navigation District, SWDR

   (Union Carbide Chemical and Plastics) 8.20%, 3/15/2021                                       500,000                  525,170

U.S. RELATED--1.2%

Puerto Rico (Public Improvement) 4.50%, 7/1/2023

   (Insured; FSA)                                                                             1,000,000                  813,240
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $68,212,475)                                                              97.2%               65,019,699

CASH AND RECEIVABLES (NET)                                                                         2.8%                1,863,953

NET ASSETS                                                                                       100.0%               66,883,652


Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       MBIA          Municipal Bond Investors Assurance
                  Corporation                                                           Insurance Corporation
FGIC           Financial Guaranty Insurance Company                    MFHR          Multi-Family Housing Revenue
FSA            Financial Security Assurance                            PCR           Pollution Control Revenue
HR             Hospital Rvenue                                        SWDR          Solid Waste Disposal Revenue
LR             Lease Revenue

Summary of Combined Ratings (Unaudited)

Fitch                      or          Moody's          or       Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                                    Aaa                       AAA                                              62.3
AA                                     Aa                        AA                                                7.2
A                                      A                         A                                                13.2
BBB                                    Baa                       BBB                                              14.3
B                                      B                         B                                                 2.2
Not Rated(b)                           Not Rated(b)              Not Rated(b)                                       .8

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  68,212,475  65,019,699

Receivable for investment securities sold                             1,460,484

Interest receivable                                                   1,195,789

Prepaid expenses                                                         17,613

                                                                     67,693,585
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            16,675

Due to Distributor                                                       19,495

Cash overdraft due to Custodian                                         702,641

Payable for shares of Beneficial Interest redeemed                       57,588

Accrued expenses                                                         13,534

                                                                        809,933
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       66,883,652
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      69,154,851

Accumulated net realized gain (loss) on investments                     921,577

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (3,192,776)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       66,883,652

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B                 Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                 55,418,894             10,768,127                696,631

Shares Outstanding                                                          2,824,912                549,034                 35,529
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   19.62                  19.61                  19.61

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,071,819

EXPENSES:

Management fee--Note 3(a)                                              201,517

Shareholder servicing costs--Note 3(c)                                 109,104

Distribution fees--Note 3(b)                                            37,272

Registration fees                                                       21,182

Professional fees                                                       14,376

Prospectus and shareholders' reports                                     6,614

Custodian fees                                                           4,145

Trustees' fees and expenses--Note 3(d)                                     515

Loan commitment fees--Note 2                                               144

Miscellaneous                                                            6,061

TOTAL EXPENSES                                                         400,930

Less--reduction in management fee due to undertaking--Note 3(a)       (52,223)

NET EXPENSES                                                           348,707

INVESTMENT INCOME--NET                                               1,723,112
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                325,781

Net unrealized appreciation (depreciation) on investments          (6,569,090)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (6,243,309)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,520,197)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,723,112            3,580,223

Net realized gain (loss) on investments           325,781            1,655,520

Net unrealized appreciation (depreciation)
   on investments                              (6,569,090)            (902,285)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (4,520,197)           4,333,458
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,411,961)          (2,750,126)

Class B shares                                  (296,813)            (815,258)

Class C shares                                   (14,338)             (14,839)

Net realized gain on investments:

Class A shares                                         --          (1,392,005)

Class B shares                                         --            (491,551)

Class C shares                                         --              (9,650)

TOTAL DIVIDENDS                               (1,723,112)          (5,473,429)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  4,437,375            6,902,174

Class B shares                                    694,451            3,131,814

Class C shares                                    207,158              472,618

Dividends reinvested:

Class A shares                                    633,972            2,017,842

Class B shares                                    184,005              874,269

Class C shares                                     10,700               10,434

Cost of shares redeemed:

Class A shares                                (5,159,443)          (7,312,717)

Class B shares                                (5,966,368)          (7,146,330)

Class C shares                                   (82,401)            (115,404)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (5,040,551)          (1,165,300)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (11,283,860)          (2,305,271)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            78,167,512           80,472,783

END OF PERIOD                                  66,883,652           78,167,512

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       215,245              318,580

Shares issued for dividends reinvested             31,100               92,816

Shares redeemed                                 (252,728)            (335,978)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (6,383)               75,418
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        32,869              143,855

Shares issued for dividends reinvested              8,995               40,204

Shares redeemed                                 (289,846)            (330,498)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (247,982)            (146,439)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         9,927               21,872

Shares issued for dividends reinvested                526                  482

Shares redeemed                                   (3,961)              (5,370)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,492               16,984

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 177,905 CLASS B SHARES REPRESENTING $3,662,692 WERE AUTOMATICALLY CONVERTED TO 177,929 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 1999                               Year Ended April 30,
                                                                   -----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)        1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.37        21.68         20.99         20.84          20.69         20.41

Investment Operations:

Investment income--net                                 .50         1.00          1.08          1.17           1.20          1.22

Net realized and unrealized gain
   (loss) on investments                             (1.75)         .21           .99           .41            .45           .28

Total from Investment Operations                     (1.25)        1.21          2.07          1.58           1.65          1.50

Distributions:

Dividends from investment
   income--net                                        (.50)       (1.00)        (1.08)        (1.17)         (1.20)        (1.22)

Dividends from net realized gain
   on investments                                      --          (.52)         (.30)         (.26)          (.30)           --

Total Distributions                                   (.50)       (1.52)        (1.38)        (1.43)         (1.50)        (1.22)

Net asset value, end of period                       19.62        21.37         21.68         20.99          20.84         20.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                 (11.78)(b)     5.66         10.03          7.74           8.06          7.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .85(b)       .85           .72           .37            .37           .37

Ratio of net investment income
   to average net assets                              4.81(b)      4.59          4.96          5.54           5.64          6.01

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                        .14(b)        .07           .18           .55            .55           .55

Portfolio Turnover Rate                             21.17(c)      49.67         27.18         61.22          49.24         38.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      55,419       60,516        59,758        60,849         62,864        68,103

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 1999                                 Year Ended April 30,
                                                                  ----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)       1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.37       21.68        20.98         20.84          20.69         20.41

Investment Operations:

Investment income--net                                 .44         .89          .97          1.06           1.09          1.10

Net realized and unrealized gain
   (loss) on investments                             (1.76)        .21         1.00           .40            .45           .28

Total from Investment Operations                     (1.32)       1.10         1.97          1.46           1.54          1.38

Distributions:

Dividends from investment
   income--net                                       (.44)        (.89)        (.97)         (1.06)        (1.09)        (1.10)

Dividends from net realized gain
   on investments                                      --         (.52)        (.30)          (.26)         (.30)            --

Total Distributions                                  (.44)       (1.41)       (1.27)         (1.32)        (1.39)        (1.10)

Net asset value, end of period                      19.61        21.37        21.68          20.98         20.84         20.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                (12.34)(b)     5.13         9.53           7.15          7.51          7.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.35(b)      1.35         1.23            .88           .88           .89

Ratio of net investment income
   to average net assets                             4.29(b)      4.09         4.44           5.03          5.13          5.46

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                        .15(b)       .08          .18            .55           .55           .55

Portfolio Turnover Rate                             21.17(c)     49.67        27.18          61.22         49.24         38.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      10,768      17,031       20,454         17,396         17,461       16,818

(A)  EXCLUSIVE OF SALES CHARGE.
(B)  ANNUALIZED.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             Six Months Ended
                                                             October 31, 1999                     Year Ended April 30,
                                                                                    ----------------------------------------------
CLASS C SHARES                                                     (Unaudited)      1999         1998        1997      1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    21.36      21.67        20.97       20.83        20.78

Investment Operations:

Investment income--net                                                    .42        .83          .91         .99          .73

Net realized and unrealized gain (loss)
   on investments                                                       (1.75)       .21         1.00         .40          .35

Total from Investment Operations                                        (1.33)      1.04         1.91        1.39         1.08

Distributions:

Dividends from investment income--net                                   (.42)       (.83)        (.91)       (.99)        (.73)

Dividends from net realized gain
   on investments                                                         --        (.52)        (.30)       (.26)        (.30)

Total Distributions                                                     (.42)      (1.35)       (1.21)      (1.25)       (1.03)

Net asset value, end of period                                         19.61       21.36        21.67       20.97        20.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                   (12.50)(c)    4.86         9.24        6.79         7.29(c)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.60(c)      1.60         1.52        1.19         1.18(c)

Ratio of net investment income to
   average net assets                                                  4.02(c)      3.79         4.10        4.57         4.77(c)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                                   .15(c)      .11           .15         .54          .58(c)

Portfolio Turnover Rate                                               21.17(d)    49.67         27.18       61.22        49.24
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     697       620           261         129            1

(A)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
(B)  EXCLUSIVE OF SALES CHARGE.
(C)  ANNUALIZED.
(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Texas Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are val

                                                                    The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,202 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from May 1, 1999 to October 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

expenses, exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $52,223 during the period ended October 31, 1999.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $34,597 and $2,675, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $73,408, $17,298 and $892, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $12,655 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999 amounted to $14,978,580 and $19,659,141, respectively.

At October 31, 1999, accumulated net unrealized depreciation on investments was $3,192,776, consisting of $805,602 gross unrealized appreciation and $3,998,378 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier  State Municipal Bond Fund,  Texas
                        Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 1999 Dreyfus Service Corporation                              061/621SA9910


================================================================================


Dreyfus Premier
State Municipal
Bond Fund,
Virginia Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                Virginia Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Virginia Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Virginia Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series perform during the period?

For the six-month period ended October 31, 1999, the fund's Class A shares provided a -5.28% total return; its Class B shares provided a -5.58% total return; and its Class C shares provided a -5.64% return.(1 )In comparison, the Lipper Virginia Municipal Debt Funds category average provided a -4.66% total return(2) for the same period.

We attribute the fund's negative absolute performance to a declining bond market and rising interest rates. The fund's relative underperformance compared to its benchmark is primarily a result of a relatively small Virginia bond market, where the recent scarcity of new issuance limited our investment choices.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Virginia tax-exempt income as is practical from a diversified portfolio of municipal bonds without undue risk. To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at an attractive price. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the fund will have several of these qualities.

We also use computer models to evaluate the likely performance of bonds under various market scenarios, including a .25% rise or .50% decline in interest rates. When we find securities that we believe will provide participation when the market rises and some protection against market declines, we tend to hold them for the long term.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

The fund and the municipal bond marketplace were adversely affected by rising interest rates. When the reporting period began on May 1, 1999, investors were concerned that continued economic strength might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999. This change in monetary policy
caused    municipal    bond    prices    to    fall.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Virginia issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

In a rising interest-rate environment, we have focused primarily on maintaining the fund's average duration within the neutral range. Because a fund's duration naturally extends as interest rates rise and some bonds' prices fall below levels at which issuers might redeem them early, bond funds tend to become more
sensitive   to  the  adverse  short-term  effects  of  higher  interest  rates.
Accordingly, during the period we sold some of our longer maturity bonds, including those priced at discounts to face value. We also sold bonds that were in danger of falling below the prices at which corporations and other institutional investors remain eligible for municipal bonds' tax advantages.

Although the supply of new Virginia bonds has been very limited, we have attempted to reinvest the proceeds from the above-mentioned sales into tax-exempt bonds that we believed would remain highly liquid in a declining market. Accordingly, whenever possible we reduced our holdings of bonds from Puerto Rico issuers in favor of Virginia obligations. We also took steps to upgrade the fund by using high quality bonds to replace pre-refunded bonds as well as bonds that were near their redemption dates. Typically, these new purchases were available at face value or modest premiums, and had maturities of seven years or less. Because of uncertainties in the pre-refunded bond market sector, these new purchases often gave us an opportunity to enhance the fund's income stream.

November 15, 1999

(1) Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Virginia residents. Some income may be subject to the Federal Alternative Minimum Tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.

(2)  Source: Lipper Analytical Services, Inc.

                                                             The Fund

STATEMENT OF INVESTMENTS


October 31, 1999 (Unaudited)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.1%                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--67.2%

Alexandria Redevelopment and Housing Authority,

  Multi-Family Housing Mortgage Revenue

  (Buckingham Village Apartments)

   6.125%, 7/1/2021                                                                           3,000,000                2,964,240

Beford County Industrial Development Authority,

  IDR, (Nekossa Packaging Corp. Project)

   5.60%, 12/1/2025                                                                           4,500,000                3,898,215

Chesapeake Bay Bridge and Tunnel Commission District,

  Revenue, General Resolution 5.50%, 7/1/2025

   (Insured; MBIA)                                                                            2,500,000                2,379,475

Chesapeake Toll Road, Expressway Revenue

   5.625%, 7/15/2019                                                                          1,250,000                1,176,175

Dinwiddie County Industrial Development Authority, LR

   (Dinwiddie County School Facilities Project) 6%, 2/1/2018                                    500,000                  481,445

Dulles Town Center Community Development Authority,

  Special Assessment Tax (Dulles Town Center Project)

   6.25%, 3/1/2026                                                                            3,000,000                2,842,530

Fairfax County Park Authority, Park Facilities Revenue

   6.625%, 7/15/2020                                                                          2,665,000                2,738,394

Fairfax County Redevelopment and Housing Authority, MFHR

  (Paul Spring Retirement Center):

      5.90%, 6/15/2017 (Insured; FHA)                                                           200,000                  199,984

      6%, 12/15/2028 (Insured; FHA)                                                             600,000                  599,952

Fairfax County Water Authority, Water Revenue

   7.769%, 4/1/2029                                                                           2,000,000  (a,b)         1,965,580

Hampton Redevelopment and Housing Authority,

  First Mortgage Revenue (Olde Hampton Hotel

   Associates Project) 6.50%, 7/1/2016                                                        2,640,000                2,495,882

Harrisonburg Redevelopment and Housing Authority,

   Lease Purchase Revenue 4.20%, 3/1/2004                                                     1,900,000                1,842,202

Industrial Development Authority of the City of Hopewell,

  Health Care Facility Revenue:

    (Colonial Heights Convalescent Center Project)

         5.60%, 10/1/2003                                                                       205,000                  203,329

      (Forest Hill Convalescent Center Project):

         6%, 10/1/2006 (Prerefunded 10/1/2002)                                                  260,000  (c)             279,053

         6.15%, 10/1/2007 (Prerefunded 10/1/2002)                                               280,000  (c)             301,655

         6.25%, 10/1/2008 (Prerefunded 10/1/2002)                                               115,000  (c)             124,206

      (Westport Convalescent Center Project):

         5.90%, 10/1/2005                                                                       315,000                  313,016

         6.15%, 10/1/2007                                                                       175,000                  174,372

         6.25%, 10/1/2008                                                                       410,000                  408,950


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Industrial Development Authority of Giles County,

  Exempt Facility Revenue (Hoechst Celanese Corp. Project)

   5.95%, 12/1/2025                                                                           3,000,000                2,765,610

Industrial Development Authority of the County of Henrico,

  SWDR (Browning-Ferris Industries of

   South Atlantic, Inc. Project) 5.45%, 1/1/2014                                              3,500,000                3,026,835

Industrial Development Authority of the County of

  Prince William, Revenue:

    Hospital Facility (Potomac Hospital Corp. of Prince William)

         6.85%, 10/1/2025 (Prerefunded 10/1/2005)                                             1,000,000  (c)           1,123,340

      (Potomac Place) 6.25%, 12/20/2027                                                         700,000                  727,510

      Residential Care Facility (First Mortgage-Westminster

         Lake Ridge) 6.625%, 1/1/2026                                                         3,500,000                3,425,135

Industrial Development Authority of the City of Winchester,

  Residential Care Facility First Mortgage Revenue

   (Westminster - Canterbury) 5.75%, 1/1/2027                                                 2,750,000                2,407,845

Industrial Development Authority of the Town of West Point,

   SWDR (Chesapeake Corp. Project) 6.375%, 3/1/2019                                           2,500,000                2,418,925

Isle Wight County Industrial Development Authority,

  Solid Waste Disposal Facilities Revenue

   (Union Camp Corp. Project) 6.10%, 5/1/2027                                                 3,500,000                3,415,755

Prince William County Park Authority, Revenue

   6.875%, 10/15/2016 (Prerefunded 10/15/2004)                                                3,000,000  (c)           3,328,410

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2017 (Insured; FGIC)                                                           3,100,000                2,894,656

Staunton Industrial Development Authority,

  Educational Facilities Revenue (Mary Baldwin College)

   6.75%, 11/1/2021                                                                           3,145,000                3,253,408

University of Virginia, University Revenue 5.75%, 5/1/2021                                    2,325,000                2,237,650

Upper Occoquan Sewer Authority, Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            2,000,000                1,805,440

Virginia Beach Development Authority, Revenue:

  Industrial Development Mortgage

      (Ramada Oceanside Resort) 8%, 8/1/2010                                                    310,000                  327,180

   Nursing Home (Sentara Life Care Corp.)

      7.75%, 11/1/2021                                                                        1,000,000                1,065,720

Virginia Housing Development Authority,

  Commonwealth Mortgage:

      6.60%, 7/1/2020                                                                         1,075,000                1,092,426

      5.50%, 1/1/2022                                                                         4,375,000                4,077,894

                                                                                                                    The Fund

STATEMENT OF INVESTMENTS (Unaudited) (continued)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--27.9%

Commonwealth of Puerto Rico (Public Improvement):

   6%, 7/1/2015                                                                               2,000,000                2,083,620

   6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                     1,000,000  (c)           1,080,030

   6%, 7/1/2026 (Prerefunded 7/1/2007)                                                        1,500,000  (c)           1,638,510

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              2,000,000                2,096,660

Puerto Rico Electric Power Authority, Power Revenue:

   5%, 7/1/2012 (Insured; MBIA)                                                                  50,000                   48,467

   6.23%, 7/1/2012                                                                            3,000,000  (a,b)         2,810,760

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      5.50%, 7/1/2013 (Insured; MBIA)                                                            10,000                   10,033

      7.319%, 7/1/2013                                                                        2,290,000  (a)           2,304,931

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                 2,000,000  (c)           2,151,520

      5.50%, 7/1/2026                                                                           875,000                  834,383

Puerto Rico Industrial, Tourist, Educational,

  Medical and Environmental Control

  Facilities Financing Authority, Higher Education Revenue

  (Ana G. Mendez University System Project)

   5.375%, 2/1/2019                                                                           1,500,000                1,364,190

Puerto Rico Ports Authority, Special Facilities Revenue

   (American Airlines) 6.25%, 6/1/2026                                                        3,000,000                3,014,430

Virgin Islands Public Finance Authority, Revenue,

  Matching Fund Loan Notes

   7.25%, 10/1/2018 (Prerefunded 10/1/2002)                                                   4,000,000  (c)           4,408,120

Virgin Islands Territory (Hugo Insurance Claims Fund Program)

   7.75%, 10/1/2006 (Prerefunded 10/1/2001)                                                   1,160,000  (c)           1,234,170

Virgin Islands Water and Power Authority, Electric System

   7.40%, 7/1/2011 (Prerefunded 7/1/2001)                                                     1,780,000  (c)           1,887,245

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $94,162,501)                                                                                                 91,749,463
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM MUNICIPAL INVESTMENTS--2.3%
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA

Roanoke Industrial Development Authority,

  HR (Roanoke Memorial Hospitals)

   VRDN 3.60% (cost $2,200,000)                                                               2,200,000  (d)           2,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $96,362,501)                                                              97.4%               93,949,463

CASH AND RECEIVABLES (NET)                                                                         2.6%                2,469,002

NET ASSETS                                                                                       100.0%               96,418,465


Summary of Abbreviations

FGIC           Financial Guaranty Insurance Company                    MBIA          Municipal Bond Investors Assurance
FHA            Federal Housing Administration                                          Insurance Corporation
HR             Hospital Revenue                                        MFHR          Multi-Family Housing Revenue
IDR            Industrial Development Revenue                          SWDR          Solid Waste Disposal Revenue
LR             Lease Revenue                                           VRDN          Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                      or          Moody's          or             Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                                    Aaa                             AAA                                        25.9
AA                                     Aa                              AA                                         13.1
A                                      A                               A                                           6.1
BBB                                    Baa                             BBB                                        27.0
BB                                     Ba                              BB                                          3.2
F1                                     MIG1/P1                         SP1/A1                                      2.3
Not Rated(e)                           Not Rated(e)                    Not Rated(e)                               22.4

                                                                                                                 100.0

(a)  Inverse floater security -- the interest rate is subject to change periodically.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to $4,776,340 or 5.0% of net assets.

(c)  Bonds  which  are  prerefunded  are   collateralized  by  U.S.   Government
     securities  which  are held in  escrow  and are used to pay  principal  and interest  on the  municipal  issue and to  retire  the bonds in full at the earliest refunding date.

(d) Securities payable on demand. Variable interest rate--subject to periodic change.

(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  96,362,501  93,949,463

Cash                                                                    251,866

Interest receivable                                                   1,740,541

Receivable for investment securities sold                               678,758

Receivable for shares of Beneficial Interest subscribed                   4,955

Prepaid expenses                                                         13,493

                                                                     96,639,076
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            45,548

Due to Distributor                                                       33,172

Payable for shares of Beneficial Interest redeemed                      116,900

Accrued expenses                                                         24,991

                                                                        220,611
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,418,465
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      99,231,938

Accumulated net realized gain (loss) on investments                   (400,435)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (2,413,038)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      96,418,465

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             68,896,102             24,680,030              2,842,333

Shares Outstanding                                                          4,309,181              1,543,949                177,878
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.99                  15.99                  15.98

See notes to financial statements.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,079,767

EXPENSES:

Management fee--Note 3(a)                                              285,390

Shareholder servicing costs--Note 3(c)                                 162,715

Distribution fees--Note 3(b)                                            85,084

Registration fees                                                       18,243

Professional fees                                                       11,467

Prospectus and shareholders' reports                                    10,759

Custodian fees                                                           5,464

Trustees' fees and expenses--Note 3(d)                                     720

Loan commitment fees--Note 2                                               201

Miscellaneous                                                            7,356

TOTAL EXPENSES                                                         587,399

INVESTMENT INCOME--NET                                               2,492,368
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (417,556)

Net unrealized appreciation (depreciation) on investments          (7,738,287)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (8,155,843)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (5,663,475)

See notes to financial statements.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,492,368            5,023,622

Net realized gain (loss) on investments         (417,556)            1,384,592

Net unrealized appreciation (depreciation)
   on investments                             (7,738,287)            (350,457)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (5,663,475)           6,057,757
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,774,428)          (3,225,645)

Class B shares                                  (650,086)          (1,688,611)

Class C shares                                   (67,854)            (109,376)

Net realized gain on investments:

Class A shares                                         --            (884,913)

Class B shares                                         --            (533,711)

Class C shares                                         --             (37,805)

TOTAL DIVIDENDS                               (2,492,368)          (6,480,051)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,233,337           12,134,539

Class B shares                                  1,257,295            4,716,025

Class C shares                                    316,351            1,520,409

Dividends reinvested:

Class A shares                                    896,702            2,193,747

Class B shares                                    326,705            1,198,045

Class C shares                                     14,599               21,422

Cost of shares redeemed:

Class A shares                                (7,221,178)          (7,521,104)

Class B shares                                (9,534,319)         (10,983,245)

Class C shares                                  (427,469)            (326,419)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (5,137,977)            2,953,419

   TOTAL INCREASE (DECREASE) IN NET ASSETS   (13,293,820)            2,531,125
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           109,712,285          107,181,160

END OF PERIOD                                  96,418,465          109,712,285

See notes to financial statements.




                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       549,809              694,996

Shares issued for dividends reinvested             54,093              125,125

Shares redeemed                                 (432,467)            (429,470)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     171,435              390,651
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        74,783              269,387

Shares issued for dividends reinvested             19,685               68,334

Shares redeemed                                 (567,877)            (629,062)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (473,409)            (291,341)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        18,791               86,730

Shares issued for dividends reinvested                881                1,224

Shares redeemed                                  (26,101)             (18,602)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (6,429)               69,352

(a) During the period ended October 31, 1999, 372,373 Class B shares representing $6,256,860 were automatically converted to 372,423 Class A shares.

See notes to financial statements.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                          October 31, 1999                                 Year Ended April 30,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.31         17.37         16.61         16.27          16.03         16.02

Investment Operations:

Investment income--net                                 .42           .85           .88           .94            .93           .94

Net realized and unrealized gain
   (loss) on investments                             (1.32)          .17           .76           .34            .24           .04

Total from Investment Operations                      (.90)         1.02          1.64          1.28           1.17           .98

Distributions:

Dividends from investment
   income--net                                       (.42)          (.85)         (.88)         (.94)          (.93)         (.94)

Dividends from net realized gain
   on investments                                      --           (.23)         (.00)(a)       --              --           --

Dividends in excess of net realized
   gain on investments                                 --            --             --           --              --          (.03)

Total Distributions                                  (.42)         (1.08)         (.88)         (.94)          (.93         (.97)

Net asset value, end of period                      15.99          17.31         17.37         16.61          16.27         16.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                             (10.47)(c)          5.98         10.05          8.02           7.32          6.39
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .97(c)           .92           .75           .39            .50           .39

Ratio of net investment income
   to average net assets                           4.97(c)          4.83          5.10          5.67           5.58          5.93

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                         --            --            .14           .55            .55           .55

Portfolio Turnover Rate                           11.95(d)         30.19         21.25         45.29          50.06         21.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      68,896        71,612        65,086        61,099         61,149        62,428

(a)  Amount represents less than $.01 per share.
(b)  Exclusive of sales charge.
(c)  Annualized.
(d)  Not annualized.

See notes to financial statements.



                                          Six Months Ended
                                          October 31, 1999                               Year Ended April 30,
                                                                  ------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)       1999            1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.31       17.37           16.60         16.27          16.03         16.02

Investment Operations:

Investment income--net                                 .37         .76             .79           .86            .84           .85

Net realized and unrealized gain
   (loss) on investments                             (1.32)        .17             .77           .33            .24           .04

Total from Investment Operations                      (.95)        .93            1.56          1.19           1.08           .89

Distributions:

Dividends from investment
   income--net                                       (.37)        (.76)           (.79)          (.86)         (.84)         (.85)

Dividends from net realized gain
   on investments                                      --         (.23)           (.00)(a)         --             --           --

Dividends in excess of net realized
   gain on investments                                 --          --              --              --             --         (.03)

Total Distributions                                  (.37)        (.99)           (.79)          (.86)         (.84          (.88)

Net asset value, end of period                      15.99        17.31           17.37          16.60         16.27         16.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                (11.07)(c)     5.44            9.56           7.41          6.77          5.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.48(c)      1.43            1.26            .90          1.01           .90

Ratio of net investment income
   to average net assets                             4.45(c)      4.32            4.58           5.15          5.06          5.40

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                         --          --              .14            .55           .55           .55

Portfolio Turnover Rate                             11.95(d)     30.19           21.25          45.29         50.06         21.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      24,680      34,912          40,100         35,787        33,120        28,813

(a)  Amount represents less than $.01 per share.
(b)  Exclusive of sales charge.
(c)  Annualized.
(d)  Not annualized.

                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                             Six Months Ended
                                                             October 31, 1999                    Year Ended April 30,
                                                                                     --------------------------------------------
CLASS C SHARES                                                     (Unaudited)       1999         1998        1997      1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    17.30       17.36        16.60       16.26        16.17

Investment Operations:

Investment income--net                                                    .35         .72          .75         .81          .57

Net realized and unrealized gain (loss)
   on investments                                                       (1.32)        .17          .76         .34          .09

Total from Investment Operations                                         (.97)        .89         1.51        1.15          .66

Distributions:

Dividends from investment income--net                                    (.35)       (.72)        (.75)       (.81)        (.57)

Dividends from net realized gain
   on investments                                                          --        (.23)        (.00)(b)      --           --

Total Distributions                                                      (.35)       (.95)        (.75)       (.81)        (.57)

Net asset value, end of period                                          15.98       17.30        17.36       16.60        16.26
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                    (11.19)(d)    5.19         9.22        7.18         5.64(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.70(d)      1.66         1.54        1.17         1.21(d)

Ratio of net investment income to
   average net assets                                                   4.24(d)      4.06         4.24        4.83         4.55(d)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                                     --          --           .11         .54          .52(d)

Portfolio Turnover Rate                                                11.95(e)     30.19        21.25       45.29        50.06
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   2,842       3,188        1,996         674          166

(a)  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(b)  Amount represents less than $.01 per share.
(c)  Exclusive of sales charge.
(d)  Annualized.
(e)  Not annualized.

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Virginia Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumption. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are
                                                                    The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 1999 to October 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate expenses, exclusive of taxes, brokerage commission, interest on borrowings, Distribution Plan fees, commitment fees and

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

extraordinary expenses, exceed an annual rate of 1% of the value of the fund's average daily net assets.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $3,977 during the period ended October 31, 1999, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $73,080 and $12,004, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $89,181, $36,540 and $4,001, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $23,078 pursuant to the transfer agency agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $12,101,976 and $21,251,714, respectively.

At  October 31, 1999, accumulated net unrealized depreciation on investments was
$2,413,038,   consisting   of   $1,920,604  gross  unrealized  appreciation  and
$4,333,642 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Virginia
                        Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                              066/625SA9910